UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments

(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Investments
211 Main Street, San Francisco, California 94105

(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 627-7000
Date of fiscal year end: August 31
Date of reporting period: August 31, 2010

Item 1: Report(s) to Shareholders.

Annual report dated August 31, 2010 enclosed.

Schwab Bond Funds

Schwab Short-Term
Bond Market Fundtm

Schwab® Premier Income Fund

Schwab Total
Bond Market Fundtm

Schwab GNMA Fundtm

Schwab Inflation
Protected Fundtm

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Schwab Bond Funds

Annual Report
August 31, 2010

Schwab Short-Term
Bond Market Fundtm

Schwab® Premier Income Fund

Schwab Total
Bond Market Fundtm

Schwab GNMA Fundtm

Schwab Inflation
Protected Fundtm

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Five smart, cost-effective ways for investors to use
bonds in an asset allocation strategy.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Short-Term Bond Market Fundtm (Ticker Symbol: SWBDX)	4.92%

Barclays Capital U.S. Government/Credit: 1-5 Years Index	5.34%
Fund Category: Morningstar Short-Term Bond	5.84%

Performance Details	pages 6-7

Schwab® Premier Income Fund (Ticker Symbol: SWIIX)	11.16%

Barclays Capital U.S. Aggregate Intermediate Bond Index	8.25%
Fund Category: Morningstar Intermediate-Term Bond	11.36%

Performance Details	pages 8-9

Schwab Total Bond Market Fundtm (Ticker Symbol: SWLBX)	8.76%

Barclays Capital U.S. Aggregate Bond Index	9.18%
Fund Category: Morningstar Intermediate-Term Bond	11.36%

Performance Details	pages 10-11

Schwab GNMA Fundtm (Ticker Symbol: SWGSX)	7.00%

Barclays Capital GNMA Index	7.96%
Fund Category: Morningstar Intermediate Government	7.89%

Performance Details	pages 12-13

Schwab Inflation Protected Fundtm (Ticker Symbol: SWRSX)	9.93%

Barclays Capital U.S. TIPS Index	10.52%
Fund Category: Morningstar Inflation Protected Bond	10.14%

Performance Details	pages 14-15

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Taxable Bond Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

We are pleased to provide you with this annual report to shareholders for the Schwab Bond Funds. The content covers the 12-month period ending August 31, 2010, and includes information about the performance and management of the five taxable bond funds.

For the reporting period, the Schwab Premier Income Fund was the strongest performer among the bond funds in this report. The remaining funds also had positive performance, but trailed their respective comparative indices. For additional information about the performance of each fund, please refer to the managers’ discussion on the following pages of this report.

While exposure to bond funds can be an important component of a diversified portfolio, there are also inherent risks. A key risk in today’s markets is interest rate risk and the inverse relationship between interest rates and bond prices. During the period under review, interest rates fell to all-time lows, resulting in an increase in the price of bonds. Conversely, interest rate increases would likely cause bond prices to fall, which could cause a decrease in the value of the funds.

At Schwab, we encourage our investors to periodically review their portfolios, and when needed, make changes so that they are consistent with their tolerance for risk and aligned with their investment goals. If you have any questions about the Schwab Bond Funds or other Schwab funds, we are always available at 1-800-435-4000, and additional resources may be found on schwab.com.

Thank you for investing with us.

Sincerely,

Schwab Taxable Bond Funds 3

The Investment Environment

The bond market posted solid returns for the 12-month reporting period amid challenging economic conditions marked by slow economic growth, high unemployment, and a weak housing market. Fixed income securities performed well in this environment, with yields dropping substantially during the period. Events such as the European sovereign debt crisis and volatile equity markets contributed to investor uncertainty, resulting in a shift towards bonds. The Federal Reserve (the Fed) continued its efforts to combat unemployment, encourage lending, and boost spending by holding interest rates near zero. Additional policy actions by the Fed included security purchases of U.S. Treasury and Agency bonds, as well as mortgage-backed securities (MBS). The Fed ended its announced program for purchasing MBS at the end of March 2010, and its purchases totaled approximately $1.25 trillion.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and housing continued to be weak. GDP growth, the output of goods and services produced by labor and property located in the United States, declined from 3.7% in the first quarter of 2010 to 1.7% in the second quarter. Existing home sales declined during the period, dropping from a high of 6.49 million units in November 2009 to a low of 3.84 million units in July 2010. Unemployment remained elevated throughout the period, ranging from 9.5% to 10.1%.

The Fed’s monetary policy influenced the level of short-term yields and returns, which remained low during the period. For example, U.S. Treasury securities maturing in one to three years returned 2.7%. In contrast, long-term U.S. Treasury securities maturing in 20 or more years returned 16.9%. Much of this return occurred in the second half of the period as slow economic growth, falling inflation, and a flight-to-quality led investors to favor long-term Treasury securities.

Other sectors of the taxable bond market also experienced solid performance during the period. Lower-rated bonds outperformed higher-rated bonds. The Barclay’s Capital U.S. Aggregate Bond Index, which measures performance among the major investment grade sectors of the bond market, returned 9.2%. Among the rating categories within that index, those securities with the highest ratings of AAA returned 7.8%, while those in the lowest investment grade rating category of BBB returned 16.0%. The Barclay’s Capital High Yield Index of corporate bonds generated a total return of 21.5% during the period. Both investment grade and high-yield corporate bonds performed well as investors were attracted to stable corporate fundamentals and the additional yield that the sector offered relative to U.S. Treasury securities.

The commercial mortgage-backed securities (CMBS) sector outperformed other benchmark sectors, including U.S. Treasury securities, despite negative headlines about commercial real estate. CMBS yield spreads were the widest relative to U.S. Treasury securities at the beginning of the period and experienced the largest narrowing relative to U.S. Treasuries by the end of the period. The result was a return of 23.3% for the period, as measured by the Barclay’s Capital CMBS Index.

 Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Taxable Bond Funds

Fund Management

Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2007 and has worked in fixed-income and asset management since 1996.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1996 and has been performing portfolio analytics and operational support since 2004 prior to moving to his current role in 2007.

Schwab Taxable Bond Funds 5

Schwab Short-Term Bond Market Fund™

The Schwab Short-Term Bond Market Fund seeks high current income by tracking the performance of the Barclays Capital U.S. Government/Credit: 1-5 Year Index. The fund returned 4.92% for the 12-month period that ended August 31, 2010, while its comparative index returned 5.34%. The fund uses the index as a guide in structuring the fund’s portfolio and selecting its investments. During the reporting period, sector allocations between the fund and the index were aligned, thereby reducing the difference in performance between the two.

The major sectors of the index, which consist of U.S. Treasuries, U.S. agencies, traditional corporate bonds, and credit sensitive securities from non-corporate issuers, posted positive total returns for the period, as declining yields led to security price appreciation. The 1-5 year Corporate Bond sector, which represented 20.2% of the index, posted positive total return of 8.6% during the period, outperforming U.S. Treasuries of similar maturity. Corporate bondholders benefited from improving company fundamentals and a low interest rate environment.

The 1-5 year Treasury sector, which represented 55.5% of the index, returned 4.5%. The strong performance of Treasuries was driven by a flight-to-quality as fears escalated about the European banking system. In the face of continued slow economic growth, the Federal Reserve maintained a policy of low interest rates. Investors favored intermediate maturity Treasuries which offered higher yield, resulting in strong performance in this sector. For instance, 3-5 year Treasuries returned 7.4% for the period, outperforming the 1-3 year Treasury sector which posted a 2.7% return during the period.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

U.S. Government and Government Agencies	71.7%
Corporate Bonds	20.6%
Foreign Securities	6.9%
Other investment Companies	0.6%
Municipal Bonds	0.2%

By Credit Quality [2]

AAA	76.7%
AA	5.1%
A	11.9%
BBB	5.5%
BB	0.1%
Short-Term Ratings	0.7%

By Maturity[3]

0-6 months	0.2%
7-18 months	14.7%
19-30 months	31.3%
More than 30 months	53.8%

Weighted Average Maturity[3]	2.7 yrs
Weighted Average Effective Duration	2.6 yrs

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	As shown in the Portfolio Holdings, see Glossary for definition of maturity.

6 Schwab Taxable Bond Funds

 Schwab Short-Term Bond Market Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2000 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Short-Term Bond Market Fundtm (11/5/91)	4.92%	2.00%	3.48%
Barclays Capital U.S. Government/Credit: 1-5 Years Index	5.34%	5.12%	5.31%
Fund Category: Morningstar Short-Term Bond	5.84%	3.77%	4.03%

Fund Expense Ratios4: Net 0.55%; Gross 0.62%

 Style Assessment5

 Yields1

30-Day SEC Yield[3]	0.53%

30-Day SEC Yield-No Waiver[6]	0.44%

12-Month Distribution Yield[3]	1.91%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

Schwab Taxable Bond Funds 7

Schwab® Premier Income Fund

The Schwab Premier Income Fund seeks high current income and may also seek capital appreciation. The fund returned 11.16% for the 12-month period that ended August 31, 2010, while its comparative index, the Barclays Capital U.S. Aggregate Intermediate Bond Index returned 8.25%. Falling interest rates and the narrowing of yield spreads on corporate bonds and mortgage securities contributed to the positive total return for the fund and the index. The 10-year Treasury fell from a yield of 3.40% on August 31, 2009 to 2.47% at the end of the period.

Non-benchmark allocations to the asset-backed and non-agency mortgage-backed securities sectors were the top contributors to the fund’s outperformance relative to the index. These positions represented approximately 18% of fund net assets at the beginning of the period. The fund favored these sectors due to the advisor’s evaluation of the underlying fundamental credit quality of the individual securities and attractive valuations relative to other market sectors, specifically government agency-backed mortgage securities.

The fund also maintained an overweight position to investment and non-investment grade corporate bonds during the period, as this sector continued offering relative value versus U.S. Treasury securities. In particular, the fund was overweight corporate bonds in the Financials and Industrials sub-sectors. The corporate bond market posted positive total returns in the period which contributed to performance. The fund was underweight the Sovereign sub-sector, which detracted from the fund’s performance. As fears of contagion from European sovereign issuers such as Spain and Greece eased toward the end of the period, valuations improved and the fund’s performance was negatively impacted given the underweight to the sub-sector.

During the period, the fund invested in futures contracts referencing U.S. Treasury securities in order to manage the fund’s interest rate exposure. These investments ranged from 1% to 12% of fund net assets.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

Corporate Bonds	35.3%
Mortgage-Backed Securities	33.9%
U.S. Government and Government Agencies	23.5%
Asset-Backed Obligations	2.8%
Commercial Mortgage Backed Securities	2.8%
Other Investment Companies	1.0%
Preferred Stock	0.3%
Foreign Securities	0.3%
Commercial Paper & Other Corporate Obligations	0.1%

By Credit Quality [2]

AAA	58.9%
AA	7.0%
A	5.8%
BBB	16.4%
BB	8.3%
B	2.4%
CCC	0.2%
Short-Term Ratings	1.0%

By Maturity[3]

0-6 months	20.5%
7-18 months	3.8%
19-30 months	4.3%
More than 30 months	71.4%

Weighted Average Maturity[3]	3.5 yrs
Weighted Average Effective Duration	2.9 yrs

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	As shown in the Portfolio Holdings, see Glossary for definition of maturity.

8 Schwab Taxable Bond Funds

 Schwab® Premier Income Fund

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

October 31, 2007 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1,7

 Average Annual Total Returns1,2,3,7

Fund and Inception Date	1 Year	Since Inception

Fund: Schwab® Premier Income Fund (10/31/07)	11.16%	7.84%
Barclays Capital U.S. Aggregate Intermediate Bond Index	8.25%	7.00%
Fund Category: Morningstar Intermediate-Term Bond	11.36%	6.53%

Expense Ratios4: Net 0.63%; Gross 0.65%

 Style Assessment5

 Yields1

30-Day SEC Yield[3]	2.65%

30-Day SEC Yield–No Waiver[6]	2.64%

12-Month Distribution Yield[3]	5.13%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	On August 10, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.

Schwab Taxable Bond Funds 9

Schwab Total Bond Market Fund™

The Schwab Total Bond Market Fund seeks high current income by tracking the performance of the Barclays Capital U.S. Aggregate Bond Index. The fund returned 8.76% for the 12-month period that ended August 31, 2010, while its comparative index returned 9.18%. The fund uses the index as a guide in structuring the portfolio and selecting its investments. During the reporting period, sector allocations between the fund and the index were aligned, thereby reducing the difference in performance between the two.

The combination of price appreciation due to lower yields and coupon income produced a positive total return for the fund and the index. Also contributing to performance were the strong returns of corporate bonds, mortgage-backed securities (MBS), and commercial mortgage-backed securities (CMBS).

Prices in the MBS sector, representing 33.1% of the index at the end of the period, were supported by the Federal Reserve’s (the Fed) ongoing intervention in the bond markets and its role as the largest buyer of agency MBS and agency debt. The sector returned 7.0% during the period, which outperformed U.S. Treasury securities of similar maturity. The Fed ended its program for purchasing MBS at the end of March 2010, and its purchases totaled approximately $1.25 trillion.

The U.S. Treasury sector, which represented 33.0% of the index at the end of the period, returned 8.1%. The Fed maintained the target federal funds rate of 0.00%–0.25%, which served to keep short-term interest rates low. Within the Treasury sector, securities maturing in 20 or more years returned 16.9%. Slow economic growth, low inflation, and risk aversion led investors to favor longer-term U.S. Treasury securities. In addition, the Fed’s decision late in the period to reinvest proceeds from MBS principal repayments into longer-term Treasury securities provided further demand for the sector.

The corporate bond sector, which represented 18.5% of the index, returned 13.5% during the period, which also outperformed U.S. Treasury securities of similar maturity. Corporate bondholders benefited from sound company fundamentals and a low interest rate environment.

The CMBS sector, representing approximately 3% of the index, returned 23.3% for the period. The sector continued to outperform other index sectors, including U.S. Treasury securities, despite negative headlines about commercial real estate.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

U.S. Government and Government Agencies	38.8%
Mortgage-Backed Securities	33.3%
Corporate Bonds	17.9%
Foreign Securities	3.8%
Commercial Mortgage Backed Securities	3.1%
Other Investment Companies	2.1%
Municipal Bonds	0.7%
Asset-Backed Obligations	0.3%

By Credit Quality [2]

AAA	77.2%
AA	4.3%
A	8.9%
BBB	7.2%
BB	0.2%
Short-Term Ratings	2.2%

By Maturity[3]

0-1 Year	2.8%
2-10 Years	57.1%
11-20 Years	6.2%
21-30 Years	33.9%

Weighted Average Maturity[3]	5.7 yrs
Weighted Average Effective Duration	3.9 yrs

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	As shown in the Portfolio Holdings, see Glossary for definition of maturity.

10 Schwab Taxable Bond Funds

 Schwab Total Bond Market Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2000 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Total Bond Market Fundtm (3/5/93)	8.76%	3.24%	4.99%
Barclays Capital U.S. Aggregate Bond Index	9.18%	5.96%	6.47%
Fund Category: Morningstar Intermediate-Term Bond	11.36%	5.12%	5.84%

Expense Ratios4: Net 0.55%; Gross 0.63%

 Style Assessment5

 Yields1

30-Day SEC Yield[3]	2.38%

30-Day SEC Yield-No Waiver[6]	2.37%

12-Month Distribution Yield[3]	3.29%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. Schwab and the investment adviser have agreed to advance the fund certain litigation expenses to the extent necessary to maintain these expense limitations (excluding amounts paid in connection with judgments and settlements) in connection with certain legal matters. These advances are subject to repayment by the fund to Schwab and the investment adviser to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.

Schwab Taxable Bond Funds 11

Schwab GNMA Fund™

The Schwab GNMA Fund seeks high current income consistent with preservation of capital. The fund returned 7.00% for the 12-month period that ended August 31, 2010, while its comparative index, the Barclays Capital GNMA Index returned 7.96%.

Falling interest rates and strong performance of mortgage-backed securities (MBS) relative to U.S Treasury securities resulted in a positive total return for the fund and the index. Prices for MBS were supported during the period by the Federal Reserve’s (the Fed) ongoing intervention in the bond markets and its role as the largest buyer of agency MBS and agency debt, including GNMA securities. The Fed ended its program for purchasing MBS at the end of March 2010. At that time, the Fed had purchased approximately $1.25 trillion of MBS, including $114 billion of GNMA securities.

The largest contributors to the GNMA index return were lower coupon MBS. For instance, GNMA 30-year MBS with coupons lower than 5% returned 9.7% during the period. At the beginning of the period, the fund was underweight coupons lower than 5% and overweight coupons from 5.0% to 6.5%. Throughout the period, the fund increased its exposure to higher coupon MBS. Overall, the fund’s underweight position to lower coupon securities detracted from performance.

During the period, the fund held as much as 20.2% of net assets in To Be Announced (TBA) positions, which are MBS that settle on a forward date.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

Mortgage-Backed Securities	91.3%
U.S. Government Securities	8.6%
Other Investment Companies	0.1%

By Credit Quality [2]

AAA	99.9%
Short-Term Ratings	0.1%

By Maturity[3]

0-6 Months	11.7%
7-18 Months	4.4%
19-30 Months	7.7%
More than 30 Months	76.2%

Weighted Average Maturity[3]	3.4 yrs
Weighted Average Effective Duration	2.4 yrs

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	As shown in the Portfolio Holdings, see Glossary for definition of maturity.

12 Schwab Taxable Bond Funds

 Schwab GNMA Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 3, 2003 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1,7

 Average Annual Total Returns1,2,3,7

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab GNMA Fundtm (3/3/03)	7.00%	5.92%	4.87%
Barclays Capital GNMA Index	7.96%	6.45%	5.49%
Fund Category: Morningstar Intermediate Government	7.89%	5.24%	4.31%

Fund Expense Ratios4: Net 0.57%; Gross 0.70%

 Style Assessment5

 Yields1

30-Day SEC Yield[3]	2.80%

30-Day SEC Yield-No Waiver[6]	2.70%

12-Month Distribution Yield[3]	3.38%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. Fund expense ratios include acquired fund fees and expenses (AFFE) of 0.02% in connection with the fund’s investment in the State Street Institutional Liquid Reserves Fund. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Taxable Bond Funds 13

Schwab Inflation Protected Fund™

The Schwab Inflation Protected Fund seeks to provide total return and inflation protection. The fund returned 9.93% for the 12-month period that ended August 31, 2010, while its comparative index, the Barclays Capital U.S. Treasury Inflation-Protected Securities index returned 10.52%. The combination of lower yields, interest income, and inflation adjustments contributed to the positive total return for the fund and index.

Consistent with the index, the fund focused its investments in Treasury Inflation-Protected Securities (TIPS). The fund’s duration was similar to the index throughout the period. Due to concerns about the threat of deflation in the near term, the fund maintained an underweight position in short and intermediate maturity TIPS. In contrast, the fund was overweight longer maturity TIPS, with the longer term view that the Federal Reserve’s policy actions could lead to higher inflation expectations which should benefit longer maturity TIPS more than shorter maturity TIPS.

Although all TIPS had positive returns during the period, TIPS with longer-dated maturities outperformed short- to intermediate-term maturity TIPS during most of the period. Consequently, the fund’s bias towards longer-dated maturities contributed to performance. This was especially true during the second half of the reporting period when the fund shifted to an overweight in the 20-year and longer maturity range, and the fund was able to recover some of the underperformance seen during the first half of the period when shorter-dated maturities outperformed.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

U.S. Government Securities	99.3%
Other Investment Companies	0.7%

By Credit Quality[2]

AAA	99.3%
Short-Term Ratings	0.7%

By Maturity[3]

2-10 Years	67.0%
11-20 Years	29.1%
21-30 Years	3.9%

Weighted Average Maturity[3]	8.9 yrs
Weighted Average Effective Duration	7.9 yrs

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	As shown in the Portfolio Holdings, see Glossary for definition of maturity.

14 Schwab Taxable Bond Funds

 Schwab Inflation Protected Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 31, 2006 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1,7

 Average Annual Total Returns1,2,3,7

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Inflation Protected Fundtm (3/31/06)	9.93%	6.32%	5.79%
Barclays Capital U.S. TIPS Index	10.52%	7.17%	6.62%
Fund Category: Morningstar Inflation Protected Bond	10.14%	6.04%	5.53%

Fund Expense Ratios4: Net 0.50%; Gross 0.63%

 Style Assessment5

 Yields1

30-Day SEC Yield[3]	-0.77%

30-Day SEC Yield-No Waiver[6]	-0.85%

12-Month Distribution Yield[3]	1.34%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Taxable Bond Funds 15

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2010 and held through August 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period [2]
	(Annualized)	at 3/01/10	at 8/31/10	3/01/10–8/31/10

Schwab Short-Term Bond Market Fundtm
Actual Return	0.55%	$1,000	$1,026.40	$2.81
Hypothetical 5% Return	0.55%	$1,000	$1,022.43	$2.80

Schwab® Premier Income Fund
Actual Return	0.62%	$1,000	$1,046.30	$3.20
Hypothetical 5% Return	0.62%	$1,000	$1,022.08	$3.16

Schwab Total Bond Market Fundtm
Actual Return	0.54%	$1,000	$1,056.70	$2.80
Hypothetical 5% Return	0.54%	$1,000	$1,022.48	$2.75

Schwab GNMA Fundtm
Actual Return	0.55%	$1,000	$1,043.20	$2.83
Hypothetical 5% Return	0.55%	$1,000	$1,022.43	$2.80

Schwab Inflation Protected Fundtm
Actual Return	0.50%	$1,000	$1,055.00	$2.59
Hypothetical 5% Return	0.50%	$1,000	$1,022.68	$2.55

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

16 Schwab Taxable Bond Funds

Schwab Short-Term Bond Market Fund™

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	8.93	9.30	9.84	9.91	10.05

Income (loss) from investment operations:
Net investment income (loss)	0.18	0.29	0.44	0.49	0.42
Net realized and unrealized gains (losses)	0.26	(0.37)	(0.54)	(0.07)	(0.14)

Total from investment operations	0.44	(0.08)	(0.10)	0.42	0.28
Less distributions:
Distributions from net investment income	(0.18)	(0.29)	(0.44)	(0.49)	(0.42)

Net asset value at end of period	9.19	8.93	9.30	9.84	9.91

Total return (%)	4.92	(0.85)	(1.11)	4.33	2.87

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.55	0.55	0.56 [1]	0.55
Gross operating expenses	0.62	0.62	0.59	0.58	0.57
Net investment income (loss)	1.95	3.23	4.62	4.94	4.18
Portfolio turnover rate	173	231	351	225	171
Net assets, end of period ($ x 1,000,000)	258	261	346	569	604

1 The ratio of net operating expenses would have been 0.55%, if interest expense had not been included.

See financial notes 17

 Schwab Short-Term Bond Market Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

71.5%	U.S. Government and Government Agencies	180,422,684	184,777,039
6.9%	Foreign Securities	17,174,331	17,742,978
20.6%	Corporate Bonds	50,043,723	53,106,284
0.2%	Municipal Bonds	407,172	424,643
0.6%	Other Investment Company	1,673,018	1,673,018
0.0%	Short-Term Investment	99,929	99,947

99.8%	Total Investments	249,820,857	257,823,909
0.2%	Other Assets and Liabilities, Net		422,316

100.0%	Net Assets		258,246,225

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

U.S. Government and Government Agencies 71.5% of net assets

U.S. Government Agency Guaranteed 3.2%
Citigroup Funding, Inc., (FDIC Insured)
1.88%, 10/22/12 (d)	2,000,000	2,050,006
JPMorgan Chase & Co., (FDIC Insured)
3.13%, 12/01/11 (d)	1,000,000	1,033,803
State Street Capital Trust III, (FDIC Insured)
2.15%, 04/30/12 (d)	3,000,000	3,083,925
The Goldman Sachs Group, Inc., (FDIC Insured)
3.25%, 06/15/12 (d)	1,000,000	1,046,067
Wells Fargo & Co., (FDIC Insured)
3.00%, 12/09/11 (d)	1,000,000	1,032,824

		8,246,625

U.S. Government Agency Securities 14.1%
Fannie Mae
1.25%, 06/22/12	1,000,000	1,011,959
1.75%, 08/10/12	2,000,000	2,043,274
1.50%, 09/25/12 (b)	500,000	502,727
1.88%, 10/29/12 (b)	2,000,000	2,003,806
3.25%, 04/09/13	1,000,000	1,064,635
1.00%, 09/23/13	2,500,000	2,505,525
2.75%, 02/05/14	1,250,000	1,321,689
2.63%, 11/20/14	2,000,000	2,115,266
3.13%, 01/21/15 (b)	1,000,000	1,009,330
Federal Farm Credit Bank
3.50%, 10/03/11	500,000	517,025
4.50%, 10/17/12	1,000,000	1,080,685
1.63%, 03/07/13 (b)	250,000	250,049
Federal Home Loan Bank
3.63%, 09/16/11	1,000,000	1,035,198
1.00%, 12/28/11	500,000	503,790
1.85%, 12/21/12 (b)	1,500,000	1,505,020
3.38%, 02/27/13	500,000	532,003
1.88%, 06/21/13	1,000,000	1,028,848
3.63%, 10/18/13	2,500,000	2,711,217
5.50%, 08/13/14	2,000,000	2,328,498
Freddie Mac
1.13%, 12/15/11	1,000,000	1,009,136
1.35%, 06/29/12 (b)	2,000,000	2,001,442
1.13%, 07/27/12	2,000,000	2,020,052
2.13%, 09/21/12	2,000,000	2,059,658
1.80%, 02/25/13 (b)	500,000	502,831
3.75%, 06/28/13	1,000,000	1,082,726
1.40%, 11/18/13 (b)	500,000	502,596
3.00%, 07/28/14	2,000,000	2,137,564

		36,386,549

U.S. Treasury Obligations 54.2%
U.S. Treasury Notes
1.00%, 09/30/11	6,975,000	7,026,224
1.00%, 10/31/11	3,300,000	3,325,265
4.63%, 10/31/11	1,000,000	1,050,156
1.75%, 11/15/11	1,000,000	1,016,914
0.75%, 11/30/11	2,350,000	2,361,475
1.00%, 12/31/11	5,600,000	5,646,816
0.88%, 01/31/12	2,800,000	2,819,578
4.88%, 02/15/12	3,000,000	3,196,407
1.38%, 04/15/12	1,000,000	1,015,821
1.00%, 04/30/12	4,000,000	4,037,348
4.50%, 04/30/12	1,000,000	1,068,086
0.75%, 05/31/12	1,400,000	1,407,386
1.88%, 06/15/12	1,500,000	1,538,555
0.63%, 06/30/12	1,275,000	1,278,936
0.63%, 07/31/12	2,750,000	2,758,709
4.63%, 07/31/12	2,500,000	2,700,685
1.75%, 08/15/12	1,750,000	1,793,955
4.38%, 08/15/12	1,000,000	1,077,110
4.13%, 08/31/12	1,000,000	1,072,969
1.38%, 09/15/12	6,300,000	6,412,222
4.25%, 09/30/12	1,000,000	1,078,438
1.38%, 10/15/12	3,800,000	3,869,468
3.88%, 10/31/12	1,000,000	1,073,516
1.38%, 11/15/12	3,950,000	4,022,210
3.38%, 11/30/12	1,000,000	1,064,922
1.13%, 12/15/12	2,000,000	2,025,938
3.63%, 12/31/12	1,000,000	1,072,031
1.38%, 01/15/13	2,100,000	2,139,539
1.38%, 02/15/13	2,500,000	2,547,265
2.75%, 02/28/13	1,500,000	1,581,915
3.13%, 04/30/13	1,200,000	1,280,719
3.38%, 06/30/13	1,000,000	1,077,031
1.00%, 07/15/13	2,650,000	2,673,392
3.38%, 07/31/13	1,000,000	1,078,906
0.75%, 08/15/13	3,000,000	3,004,218
4.25%, 08/15/13	2,000,000	2,210,156
3.13%, 08/31/13	1,000,000	1,072,500
3.13%, 09/30/13	1,000,000	1,073,281

18 See financial notes

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
4.25%, 11/15/13	2,000,000	2,224,376
2.00%, 11/30/13	1,000,000	1,039,219
1.50%, 12/31/13	1,000,000	1,022,969
1.75%, 01/31/14	1,000,000	1,030,469
4.00%, 02/15/14	1,000,000	1,108,203
1.88%, 02/28/14	1,000,000	1,034,531
1.75%, 03/31/14	2,000,000	2,060,470
1.88%, 04/30/14	2,300,000	2,378,704
2.25%, 05/31/14	3,500,000	3,669,533
2.63%, 06/30/14	4,250,000	4,513,632
2.63%, 07/31/14	2,810,000	2,984,967
2.38%, 08/31/14	2,475,000	2,603,972
2.38%, 09/30/14	3,100,000	3,262,025
2.38%, 10/31/14	1,500,000	1,577,812
2.25%, 01/31/15	6,425,000	6,720,653
2.38%, 02/28/15	4,500,000	4,732,726
2.50%, 04/30/15	3,600,000	3,806,719
2.13%, 05/31/15	2,500,000	2,599,817
1.88%, 06/30/15	2,350,000	2,414,992
1.75%, 07/31/15	2,750,000	2,808,014

		140,143,865

Total U.S. Government and Government Agencies
(Cost $180,422,684)		184,777,039

Foreign Securities 6.9% of net assets

Foreign Agencies 2.4%

Canada 0.4%
Export Development Canada
1.75%, 09/24/12	1,000,000	1,022,246

Germany 0.9%
Kreditanstalt Fuer Wiederaufbau
2.00%, 01/17/12 (e)	2,100,000	2,142,147
2.63%, 03/03/15 (e)	225,000	236,317

		2,378,464

Mexico 0.2%
Petroleos Mexicanos
4.88%, 03/15/15 (b)	500,000	531,250

Republic of Korea 0.8%
Export-Import Bank of Korea
5.50%, 10/17/12	1,000,000	1,066,634
8.13%, 01/21/14	400,000	471,958
Korea Development Bank
8.00%, 01/23/14	400,000	470,814

		2,009,406

Sweden 0.1%
Svensk Exportkredit AB
3.25%, 09/16/14	150,000	159,442

		6,100,808

Foreign Local Government 0.7%

Canada 0.7%
Province of British Columbia Canada
4.30%, 05/30/13	450,000	492,854
Province of Ontario Canada
4.10%, 06/16/14	1,175,000	1,293,763

		1,786,617

Sovereign 1.0%

Brazil 0.1%
Federative Republic of Brazil
10.25%, 06/17/13	250,000	312,000

Canada 0.4%
Canada Government International Bond
2.38%, 09/10/14	900,000	943,474

Italy 0.3%
Republic of Italy
2.13%, 10/05/12	400,000	403,801
3.13%, 01/26/15	350,000	358,814

		762,615

Mexico 0.2%
Mexico (United Mexican States)
6.63%, 03/03/15	350,000	410,375

Panama 0.0%
Republic of Panama
7.25%, 03/15/15	100,000	118,300

		2,546,764

Supranational 2.8%
Asian Development Bank
4.25%, 10/20/14	700,000	783,015
European Investment Bank
2.63%, 11/15/11	1,700,000	1,745,023
1.75%, 09/14/12	1,000,000	1,022,561
2.88%, 01/15/15	250,000	264,953
2.75%, 03/23/15	215,000	226,926
Inter-American Development Bank
3.00%, 04/22/14	1,111,000	1,186,078
International Bank for Reconstruction & Development
1.75%, 07/15/13	1,500,000	1,542,249
Nordic Investment Bank
3.63%, 06/17/13	500,000	537,984

		7,308,789

Total Foreign Securities
(Cost $17,174,331)		17,742,978

Corporate Bonds 20.6% of net assets

Finance 9.0%

Banking 6.4%
American Express Bank FSB
5.50%, 04/16/13	1,000,000	1,088,110
Bank of America Corp.
4.88%, 01/15/13	500,000	526,371
4.50%, 04/01/15	300,000	311,207
Bank of Nova Scotia
3.40%, 01/22/15	275,000	292,803
Barclays Bank PLC
5.20%, 07/10/14	300,000	330,314
Citigroup, Inc.
5.50%, 04/11/13	1,000,000	1,062,379
5.13%, 05/05/14	700,000	738,231
4.70%, 05/29/15	150,000	153,959
Countrywide Financial Corp.
5.80%, 06/07/12	1,000,000	1,064,019

See financial notes 19

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
Credit Suisse USA, Inc.
3.45%, 07/02/12	500,000	518,079
5.50%, 08/15/13	500,000	551,002
Deutsche Bank AG
4.88%, 05/20/13	500,000	540,109
Goldman Sachs Capital II
5.79%, 12/01/10, 12/31/49 (a)(b)	500,000	404,375
JPMorgan Chase & Co.
4.75%, 05/01/13	1,500,000	1,627,021
Morgan Stanley
4.75%, 04/01/14	550,000	566,872
4.10%, 01/26/15	300,000	306,461
6.00%, 04/28/15	500,000	545,731
PNC Funding Corp.
4.25%, 09/21/15	400,000	427,753
Royal Bank of Canada
2.63%, 12/15/15	350,000	360,982
The Bank of New York Mellon Corp.
2.95%, 06/18/15	500,000	523,676
The Goldman Sachs Group, Inc.
5.45%, 11/01/12	100,000	107,233
5.25%, 10/15/13	500,000	541,524
3.70%, 08/01/15	725,000	734,768
US Bancorp
2.00%, 06/14/13	500,000	512,150
Wells Fargo & Co.
5.25%, 10/23/12	1,500,000	1,613,977
5.00%, 11/15/14	500,000	539,055
Westpac Banking Corp.
2.25%, 11/19/12	200,000	203,555
4.20%, 02/27/15	200,000	214,019

		16,405,735

Brokerage 0.1%
BlackRock, Inc.
2.25%, 12/10/12 (b)	250,000	256,339
Nomura Holdings, Inc.
5.00%, 03/04/15	100,000	107,467

		363,806

Finance Company 1.2%
CME Group, Inc.
5.40%, 08/01/13 (b)	250,000	279,347
General Electric Capital Corp.
3.50%, 08/13/12	500,000	519,877
4.80%, 05/01/13	1,400,000	1,511,343
HSBC Finance Corp.
7.00%, 05/15/12	750,000	810,166
5.00%, 06/30/15	93,000	100,421

		3,221,154

Insurance 1.0%
Allstate Life Global Funding Trusts
5.38%, 04/30/13	300,000	331,388
Berkshire Hathaway Finance Corp.
4.63%, 10/15/13 (b)	1,000,000	1,099,621
Coventry Health Care, Inc.
6.30%, 08/15/14 (b)	250,000	266,838
MetLife, Inc.
2.38%, 02/06/14 (b)	400,000	401,905
Prudential Financial, Inc.
3.63%, 09/17/12	400,000	415,273

		2,515,025

Real Estate Investment Trust 0.3%
Simon Property Group LP
4.20%, 02/01/15 (b)	700,000	748,943

		23,254,663

Industrial 10.0%

Basic Industry 1.2%
ArcelorMittal S.A.
3.75%, 08/05/15 (b)	200,000	198,522
BHP Billiton Finance (USA) Ltd.
5.50%, 04/01/14	400,000	450,404
Comcast Corp.
5.30%, 01/15/14 (b)	150,000	167,093
International Paper Co.
5.30%, 04/01/15 (b)	100,000	108,099
Praxair, Inc.
4.38%, 03/31/14 (b)	150,000	164,807
Rio Tinto Finance (USA) Ltd.
8.95%, 05/01/14 (b)	400,000	491,029
The Dow Chemical Co.
7.60%, 05/15/14 (b)	300,000	349,970
5.90%, 02/15/15 (b)	500,000	554,148
Vale Inco Ltd.
7.75%, 05/15/12 (b)	500,000	547,424

		3,031,496

Capital Goods 1.1%
Caterpillar Financial Services Corp.
2.75%, 06/24/15	225,000	235,190
CRH America, Inc.
5.30%, 10/15/13 (b)	350,000	375,583
General Electric Co.
5.00%, 02/01/13	800,000	867,478
John Deere Capital Corp.
4.90%, 09/09/13	500,000	552,468
Northrop Grumman Corp.
3.70%, 08/01/14 (b)	500,000	534,686
Tyco International Finance S.A.
8.50%, 01/15/19 (b)	200,000	267,600

		2,833,005

Communications 1.9%
AT&T, Inc.
6.70%, 11/15/13 (b)	1,000,000	1,159,055
CBS Corp.
8.20%, 05/15/14 (b)	450,000	537,694
Cellco Partnership / Verizon Wireless
5.55%, 02/01/14 (b)	500,000	566,264
DIRECTV Holdings LLC
6.38%, 06/15/15 (b)	250,000	260,000
NBC Universal, Inc.
3.65%, 04/30/15 (b)(c)	250,000	262,506
New Cingular Wireless Services, Inc.
8.13%, 05/01/12 (b)	400,000	446,401
Telefonica Emisiones S.A.U.
3.73%, 04/27/15 (b)	200,000	207,017
Time Warner Cable, Inc.
3.50%, 02/01/15 (b)	250,000	260,525
Time Warner Entertainment Co. LP
10.15%, 05/01/12	100,000	113,903
Verizon Communications, Inc.
5.25%, 04/15/13 (b)	1,100,000	1,214,949

		5,028,314

20 See financial notes

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

Consumer Cyclical 0.9%
CVS Caremark Corp.
5.75%, 08/15/11 (b)	500,000	522,795
McDonald’s Corp.
4.30%, 03/01/13 (b)	300,000	325,298
Nordstrom, Inc.
6.75%, 06/01/14 (b)	108,000	126,539
PACCAR, Inc.
6.38%, 02/15/12 (b)	500,000	537,218
Time Warner, Inc.
3.15%, 07/15/15 (b)	390,000	401,252
Wal-Mart Stores, Inc.
3.20%, 05/15/14	450,000	480,420

		2,393,522

Consumer Non-Cyclical 2.6%
Abbott Laboratories
5.15%, 11/30/12 (b)	750,000	822,858
Anheuser-Busch InBev Worldwide, Inc.
3.00%, 10/15/12 (b)	500,000	516,173
Bottling Group LLC
6.95%, 03/15/14 (b)	500,000	593,402
Clorox Co.
5.00%, 03/01/13 (b)	500,000	546,231
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	500,000	550,567
General Mills, Inc.
6.00%, 02/15/12 (b)	190,000	203,607
Kraft Foods, Inc.
2.63%, 05/08/13	500,000	516,303
McKesson Corp.
6.50%, 02/15/14 (b)	200,000	229,712
Medco Health Solutions, Inc.
6.13%, 03/15/13 (b)	250,000	277,207
Medtronic, Inc.
3.00%, 03/15/15 (b)	165,000	174,505
Pfizer, Inc.
5.35%, 03/15/15 (b)	500,000	577,053
Procter & Gamble Co.
1.38%, 08/01/12 (b)	250,000	253,266
Reynolds American, Inc.
7.25%, 06/01/13 (b)	400,000	450,348
Safeway, Inc.
6.25%, 03/15/14 (b)	250,000	288,563
Thermo Fisher Scientific, Inc.
2.15%, 12/28/12 (b)	200,000	203,824
Watson Pharmaceuticals, Inc.
5.00%, 08/15/14 (b)	500,000	549,260

		6,752,879

Energy 1.2%
Apache Corp.
6.00%, 09/15/13 (b)	450,000	505,960
Baker Hughes, Inc.
6.50%, 11/15/13 (b)	225,000	258,610
BP Capital Markets PLC
3.13%, 03/10/12	250,000	250,524
5.25%, 11/07/13	200,000	207,727
Chevron Corp.
3.95%, 03/03/14 (b)	100,000	109,185
ConocoPhillips Australia Funding Co.
5.50%, 04/15/13 (b)	500,000	555,188
Husky Energy, Inc.
5.90%, 06/15/14 (b)	100,000	111,752
Occidental Petroleum Corp.
7.00%, 11/01/13 (b)	225,000	265,049
Shell International Finance BV
4.00%, 03/21/14 (b)	500,000	542,404
Statoilhydro A.S.A.
3.88%, 04/15/14 (b)	50,000	54,043
Valero Energy Corp.
6.88%, 04/15/12 (b)	100,000	107,732

		2,968,174

Technology 0.8%
Agilent Technologies, Inc.
2.50%, 07/15/13 (b)	200,000	203,646
Hewlett-Packard Co.
2.95%, 08/15/12 (b)	300,000	311,876
6.13%, 03/01/14 (b)	300,000	347,236
International Business Machines Corp.
6.50%, 10/15/13 (b)	500,000	582,291
Oracle Corp.
3.75%, 07/08/14 (b)	100,000	108,888
Xerox Corp.
5.65%, 05/15/13 (b)	500,000	546,586

		2,100,523

Transportation 0.3%
Burlington Northern Santa Fe Corp.
7.00%, 02/01/14 (b)	200,000	234,432
Canadian National Railway Co.
6.38%, 10/15/11 (b)	400,000	424,923

		659,355

		25,767,268

Utilities 1.6%

Electric 1.2%
Consumers Energy Co.
5.38%, 04/15/13 (b)	500,000	547,065
Dominion Resources, Inc.
5.15%, 07/15/15 (b)	140,000	158,848
Duke Energy Carolinas LLC
5.75%, 11/15/13 (b)	500,000	570,658
National Rural Utilities Cooperative Finance Corp.
2.63%, 09/16/12 (b)	500,000	516,232
Pacific Gas & Electric Co.
6.25%, 12/01/13 (b)	500,000	574,373
Southern California Edison Co.
5.75%, 03/15/14 (b)	600,000	689,308

		3,056,484

Natural Gas 0.4%
Energy Transfer Partners LP
8.50%, 04/15/14 (b)	200,000	236,334
Enterprise Products Operating LLC
9.75%, 01/31/14 (b)	125,000	153,348
Kinder Morgan Energy Partners LP
7.13%, 03/15/12 (b)	250,000	269,401
Plains All American Pipeline LP
3.95%, 09/15/15 (b)	100,000	104,374
TransCanada PipeLines Ltd.
3.40%, 06/01/15 (b)	250,000	264,412

		1,027,869

		4,084,353

Total Corporate Bonds
(Cost $50,043,723)		53,106,284

See financial notes 21

 Schwab Short-Term Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

Municipal Bonds 0.2% of net assets

Fixed-Rate Obligations 0.2%
Yale Univ
Medium-Term Notes Series B
2.90%, 10/15/14 (b)	400,000	424,643

Total Municipal Bonds
(Cost $407,172)		424,643

	Number	Value
Security	of Shares	($)

Other Investment Company 0.6% of net assets

Money Fund 0.6%
State Street Institutional Liquid Reserves Fund - Institutional Class	1,673,018	1,673,018

Total Other Investment Company
(Cost $1,673,018)		1,673,018

	Face
Issuer	Amount	Value
Rate, Maturity Date*	($)	($)

Short-Term Investment 0.0% of net assets

U.S. Treasury Obligation 0.0%
US Treasury Bills
0.19%, 01/13/11	100,000	99,947

Total Short-Term Investment
(Cost $99,929)		99,947

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $249,945,591, and the unrealized appreciation and depreciation were $7,888,204 and ($9,886), respectively, with a net unrealized appreciation of $7,878,318.

*	For variable-rate obligations the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity. See Glossary for definition of maturity.
(a)	Variable-rate security.
(b)	Callable security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $262,506 or 0.1% of net assets.
(d)	This debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program, and the FDIC has stated that this debt is backed by the full faith and credit of the United States.
(e)	Guaranteed by the Republic of Germany.

22 See financial notes

 Schwab Short-Term Bond Market Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $249,820,857)		$257,823,909
Cash		265,126
Receivables:
Investments sold		6,878,610
Interest		1,673,897
Fund shares sold		320,532
Prepaid expenses	+	4,612

Total assets		266,966,686

Liabilities

Payables:
Investments bought		8,199,104
Investment adviser and administrator fees		4,522
Shareholder services fees		8,290
Fund shares redeemed		338,191
Distributions to shareholders		114,292
Trustees’ fees		1,651
Accrued expenses	+	54,411

Total liabilities		8,720,461

Net Assets

Total assets		266,966,686
Total liabilities	−	8,720,461

Net assets		$258,246,225

Net Assets by Source
Capital received from investors		313,293,272
Net realized capital losses		(63,050,099)
Net unrealized capital gains		8,003,052

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$258,246,225		28,101,242		$9.19

See financial notes 23

 Schwab Short-Term Bond Market Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest		$6,290,689
Securities on loan	+	865

Total investment income		6,291,554

Expenses

Investment adviser and administrator fees		755,532
Shareholder service fees		618,076
Portfolio accounting fees		60,860
Professional fees		29,222
Shareholder reports		27,199
Registration fees		26,575
Transfer agent fees		23,773
Trustees’ fees		8,931
Custodian fees		7,919
Interest expense		165
Other expenses	+	15,327

Total expenses		1,573,579
Expense reduction by adviser and Schwab	−	181,310
Custody credits	−	177

Net expenses	−	1,392,092

Net investment income		4,899,462

Realized and Unrealized Gains (Losses)

Net realized gains on investments		6,309,963
Net realized losses on futures contracts	+	(91,167)

Net realized gains		6,218,796
Net unrealized gains on investments		826,519
Net unrealized gains on futures contracts	+	38,062

Net unrealized gains	+	864,581

Net realized and unrealized gains		7,083,377

Increase in net assets resulting from operations		$11,982,839

24 See financial notes

 Schwab Short-Term Bond Market Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09 -8/31/10			9/1/08 -8/31/09
Net investment income		$4,899,462	$9,142,796
Net realized gains (losses)		6,218,796	(27,720,112)
Net unrealized gains	+	864,581	14,568,561

Increase (decrease) in net assets from operations		11,982,839	(4,008,755)

Distributions to shareholders

Distributions from net investment income		$4,899,461	$9,142,674

Transactions in Fund Shares

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,736,251	$87,998,380	8,563,229	$76,228,842
Shares reinvested		355,548	3,211,487	742,214	6,621,905
Shares redeemed	+	(11,222,849)	(101,212,302)	(17,234,012)	(154,182,942)

Net transactions in fund shares		(1,131,050)	($10,002,435)	(7,928,569)	($71,332,195)

Shares Outstanding and Net Assets

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		29,232,292	$261,165,282	37,160,861	$345,648,906
Total decrease	+	(1,131,050)	(2,919,057)	(7,928,569)	(84,483,624)

End of period		28,101,242	$258,246,225	29,232,292	$261,165,282

Net investment income not yet distributed / Distribution in excess of net investment income			$—		($1)

See financial notes 25

Schwab® Premier Income Fund

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	10/31/07[2]–
	8/31/10	8/31/09[1]	8/31/08

Per-Share Data ($)

Net asset value at beginning of period	9.89	9.95	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.50	0.71	0.44
Net realized and unrealized gains (losses)	0.58	(0.07)	(0.03)

Total from investment operations	1.08	0.64	0.41
Less distributions:
Distributions from net investment income	(0.54)	(0.70)	(0.46)

Net asset value at end of period	10.43	9.89	9.95

Total return (%)	11.16	7.03	4.13	[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.62	0.63	0.54	[4]
Gross operating expenses	0.63	0.75	0.74	[4]
Net investment income (loss)	4.71	7.90	5.53	[4]
Portfolio turnover rate	173	496	374	[3]
Net assets, end of period ($ x 1,000,000)	459	261	47

1 Effective on August 10, 2009, all outstanding Investor Shares and Select Shares were converted into Institutional Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Commencement of operations.
3 Not annualized.
4 Annualized.

26 See financial notes

 Schwab Premier Income Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

36.0%		Corporate Bonds	157,077,283	165,163,653
2.9%		Asset-Backed Obligations	13,632,920	13,204,624
34.5%		Mortgage-Backed Securities	155,532,705	158,326,739
2.8%		Commercial Mortgage Backed Securities	11,835,214	12,975,644
23.9%		U.S. Government and Government Agencies	105,486,818	109,601,222
0.3%		Foreign Securities	1,491,672	1,587,522
0.4%		Preferred Stock	1,535,625	1,604,531
1.0%		Other Investment Company	4,703,291	4,703,291
0.1%		Short-Term Investments	349,845	349,887

101.9%		Total Investments	451,645,373	467,517,113
(1	.9)%	Other Assets and Liabilities, Net		(8,801,577)

100.0%		Net Assets		458,715,536

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

Corporate Bonds 36.0% of net assets

Finance 15.8%

Banking 10.0%
Bank of America Corp.
4.50%, 04/01/15	1,500,000	1,556,035
5.63%, 10/14/16 (h)	500,000	533,625
Bank of Tokyo-Mitsubishi UFJ Ltd.
7.40%, 06/15/11	5,000,000	5,213,300
Barclays Bank PLC
6.75%, 05/22/19 (h)	500,000	592,201
Bear Stearns & Co., Inc.
7.25%, 02/01/18 (h)	750,000	910,679
Citigroup, Inc.
5.25%, 02/27/12 (h)	750,000	784,458
8.50%, 05/22/19 (h)	300,000	367,423
5.38%, 08/09/20	1,000,000	1,011,152
CoBank ACB
7.88%, 04/16/18 (c)(h)	1,000,000	1,149,231
Credit Suisse
4.38%, 08/05/20	1,000,000	1,007,576
HSBC Bank PLC
1.05%, 11/12/10, 08/12/13 (a)(c)	3,500,000	3,498,733
4.13%, 08/12/20 (c)	1,000,000	1,017,346
JPMorgan Chase & Co.
6.30%, 04/23/19	500,000	575,583
Merrill Lynch & Co., Inc.
0.70%, 10/25/10, 07/25/11 (a)	1,500,000	1,498,371
Morgan Stanley
2.88%, 11/15/10, 05/14/13 (a)	1,500,000	1,516,462
4.75%, 04/01/14	500,000	515,338
6.00%, 05/13/14	200,000	218,142
6.00%, 04/28/15	500,000	545,731
7.30%, 05/13/19 (b)	500,000	569,234
Rabobank Nederland
11.00%, 06/30/19, 06/29/49 (a)(b)(c)	500,000	656,250
Republic New York Corp.
0.94%, 01/31/11, 01/27/12 (a)(b)	2,500,000	2,485,272
Royal Bank of Scotland Group PLC
6.38%, 02/01/11	2,351,000	2,383,665
Svenska Handelsbanken AB
1.54%, 09/14/10, 09/14/12 (a)(c)	1,250,000	1,255,767
The Goldman Sachs Group, Inc.
3.70%, 08/01/15	800,000	810,778
5.38%, 03/15/20	500,000	517,003
UBS Preferred Funding Trust I
8.62%, 10/01/10, 10/29/49 (a)(b)	7,000,000	7,014,546
US Bank NA
6.30%, 02/04/14	1,000,000	1,146,219
Wachovia Bank NA
4.80%, 11/01/14	500,000	538,917
Wells Fargo & Co.
3.63%, 04/15/15	1,000,000	1,047,617
Westpac Banking Corp.
0.82%, 10/21/10, 10/21/11 (a)(c)	1,000,000	999,752
3.00%, 08/04/15	4,000,000	4,050,084

		45,986,490

Brokerage 0.5%
BlackRock, Inc.
5.00%, 12/10/19 (b)	500,000	552,360
Jefferies Group, Inc.
8.50%, 07/15/19 (b)	500,000	581,004
Nomura Holdings, Inc.
5.00%, 03/04/15	300,000	322,399
6.70%, 03/04/20	900,000	1,029,706

		2,485,469

Finance Company 2.3%
General Electric Capital Corp.
5.72%, 08/22/11 (b)	2,000,000	2,034,556
International Lease Finance Corp.
4.88%, 09/01/10	1,000,000	1,000,000
5.63%, 09/15/10	3,250,000	3,266,250
SLM Corp.
0.74%, 09/15/10, 03/15/11 (a)	4,250,000	4,209,004

		10,509,810

Insurance 2.1%
Coventry Health Care, Inc.
5.88%, 01/15/12 (h)	3,500,000	3,641,841
Highmark, Inc.
6.80%, 08/15/13 (b)(c)	1,000,000	1,091,641
Lincoln National Corp.
6.25%, 02/15/20 (b)	350,000	393,141
MetLife, Inc.
1.67%, 11/08/10, 08/06/13 (a)	1,250,000	1,256,394

See financial notes 27

 Schwab Premier Income Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
4.75%, 02/08/21 (b)	250,000	261,940
ZFS Finance USA Trust I
6.15%, 12/15/10, 12/15/65 (a)(b)(c)(h)	2,000,000	1,950,000
ZFS Finance USA Trust III
1.69%, 09/15/10, 12/15/65 (a)(b)(c)	1,000,000	941,250

		9,536,207

Real Estate Investment Trust 0.9%
Digital Realty Trust LP
5.88%, 02/01/20 (b)(c)(h)	1,000,000	1,061,975
Kimco Realty Corp.
4.30%, 02/01/18 (b)(g)	750,000	746,662
Senior Housing Properties Trust
6.75%, 04/15/20 (b)	1,500,000	1,558,125
Ventas Realty LP
6.50%, 06/01/16 (b)	500,000	515,950

		3,882,712

		72,400,688

Industrial 17.4%

Basic Industry 1.2%
Airgas, Inc.
7.13%, 10/01/18 (b)(c)(h)	1,000,000	1,103,750
Alcoa, Inc.
6.75%, 07/15/18 (b)	1,000,000	1,077,504
Rio Tinto Finance (USA) Ltd.
9.00%, 05/01/19 (b)(h)	1,000,000	1,368,704
The Dow Chemical Co.
7.60%, 05/15/14 (b)(h)	500,000	583,284
8.55%, 05/15/19 (b)(h)	1,000,000	1,255,505

		5,388,747

Capital Goods 1.4%
Allied Waste North America, Inc.
6.88%, 06/01/17 (b)	1,000,000	1,105,254
BAE Asset Systems 2001 Asset Trust
6.66%, 09/15/13 (c)	1,205,654	1,302,107
Ball Corp.
7.13%, 09/01/16 (b)	250,000	269,375
Bombardier Inc.
8.00%, 11/15/14 (b)(c)(h)	2,000,000	2,100,000
John Deere Capital Corp.
2.95%, 03/09/15	500,000	527,369
L-3 Communications Corp.
4.75%, 07/15/20 (b)	850,000	897,678
Tyco International Finance S.A.
8.50%, 01/15/19 (b)	100,000	133,800

		6,335,583

Communications 5.0%
AT&T, Inc.
6.70%, 11/15/13 (b)(h)	400,000	463,622
2.50%, 08/15/15 (b)	250,000	252,958
British Sky Broadcasting Group PLC
9.50%, 11/15/18 (b)(c)(h)	500,000	692,542
CBS Corp.
8.20%, 05/15/14 (b)(h)	500,000	597,438
5.75%, 04/15/20 (b)	500,000	556,373
DIRECTV Holdings LLC
6.38%, 06/15/15 (b)	1,250,000	1,300,000
NBC Universal, Inc.
5.15%, 04/30/20 (b)(c)	1,000,000	1,078,440
News America Holdings, Inc.
9.25%, 02/01/13 (h)	500,000	586,189
News America, Inc.
7.25%, 05/18/18	650,000	801,739
Qwest Corp.
3.79%, 09/15/10, 06/15/13 (a)	3,000,000	3,090,000
8.38%, 05/01/16 (b)	500,000	585,000
Sprint Capital Corp.
7.63%, 01/30/11 (b)	4,850,000	4,947,000
Telecom Italia Capital S.A.
1.13%, 10/18/10, 07/18/11 (a)(b)	1,000,000	992,331
6.20%, 07/18/11 (b)	4,350,000	4,516,866
Telefonica Emisiones, S.A.U.
6.42%, 06/20/16 (b)	1,000,000	1,153,927
Time Warner Entertainment Co. LP
10.15%, 05/01/12	480,000	546,732
Verizon Communications, Inc.
8.75%, 11/01/18 (b)	500,000	674,997

		22,836,154

Consumer Cyclical 2.8%
CVS Caremark Corp.
5.88%, 01/10/28 (b)	1,767,648	1,851,509
DR Horton, Inc.
7.88%, 08/15/11	1,000,000	1,040,000
Expedia, Inc.
5.95%, 08/15/20 (b)(c)	250,000	256,563
Ford Motor Credit Co. LLC
9.75%, 09/15/10	2,000,000	2,003,404
Historic TW, Inc.
6.88%, 06/15/18	350,000	424,426
Host Hotels & Resorts LP
7.13%, 11/01/13 (b)	690,000	703,800
International Game Technology
5.50%, 06/15/20 (b)	500,000	532,856
PACCAR, Inc.
6.88%, 02/15/14 (b)	200,000	234,286
Royal Caribbean Cruises Ltd.
8.75%, 02/02/11	3,750,000	3,843,750
Time Warner, Inc.
4.70%, 01/15/21 (b)	1,000,000	1,051,594
Viacom, Inc.
6.25%, 04/30/16 (b)	1,000,000	1,167,025

		13,109,213

Consumer Non-Cyclical 4.8%
Anheuser-Busch InBev Worldwide, Inc.
1.27%, 09/26/10, 03/26/13 (a)	7,750,000	7,761,679
DaVita, Inc.
7.25%, 03/15/15 (b)	1,000,000	1,038,750
Fresenius Medical Care Capital Trust IV
7.88%, 06/15/11	1,000,000	1,035,000
Medco Health Solutions, Inc.
6.13%, 03/15/13 (b)(h)	500,000	554,414
Newell Rubbermaid, Inc.
4.70%, 08/15/20 (b)	750,000	787,485
PepsiCo, Inc.
7.90%, 11/01/18 (b)	500,000	669,831
Reynolds American, Inc.
1.24%, 09/15/10, 06/15/11 (a)(b)	3,000,000	3,005,649
7.63%, 06/01/16 (b)	2,200,000	2,584,439
Stater Brothers Holdings
8.13%, 06/15/12 (b)	3,000,000	3,022,500
Teva Pharmaceutical Finance III LLC
0.94%, 09/19/10, 12/19/11 (a)	1,000,000	1,003,844

28 See financial notes

 Schwab Premier Income Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
Watson Pharmaceuticals, Inc.
6.13%, 08/15/19 (b)	500,000	588,526

		22,052,117

Energy 0.9%
Anadarko Petroleum Corp.
6.38%, 09/15/17 (b)	500,000	495,441
Apache Corp.
6.90%, 09/15/18 (b)(h)	100,000	125,583
Baker Hughes, Inc.
6.50%, 11/15/13 (b)(h)	100,000	114,938
7.50%, 11/15/18 (b)(h)	100,000	128,169
ConocoPhillips
4.60%, 01/15/15 (b)	1,500,000	1,684,653
Husky Energy, Inc.
7.25%, 12/15/19 (b)	250,000	308,878
Statoil ASA
3.13%, 08/17/17 (b)	1,000,000	1,033,652
Weatherford International Ltd.
9.63%, 03/01/19 (b)	250,000	328,518

		4,219,832

Technology 0.6%
Oracle Corp.
3.88%, 07/15/20 (b)(c)	1,000,000	1,064,984
Seagate HDD Cayman
6.88%, 05/01/20 (b)(c)	1,000,000	985,000
Seagate Technology International
10.00%, 05/01/14 (b)(c)	500,000	586,250

		2,636,234

Transportation 0.7%
Burlington Northern Santa Fe Corp.
7.00%, 02/01/14 (b)(h)	100,000	117,216
Delta Air Lines, Inc.
7.57%, 11/18/10 (b)	2,750,000	2,777,500
Union Pacific Corp.
5.75%, 11/15/17 (b)	200,000	233,544

		3,128,260

		79,706,140

Utilities 2.8%

Electric 0.7%
Dominion Resources, Inc.
4.75%, 12/15/10 (b)	425,000	430,074
Nevada Power Co.
6.50%, 04/15/12 (b)(h)	1,000,000	1,080,216
7.13%, 03/15/19 (b)	500,000	617,968
Nisource Finance Corp.
10.75%, 03/15/16 (b)	400,000	524,674
Pacific Gas & Electric Co.
8.25%, 10/15/18 (b)	500,000	660,945

		3,313,877

Natural Gas 2.1%
CenterPoint Energy Resources Corp.
6.00%, 05/15/18 (b)(h)	708,000	795,808
Energy Transfer Partners LP
8.50%, 04/15/14 (b)(h)	500,000	590,834
Enterprise Products Operating LLC
9.75%, 01/31/14 (b)(h)	100,000	122,678
8.38%, 08/01/16, 08/01/66 (a)(b)	500,000	515,596
Ferrellgas Partners LP
9.13%, 10/01/17 (b)	1,000,000	1,075,000
Kinder Morgan Energy Partners LP
5.63%, 02/15/15 (b)(h)	300,000	335,156
Kinder Morgan Finance
5.35%, 01/05/11 (b)	4,500,000	4,578,750
Plains All American Pipeline LP
3.95%, 09/15/15 (b)	1,150,000	1,200,302
TransCanada PipeLines Ltd.
3.40%, 06/01/15 (b)	500,000	528,824

		9,742,948

		13,056,825

Total Corporate Bonds
(Cost $157,077,283)		165,163,653

Asset-Backed Obligations 2.9% of net assets

ACE Securities Corp.
Series 2003-HS1 Class M3
4.01%, 09/27/10, 06/25/33 (a)(b)(h)	1,500,000	984,030
Aegis Asset Backed Securities Trust
Series 2006-1 Class A1
0.34%, 09/27/10, 01/25/37 (a)(b)(h)	10,034	10,018
Ameriquest Mortgage Securities, Inc.
Series 2003-11 Class M5
3.51%, 09/27/10, 01/25/34 (a)(b)(h)	107,941	16,152
Amortizing Residential Collateral Trust
Series 2002-BC7 Class M1
1.06%, 09/27/10, 10/25/32 (a)(b)(h)	458,868	318,918
Asset Backed Funding Certificates
Series 2005-HE1 Class M2
0.70%, 09/27/10, 03/25/35 (a)(b)(h)	400,000	183,725
Bear Stearns Asset Backed Securities
Series 2005-HE3 Class M1
0.69%, 09/27/10, 03/25/35 (a)(b)(h)	29,963	29,749
Citigroup Mortgage Loan Trust, Inc.
Series 2004-OPTI Class M5
1.31%, 09/27/10, 10/25/34 (a)(b)	1,559,043	908,354
Series 2004-OPTI Class M6
1.34%, 09/27/10, 10/25/34 (a)(b)(h)	1,566,337	435,062
Countrywide Loan
Series 2002-3 Class M2
2.29%, 09/27/10, 01/25/32 (a)(b)(h)	175,593	74,035
First Franklin Mortgage Loan
Series 2002-FF1 Class M1
1.31%, 09/27/10, 04/25/32 (a)(b)(h)	1,051,045	481,340
Long Beach Mortgage Loan Trust
Series 2004-1 Class M6
2.36%, 09/27/10, 02/25/34 (a)(b)(h)	545,410	259,298
Series 2004-2 Class M2
1.34%, 09/27/10, 06/25/34 (a)(b)	770,584	549,702
Morgan Stanley ABS Capital I
Series 2004-NC8 Class M4
1.26%, 09/27/10, 09/25/34 (a)(b)	279,956	148,854
Morgan Stanley Dean Witter Capital I
Series 2002-AM3 Class M2
3.26%, 09/27/10, 02/25/33 (a)(b)(h)	893,198	409,148
Option One Mortgage Loan Trust
Series 2002-1 Class M1
1.39%, 09/27/10, 02/25/32 (a)(b)(h)	106,502	63,509
Series 2002-4 Class M2
1.96%, 09/27/10, 07/25/32 (a)(b)(h)	305,728	266,255
Series 2003-2 Class M1
1.24%, 09/27/10, 04/25/33 (a)(b)(h)	1,240,242	548,032

See financial notes 29

 Schwab Premier Income Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
Series 2005-1 Class M2
0.80%, 09/27/10, 02/25/35 (a)(b)	1,273,105	375,639
Park Place Securities, Inc.
Series 2004-WCW1 Class M1
0.89%, 09/27/10, 09/25/34 (a)(b)(h)	1,973,367	1,947,073
Series 2004-MHQ1 Class M1
0.96%, 09/27/10, 12/25/34 (a)(b)(h)	893,307	875,476
Series 2005-WLL1 Class M1
0.68%, 09/27/10, 03/25/35 (a)(b)(h)	2,000,000	1,937,972
Structured Asset Securities Corp.
Series 1998-2 Class M1
1.36%, 09/27/10, 02/25/28 (a)(b)(h)	941,543	906,651
Series 2005-2XS Class 1A5A
4.72%, 09/01/10, 02/25/35 (a)(b)(h)	1,688,407	1,475,632

Total Asset-Backed Obligations
(Cost $13,632,920)		13,204,624

Mortgage-Backed Securities 34.5% of net assets

Collateralized Mortgage Obligations 5.7%
ABN Amro Mortgage Corp.
Series 2003-2 Class 2A1
0.76%, 09/01/10, 03/25/18 (a)(b)(h)	2,503,674	2,411,089
Series 2003-9 Class A1
4.50%, 08/25/18 (b)	190,969	196,844
Banc of America Alternative Loan Trust
Series 2005-2 Class CB
5.50%, 03/25/35 (b)(e)(h)	5,762,660	834,719
Series 2005-5 Class CB
5.50%, 06/25/35 (b)(e)(h)	3,103,148	438,981
Banc of America Mortgage Securities, Inc.
Series 2004-4 Class 2A1
5.50%, 05/25/34 (b)(h)	687,870	701,097
Chase Mortgage Finance Corp.
Series 2003-S13 Class A16
5.00%, 11/25/33 (b)(h)	1,991,753	2,069,011
Countrywide Alternative Loan Trust
Series 2004-29CB Class A6
4.00%, 01/25/35 (b)(h)	73,271	72,367
CS First Boston Mortgage Securities Corp.
Series 2003-23 Class 7A1
5.00%, 09/25/18 (b)(h)	2,628,961	2,689,796
Series 2004-7 Class 6A1
5.25%, 10/25/19 (b)(h)	2,612,558	2,680,168
Series 2004-1 Class 1A1
5.75%, 02/25/34 (b)	615,466	616,812
GSAA Home Equity Trust
Series 2004-NC1 Class AF6
4.76%, 09/01/10, 11/25/33 (a)(b)(h)	1,601,455	1,563,245
Impac CMB Trust
Series 2004-5 Class 1A1
0.98%, 09/27/10, 10/25/34 (a)(b)(h)	437,692	369,014
MASTR Asset Securitization Trust
Series 2003-6 Class 9A1
4.25%, 07/25/33 (b)(h)	117,358	116,130
Series 2003-10 Class 3A1
5.50%, 11/25/33 (b)	1,197,549	1,227,244
Series 2003-11 Class 6A8
0.76%, 09/25/10, 12/25/33 (a)(b)	1,093,958	1,003,588
Residential Accredit Loans, Inc.
Series 2002-QS18 Class M1
5.50%, 12/25/17 (b)	172,253	133,340
Series 2003-QS1 Class A2
5.75%, 01/25/33 (b)	474,704	478,918
Residential Asset Securitization Trust
Series 2003-A1 Class A1
4.25%, 03/25/33 (b)	1,312,060	1,347,743
Structured Asset Securities Corp.
Series 2004-3 Class 3A1
5.50%, 03/25/19 (b)	297,905	301,238
Series 2005-6 Class 4A1
5.00%, 05/25/35 (b)	1,588,648	1,566,460
WAMU Mortgage Pass-Through Certificates
Series 2003-S10 Class A5
5.00%, 10/25/18 (b)	389,856	391,274
Series 2003-S9 Class A6
5.25%, 10/25/33 (b)	3,000,000	3,060,873
Series 2004-S3 Class 1A1
5.00%, 07/25/34 (b)	2,114,264	2,136,769

		26,406,720

U.S. Government Agency Mortgages 28.8%
Fannie Mae
4.86%, 11/01/12	373,920	392,346
6.00%, 02/01/15 to 11/01/34	8,286,863	9,028,333
9.75%, 07/01/16	3,185	3,515
7.00%, 11/15/16 to 01/01/35	827,176	935,024
4.50%, 08/01/18 to 09/01/19	807,393	851,359
6.50%, 12/01/19 to 08/01/26	768,168	837,128
4.50%, 11/01/20 (e)(h)	7,538,023	641,195
6.50%, 07/01/21 (h)	64,818	72,088
5.50%, 10/01/22 to 05/01/27	5,464,363	5,896,599
5.00%, 08/01/23 to 07/01/35	11,439,380	12,274,934
6.00%, 07/01/37 (h)	8,690,337	9,374,413
Fannie Mae TBA
4.50%, 09/01/40	1,500,000	1,575,468
5.00%, 09/01/40	1,000,000	1,062,032
5.50%, 09/01/40	500,000	534,687
6.00%, 09/01/40	500,000	538,359
Freddie Mac
3.50%, 05/01/11 (h)	22,286	22,565
4.50%, 01/01/13 to 06/01/19	201,166	213,762
4.50%, 07/01/13 to 09/01/15 (h)	22,851	23,600
6.50%, 10/01/13 to 04/01/26	910,611	1,004,739
6.50%, 03/01/16 (h)	471,499	509,264
5.00%, 05/15/16 to 12/15/23 (b)	71,014	71,448
6.00%, 06/01/16 to 08/01/22	715,035	786,313
5.50%, 02/01/23 to 10/01/33	19,107,613	20,626,449
5.00%, 01/01/24	1,648,445	1,755,370
5.50%, 05/15/26 (b)	30,797	31,071
Freddie Mac TBA
6.00%, 09/01/40	4,000,000	4,299,376
Ginnie Mae
7.63%, 08/15/28	180,969	209,147
7.38%, 09/15/28 to 02/15/30	465,944	532,528
7.13%, 02/15/29 to 03/15/29	292,347	331,917
7.00%, 04/15/29 to 05/15/29	375,851	430,098
7.25%, 04/15/29	92,137	105,010
5.50%, 02/15/33 to 08/20/34	21,336,566	23,228,995
5.00%, 02/20/33 to 11/15/34	29,681,803	32,121,824
Ginnie Mae TBA
4.50%, 09/01/40	1,000,000	1,061,719

30 See financial notes

 Schwab Premier Income Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
5.00%, 09/01/40	500,000	537,344

		131,920,019

Total Mortgage-Backed Securities
(Cost $155,532,705)		158,326,739

Commercial Mortgage Backed Securities 2.8% of net assets

Banc of America Commercial Mortgage, Inc.
Series 2006-1 Class A2
5.33%, 09/01/10, 09/10/45 (a)(b)	605,000	611,217
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 Class A4
5.41%, 09/01/10, 12/11/40 (a)(b)(h)	3,230,000	3,520,438
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A3
5.40%, 09/01/10, 07/15/44 (a)(b)(h)	2,905,000	3,139,341
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.44%, 03/10/39 (b)	2,050,000	2,151,047
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-ML1A Class A1
3.97%, 03/12/39 (b)	127,325	130,820
Series 2005-LDP5 Class A2
5.20%, 12/15/44 (b)(h)	1,875,000	1,945,808
Series 2006-LDP9 Class A2S
5.30%, 05/15/47 (b)	94,000	96,794
Series 2007-LD12 Class A2
5.83%, 02/15/51 (b)	550,000	576,313
LB-UBS Commercial Mortgage Trust
Series 2006-C3 Class A3
5.69%, 09/11/10, 03/15/32 (a)(b)(h)	760,000	803,866

Total Commercial Mortgage Backed Securities
(Cost $11,835,214)		12,975,644

U.S. Government and Government Agencies 23.9% of net assets

U.S. Government Agency Guaranteed 0.9%
Bank of America Corp., (FDIC Insured)
2.10%, 04/30/12 (f)(h)	4,000,000	4,101,216

U.S. Government Agency Securities 4.9%
Fannie Mae
1.50%, 09/25/12 (b)	5,000,000	5,027,265
2.63%, 11/20/14	1,000,000	1,057,633
5.38%, 06/12/17	3,000,000	3,602,307
Federal Farm Credit Bank
1.38%, 06/25/13	3,000,000	3,048,993
3.00%, 09/22/14	1,000,000	1,068,015
Federal Home Loan Bank
5.00%, 11/17/17	3,000,000	3,554,853
Freddie Mac
2.20%, 12/17/13 (b)	5,000,000	5,003,790

		22,362,856

U.S. Treasury Obligations 18.1%
U.S. Treasury Notes
1.38%, 02/15/13	4,000,000	4,075,624
1.75%, 04/15/13	2,000,000	2,058,434
1.00%, 07/15/13	5,000,000	5,044,135
2.75%, 10/31/13	3,900,000	4,143,446
2.63%, 07/31/14	4,000,000	4,249,064
2.38%, 09/30/14	1,850,000	1,946,692
2.38%, 10/31/14	4,000,000	4,207,500
1.75%, 07/31/15	2,750,000	2,808,014
3.25%, 07/31/16	6,500,000	7,089,570
3.25%, 12/31/16	15,000,000	16,316,025
2.38%, 07/31/17	15,300,000	15,770,949
3.63%, 02/15/20	2,275,000	2,504,099
3.50%, 05/15/20	10,000,000	10,897,660
2.63%, 08/15/20	2,000,000	2,025,938

		83,137,150

Total U.S. Government and Government Agencies
(Cost $105,486,818)		109,601,222

Foreign Securities 0.3% of net assets

Foreign Agencies 0.2%

Mexico 0.2%
Petroleos Mexicanos
4.88%, 03/15/15 (b)	500,000	531,250
5.50%, 01/21/21 (b)(c)	500,000	524,424

		1,055,674

Foreign Local Government 0.1%

Canada 0.1%
Province of British Columbia Canada
2.85%, 06/15/15	500,000	531,848

Total Foreign Securities
(Cost $1,491,672)		1,587,522

	Number	Value
Security	of Shares	($)

Preferred Stock 0.4% of net assets

HJ Heinz Finance Co. (c)	15	1,604,531

Total Preferred Stock
(Cost $1,535,625)		1,604,531

Other Investment Company 1.0% of net assets

Money Fund 1.0%
State Street Institutional Liquid Reserves Fund - Institutional Class	4,703,291	4,703,291

Total Other Investment Company
(Cost $4,703,291)		4,703,291

See financial notes 31

 Schwab Premier Income Fund

Portfolio Holdings continued

	Face
Issuer	Amount	Value
Rate, Maturity Date*	($)	($)

Short-Term Investments 0.1% of net assets

U.S. Treasury Obligations 0.1%
U.S. Treasury Bills
0.15%, 09/02/10 (d)	100,000	100,000
0.18%, 12/23/10 (d)	150,000	149,935
0.21%, 12/30/10 (d)	100,000	99,952

Total Short-Term Investments
(Cost $349,845)		349,887

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $451,681,166 and the unrealized appreciation and depreciation were $19,024,750 and ($3,188,803), respectively, with a net unrealized appreciation of $15,835,947.

*	For variable-rate obligations the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity. See Glossary for definition of maturity.
(a)	Variable-rate security.
(b)	Callable security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $24,920,536 or 5.4% of net assets.
(d)	All or a portion of this security is held as collateral for futures contracts.
(e)	Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(f)	This debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program, and the FDIC has stated that this debt is backed by the full faith and credit of the United States.
(g)	Delayed-delivery security.
(h)	All or a portion of this security is held as collateral for delayed-delivery securities.

In addition to the above, the fund held the following at 08/31/10.

		Contract	Unrealized
	Number of	Value	Gains
	Contracts	($)	($)

Futures Contract

5 Years, Long, U.S. Treasury Note, expires 12/31/10	190	22,860,859	144,901

32 See financial notes

 Schwab Premier Income Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $451,645,373)		$467,517,113
Receivables:
Investments sold		4,350,771
Interest		3,392,921
Fund shares sold		440,880
Due from broker for futures		51,953
Prepaid expenses	+	7,100

Total assets		475,760,738

Liabilities

Payables:
Investments bought		15,914,300
Investment adviser and administrator fees		16,267
Shareholder services fees		11,924
Distributions to shareholders		728,150
Fund shares redeemed		305,841
Trustees’ fees		2,013
Accrued expenses	+	66,707

Total liabilities		17,045,202

Net Assets

Total assets		475,760,738
Total liabilities	−	17,045,202

Net assets		$458,715,536

Net Assets by Source
Capital received from investors		444,834,518
Net realized capital losses		(2,135,623)
Net unrealized capital gains		16,016,641

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$458,715,536		43,980,679		$10.43

See financial notes 33

 Schwab Premier Income Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest (net of foreign withholding taxes of $1,083)		$19,474,760
Dividends	+	207,792

Total investment income		19,682,552

Expenses

Investment adviser and administrator fees		1,107,601
Shareholder service fees		918,121
Portfolio accounting fees		75,544
Registration fees		53,897
Shareholder reports		42,333
Professional fees		40,542
Transfer agent fees		24,866
Custodian fees		20,808
Trustees’ fees		10,135
Interest expense		384
Other expenses	+	16,243

Total expenses		2,310,474
Expense reduction by adviser and Schwab	−	24,866
Custody credits	−	245

Net expenses	−	2,285,363

Net investment income		17,397,189

Realized and Unrealized Gains (Losses)

Net realized gains on investments		9,075,779
Net realized gains on futures contracts	+	1,533,187

Net realized gains		10,608,966
Net unrealized gains on investments		10,474,462
Net unrealized gains on futures contracts	+	17,994

Net unrealized gains	+	10,492,456

Net realized and unrealized gains		21,101,422

Increase in net assets resulting from operations		$38,498,611

34 See financial notes

 Schwab Premier Income Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09 -8/31/10			9/1/08 -8/31/09
Net investment income		$17,397,189	$15,837,880
Net realized gains (losses)		10,608,966	(8,374,461)
Net unrealized gains	+	10,492,456	7,099,893

Increase in net assets from operations		38,498,611	14,563,312

Distributions to shareholders[1]

Distribution from net investment income
Investor Shares		—	3,563,204
Select Shares		—	8,223,869
Institutional Shares	+	18,843,689	3,966,540

Total distributions from net investment income		$18,843,689	$15,753,613

Transactions in Fund Shares1

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		—	$—	1,475,907	$13,935,674
Select Shares		—	—	2,665,497	25,307,297
Institutional Shares	+	25,684,971	260,256,067	23,045,950	224,336,072

Total shares sold		25,684,971	$260,256,067	27,187,354	$263,579,043

Shares Reinvested
Investor Shares		—	$—	244,028	$2,308,327
Select Shares		—	—	523,855	4,954,124
Institutional Shares	+	923,928	9,385,591	161,286	1,551,611

Total shares reinvested		923,928	$9,385,591	929,169	$8,814,062

Shares Redeemed
Investor Shares		—	$—	(7,598,542)	($73,698,815)
Select Shares		—	—	(17,312,078)	(167,782,615)
Institutional Shares	+	(8,996,159)	(91,344,205)	(1,524,111)	(14,560,234)

Total shares redeemed		(8,996,159)	($91,344,205)	(26,434,731)	($256,041,664)

Net transactions in fund shares		17,612,740	$178,297,453	1,681,792	$16,351,441

Shares Outstanding and Net Assets

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		26,367,939	$260,763,161	24,686,147	$245,602,021
Total increase	+	17,612,740	197,952,375	1,681,792	15,161,140

End of period		43,980,679	$458,715,536	26,367,939	$260,763,161

Net investment income not yet distributed			$—		$238,629

[1]	Effective August 10, 2009, all outstanding Investor Shares (5,867,514 shares valued at $57,276,916) and Select Shares (12,951,452 shares valued at $126,408,759) were converted into Institutional Shares.

See financial notes 35

Schwab Total Bond Market Fund™

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	8.96	9.16	9.72	9.76	10.10

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.37	0.48	0.51	0.47
Net realized and unrealized gains (losses)	0.48	(0.20)	(0.56)	(0.04)	(0.31)

Total from investment operations	0.77	0.17	(0.08)	0.47	0.16
Less distributions:
Distributions from net investment income	(0.31)	(0.37)	(0.48)	(0.51)	(0.47)
Distributions from net realized gains	—	—	—	—	(0.03)

Total distributions	(0.31)	(0.37)	(0.48)	(0.51)	(0.50)

Net asset value at end of period	9.42	8.96	9.16	9.72	9.76

Total return (%)	8.76	2.04	(0.91)	4.90	1.66

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.55	0.52	0.53	0.53
Gross operating expenses	0.58 [1]	0.63	0.52	0.53	0.53
Net investment income (loss)	3.21	4.18	5.03	5.16	4.68
Portfolio turnover rate	155	472	433	311	221
Net assets, end of period ($ x 1,000,000)	929	912	1,260	1,534	1,233

1 The ratio of gross operating expenses would have been 0.55%, if certain non-routine expenses (litigation fees) had not been incurred.

36 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

33.9%		Mortgage-Backed Securities	300,106,698	315,036,242
18.3%		Corporate Bonds	153,291,282	169,681,418
39.6%		U.S. Government and Government Agencies	347,981,183	367,797,416
3.1%		Commercial Mortgage Backed Securities	25,897,208	29,027,211
0.3%		Asset-Backed Obligations	2,656,433	2,823,048
3.8%		Foreign Securities	33,507,175	35,601,558
0.7%		Municipal Bonds	5,980,039	6,340,584
2.1%		Other Investment Company	19,951,931	19,951,931
0.0%		Short-Term Investments	199,966	199,973

101.8%		Total Investments	889,571,915	946,459,381
(1	.8)%	Other Assets and Liabilities, Net		(17,012,745)

100.0%		Net Assets		929,446,636

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

Mortgage-Backed Securities 33.9% of net assets

U.S. Government Agency Mortgages 33.9%
Fannie Mae
5.50%, 12/01/13 to 03/01/35 (f)	21,121,080	22,854,071
5.00%, 12/01/17 to 12/01/39	29,702,847	31,673,892
4.50%, 04/01/18 to 12/01/39	34,948,304	36,883,934
4.00%, 07/01/18 (f)	1,512,869	1,614,654
4.00%, 06/01/19 to 04/01/39	16,321,732	17,023,020
5.00%, 07/01/23 to 06/01/36 (f)	9,933,965	10,650,842
5.50%, 07/01/23 to 09/01/38	25,793,701	27,686,565
6.00%, 09/01/24 to 12/01/37	21,931,440	23,712,490
6.50%, 08/01/26 to 11/01/37	5,456,060	5,967,171
6.50%, 02/01/32 to 11/01/37 (f)	3,197,753	3,541,348
2.05%, 09/01/10, 03/01/34 (a)	1,381,005	1,431,727
2.39%, 09/01/10, 03/01/35 (a)	1,284,332	1,322,576
3.63%, 09/01/10, 08/01/35 (a)(f)	3,439,503	3,494,399
7.00%, 04/01/37	2,183,582	2,431,613
Fannie Mae TBA
4.50%, 09/01/25 to 09/01/40	5,000,000	5,255,467
4.00%, 09/01/40	500,000	517,891
5.00%, 09/01/40	3,000,000	3,186,096
5.50%, 09/01/40	1,000,000	1,069,375
Freddie Mac
6.00%, 04/01/15 to 12/01/32 (f)	3,247,665	3,542,153
4.50%, 05/01/19 to 02/01/40	17,978,566	18,997,937
5.00%, 06/01/23 to 04/01/40	12,904,773	13,765,331
4.00%, 07/01/24 to 08/01/29	4,616,906	4,854,291
6.00%, 05/01/32 to 10/01/38	4,008,089	4,362,216
5.53%, 09/01/10, 05/01/37 (a)	881,777	935,553
5.53%, 09/01/10, 11/01/37 (a)	3,217,673	3,406,129
5.50%, 10/01/38 to 10/01/39	1,918,631	2,050,253
Freddie Mac TBA
4.50%, 09/01/40	1,000,000	1,049,062
5.00%, 09/01/40	500,000	530,625
6.00%, 09/01/40	1,000,000	1,074,844
Ginnie Mae
5.00%, 10/20/21 to 04/20/40	15,217,997	16,427,709
4.50%, 05/15/24 to 02/20/40	14,435,948	15,366,693
7.50%, 03/15/32 (f)	456,176	541,528
6.00%, 05/15/32 to 08/15/38	4,715,506	5,154,716
5.50%, 04/15/33 to 11/15/38	9,004,668	9,771,807
7.00%, 06/15/33 (f)	437,547	504,332
6.50%, 10/20/37 to 08/15/39	2,140,290	2,353,194
4.00%, 06/20/39 to 07/20/39	1,391,091	1,451,282
Ginnie Mae TBA
4.50%, 09/01/40	3,000,000	3,185,157
5.00%, 09/01/40	3,500,000	3,761,408
6.00%, 09/01/40	1,500,000	1,632,891

Total Mortgage-Backed Securities
(Cost $300,106,698)		315,036,242

Corporate Bonds 18.3% of net assets

Finance 6.5%

Banking 4.3%
American Express Bank
7.00%, 03/19/18	250,000	299,589
American Express Bank FSB
5.50%, 04/16/13	750,000	816,082
Bank of America Corp.
4.50%, 03/15/15	200,000	207,471
5.63%, 10/14/16	1,100,000	1,173,974
6.00%, 10/15/36	1,200,000	1,223,041
Barclays Bank PLC
5.00%, 09/22/16	1,000,000	1,086,542
BB&T Capital Trust IV
6.82%, 06/12/37, 06/12/77 (a)(b)	700,000	681,625
Bear Stearns & Co., Inc.
5.70%, 11/15/14	500,000	563,458
7.25%, 02/01/18	1,250,000	1,517,797
Citigroup, Inc.
6.38%, 08/12/14	1,750,000	1,916,483
6.00%, 08/15/17	2,000,000	2,146,520
8.50%, 05/22/19	200,000	244,948
Countrywide Financial Corp.
6.25%, 05/15/16	1,000,000	1,073,464
Credit Suisse USA, Inc.
5.50%, 05/01/14	1,500,000	1,661,752
5.30%, 08/13/19	750,000	825,564
Deutsche Bank AG
3.88%, 08/18/14	1,000,000	1,066,481
Goldman Sachs Capital II
5.79%, 06/01/12, 12/29/49 (a)(b)	1,500,000	1,213,125

See financial notes 37

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
HSBC Bank USA
5.88%, 11/01/34	1,000,000	1,071,350
JPMorgan Chase & Co.
5.38%, 10/01/12	1,000,000	1,081,254
6.00%, 01/15/18	350,000	398,052
4.95%, 03/25/20	1,000,000	1,058,480
6.40%, 05/15/38	250,000	303,660
Merrill Lynch & Co., Inc.
5.45%, 02/05/13	2,000,000	2,136,024
Morgan Stanley
4.75%, 04/01/14	1,200,000	1,236,811
6.00%, 05/13/14	300,000	327,214
6.00%, 04/28/15	750,000	818,596
5.45%, 01/09/17 (b)	750,000	788,530
7.30%, 05/13/19 (b)	500,000	569,234
7.25%, 04/01/32 (b)	100,000	119,450
PNC Funding Corp.
4.25%, 09/21/15	600,000	641,630
Royal Bank of Canada
2.63%, 12/15/15	650,000	670,394
Royal Bank of Scotland Group PLC
5.05%, 01/08/15	1,000,000	982,131
The Bank of New York Mellon Corp.
2.95%, 06/18/15	500,000	523,676
The Goldman Sachs Group, Inc.
3.70%, 08/01/15	1,000,000	1,013,473
5.63%, 01/15/17	250,000	262,365
5.95%, 01/15/27 (b)	750,000	748,771
6.75%, 10/01/37 (b)	750,000	768,367
UBS AG
3.88%, 01/15/15	500,000	517,171
US Bancorp
2.00%, 06/14/13	500,000	512,150
US Bank NA
6.30%, 02/04/14	500,000	573,110
Wachovia Bank NA
4.88%, 02/01/15	500,000	538,297
Wells Fargo & Co.
4.38%, 01/31/13	1,000,000	1,067,108
5.63%, 12/11/17	1,500,000	1,696,531
Wells Fargo Capital X
5.95%, 12/15/36 (b)	450,000	435,870
Westpac Banking Corp.
2.10%, 08/02/13	500,000	506,201
4.20%, 02/27/15	1,000,000	1,070,095

		40,153,911

Brokerage 0.1%
BlackRock, Inc.
5.00%, 12/10/19 (b)	250,000	276,180
Jefferies Group, Inc.
5.50%, 03/15/16 (b)	250,000	265,411
Nomura Holdings, Inc.
5.00%, 03/04/15	100,000	107,466
6.70%, 03/04/20	100,000	114,412
TD Ameritrade Holding Co.
4.15%, 12/01/14 (b)	400,000	422,273

		1,185,742

Finance Company 0.8%
CME Group, Inc.
5.40%, 08/01/13 (b)	350,000	391,086
General Electric Capital Corp.
3.50%, 08/13/12	1,500,000	1,559,629
5.00%, 01/08/16	2,000,000	2,186,578
5.40%, 02/15/17	500,000	546,789
6.75%, 03/15/32 (b)	500,000	566,989
6.88%, 01/10/39	200,000	234,886
HSBC Finance Capital Trust IX
5.91%, 11/30/15, 11/30/35 (a)(b)	500,000	456,875
HSBC Finance Corp.
7.00%, 05/15/12	500,000	540,110
4.75%, 07/15/13	500,000	529,715

		7,012,657

Insurance 1.0%
Aetna, Inc.
3.95%, 09/01/20 (b)	750,000	743,561
Allstate Life Global Funding Trusts
5.38%, 04/30/13 (f)	700,000	773,240
American International Group, Inc.
5.60%, 10/18/16	1,000,000	976,250
Berkshire Hathaway, Inc.
3.20%, 02/11/15 (b)	1,600,000	1,691,151
Chubb Corp.
6.00%, 05/11/37 (b)	495,000	574,328
CIGNA Corp.
6.35%, 03/15/18 (b)	400,000	469,317
CNA Financial Corp.
7.35%, 11/15/19 (b)	700,000	781,748
Lincoln National Corp.
6.25%, 02/15/20 (b)	150,000	168,489
MetLife, Inc.
4.75%, 02/08/21 (b)	500,000	523,880
Protective Life Corp.
7.38%, 10/15/19 (b)	500,000	570,474
Prudential Financial, Inc.
4.75%, 09/17/15	1,000,000	1,073,883
6.63%, 12/01/37	150,000	172,382
Travelers Co., Inc.
5.90%, 06/02/19 (b)	400,000	463,198
UnitedHealth Group, Inc.
5.80%, 03/15/36 (b)	250,000	267,925

		9,249,826

Real Estate Investment Trust 0.3%
Duke Realty LP
5.95%, 02/15/17 (b)	500,000	536,706
HCP, Inc.
6.70%, 01/30/18 (b)	500,000	550,214
Kimco Realty Corp.
4.30%, 02/01/18 (b)(e)	250,000	248,887
ProLogis
5.75%, 04/01/16 (b)	300,000	292,734
Simon Property Group LP
5.75%, 12/01/15 (b)(f)	900,000	1,021,085

		2,649,626

		60,251,762

Industrial 9.7%

Basic Industry 0.9%
Alcoa, Inc.
5.55%, 02/01/17 (b)	1,000,000	1,022,231
ArcelorMittal
7.00%, 10/15/39 (b)	500,000	514,490
Barrick Gold Corp.
6.95%, 04/01/19 (b)	500,000	628,795
BHP Billiton Finance (USA) Ltd.
5.50%, 04/01/14	700,000	788,208

38 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
EI Du Pont de Nemours & Co.
4.75%, 03/15/15 (b)	900,000	1,010,695
International Paper Co.
7.30%, 11/15/39 (b)	500,000	565,227
Praxair, Inc.
4.38%, 03/31/14 (b)	350,000	384,550
Rio Tinto Finance (USA) Ltd.
8.95%, 05/01/14 (b)	1,250,000	1,534,464
The Dow Chemical Co.
5.90%, 02/15/15 (b)	500,000	554,148
8.55%, 05/15/19 (b)	600,000	753,303
9.40%, 05/15/39 (b)	100,000	142,382
Vale Overseas Ltd.
6.88%, 11/10/39 (b)	250,000	287,541

		8,186,034

Capital Goods 0.9%
Allied Waste North America, Inc.
6.88%, 06/01/17 (b)	500,000	552,627
Boeing Capital Corp.
3.25%, 10/27/14 (b)	900,000	960,658
Boeing Co.
6.88%, 03/15/39 (b)	200,000	265,836
Caterpillar Financial Services Corp.
5.85%, 09/01/17	1,000,000	1,167,219
CRH America, Inc.
5.30%, 10/15/13 (b)	700,000	751,165
General Electric Co.
5.00%, 02/01/13	500,000	542,174
5.25%, 12/06/17	1,300,000	1,460,572
Honeywell International, Inc.
5.00%, 02/15/19 (b)	525,000	607,305
John Deere Capital Corp.
4.90%, 09/09/13 (f)	500,000	552,467
L-3 Communications Corp.
4.75%, 07/15/20 (b)	150,000	158,414
Lockheed Martin Corp.
4.25%, 11/15/19 (b)	250,000	273,996
5.50%, 11/15/39 (b)	250,000	281,790
Tyco International Finance S.A.
8.50%, 01/15/19 (b)	200,000	267,600
United Technologies Corp.
6.13%, 02/01/19 (b)	250,000	310,827
5.70%, 04/15/40 (b)	500,000	591,041

		8,743,691

Communications 2.1%
America Movil, S.A.B. de CV
5.00%, 10/16/19 (b)(c)	500,000	541,203
AT&T Corp.
8.00%, 11/15/31 (b)	1,000,000	1,374,618
AT&T, Inc.
4.95%, 01/15/13 (b)	1,000,000	1,090,127
2.50%, 08/15/15 (b)	250,000	252,958
CBS Corp.
5.75%, 04/15/20 (b)	500,000	556,373
Cellco Partnership / Verizon Wireless
5.55%, 02/01/14 (b)	750,000	849,396
Comcast Cable Communications Holdings
8.38%, 03/15/13	150,000	174,389
Comcast Corp.
5.70%, 05/15/18 (b)	1,000,000	1,140,504
6.50%, 11/15/35 (b)	600,000	689,335
DIRECTV Holdings LLC
6.38%, 06/15/15 (b)	500,000	520,000
Discovery Communications, Inc.
5.63%, 08/15/19 (b)	500,000	564,020
France Telecom S.A.
4.38%, 07/08/14 (b)	1,000,000	1,106,437
Grupo Televisa S.A.
6.63%, 03/18/25 (b)	500,000	569,883
NBC Universal, Inc.
3.65%, 04/30/15 (b)(c)	500,000	525,012
New Cingular Wireless Services, Inc.
8.75%, 03/01/31 (b)	500,000	729,530
News America Holdings, Inc.
9.25%, 02/01/13	250,000	293,095
News America, Inc.
6.15%, 03/01/37 (b)	650,000	714,854
Pacific Bell Telephone Co.
7.13%, 03/15/26	1,500,000	1,821,327
Telecom Italia Capital S.A.
7.18%, 06/18/19 (b)	1,000,000	1,154,333
Telefonica Emisiones S.A.U.
5.88%, 07/15/19 (b)	1,000,000	1,136,185
Time Warner Cable, Inc.
5.85%, 05/01/17 (b)	500,000	571,036
6.75%, 06/15/39 (b)	250,000	294,464
Verizon Communications, Inc.
8.75%, 11/01/18 (b)	1,250,000	1,687,492
Vodafone Group PLC
4.63%, 07/15/18 (b)	1,000,000	1,067,944

		19,424,515

Consumer Cyclical 1.0%
CVS Caremark Corp.
3.25%, 05/18/15 (b)	500,000	521,866
4.75%, 05/18/20 (b)	500,000	537,607
Expedia, Inc.
5.95%, 08/15/20 (b)(c)	250,000	256,563
Historic TW, Inc.
6.88%, 06/15/18	500,000	606,323
Home Depot, Inc.
5.88%, 12/16/36 (b)	500,000	535,664
Lowe’s Cos., Inc.
5.40%, 10/15/16 (b)	750,000	891,124
McDonald’s Corp.
5.00%, 02/01/19 (b)	500,000	579,680
6.30%, 03/01/38 (b)	100,000	129,844
PACCAR, Inc.
6.88%, 02/15/14 (b)	800,000	937,145
Target Corp.
3.88%, 07/15/20 (b)	1,000,000	1,050,210
6.35%, 11/01/32 (b)	250,000	307,646
The Walt Disney Co.
5.63%, 09/15/16 (b)	500,000	599,154
Viacom, Inc.
6.88%, 04/30/36 (b)	750,000	895,500
Wal-Mart Stores, Inc.
4.55%, 05/01/13	750,000	822,196
6.20%, 04/15/38	250,000	309,225

		8,979,747

Consumer Non-Cyclical 2.4%
Abbott Laboratories
4.13%, 05/27/20 (b)	500,000	543,854
6.00%, 04/01/39 (b)	250,000	305,105
Amgen, Inc.
5.70%, 02/01/19 (b)	1,000,000	1,207,217
Anheuser-Busch Cos., Inc.
6.80%, 08/20/32 (b)	1,050,000	1,273,882

See financial notes 39

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
Anheuser-Busch InBev Worldwide, Inc.
3.00%, 10/15/12 (b)	400,000	412,938
Bottling Group LLC
6.95%, 03/15/14 (b)	400,000	474,722
5.13%, 01/15/19 (b)	500,000	577,084
Coca-Cola Enterprises, Inc.
8.50%, 02/01/12	250,000	275,284
4.50%, 08/15/19 (b)	750,000	841,160
Diageo Capital PLC
7.38%, 01/15/14 (b)	750,000	887,380
Express Scripts, Inc.
6.25%, 06/15/14 (b)	500,000	576,874
General Mills, Inc.
6.00%, 02/15/12 (b)	250,000	267,904
5.70%, 02/15/17 (b)	500,000	596,438
GlaxoSmithKline Capital, Inc.
4.85%, 05/15/13 (b)	550,000	604,611
6.38%, 05/15/38 (b)	100,000	127,352
Kraft Foods, Inc.
4.13%, 02/09/16	1,000,000	1,071,140
6.88%, 01/26/39	300,000	372,817
Mead Johnson Nutrition Co.
3.50%, 11/01/14 (b)	500,000	526,823
5.90%, 11/01/39 (b)	300,000	346,021
Medco Health Solutions, Inc.
6.13%, 03/15/13 (b)(f)	1,000,000	1,108,827
Merck & Co., Inc.
5.00%, 06/30/19 (b)	750,000	872,052
Newell Rubbermaid, Inc.
4.70%, 08/15/20 (b)	250,000	262,495
PepsiCo, Inc.
7.90%, 11/01/18 (b)	500,000	669,831
Pfizer, Inc.
5.35%, 03/15/15 (b)	1,000,000	1,154,107
7.20%, 03/15/39 (b)	500,000	700,822
Philip Morris International, Inc.
4.50%, 03/26/20	500,000	546,497
Procter & Gamble Co.
1.38%, 08/01/12 (b)	750,000	759,799
Reynolds American, Inc.
7.25%, 06/01/13 (b)	500,000	562,935
6.75%, 06/15/17 (b)	600,000	673,863
7.25%, 06/15/37 (b)	150,000	159,891
Safeway, Inc.
6.25%, 03/15/14 (b)	250,000	288,563
7.25%, 02/01/31 (b)	150,000	185,790
Teva Pharmaceutical Finance Co. LLC
5.55%, 02/01/16 (b)	350,000	407,441
6.15%, 02/01/36 (b)	650,000	801,155
The Kroger Co.
3.90%, 10/01/15 (b)	250,000	270,682
5.40%, 07/15/40 (b)	100,000	105,921
Watson Pharmaceuticals, Inc.
5.00%, 08/15/14 (b)	300,000	329,556
6.13%, 08/15/19 (b)	500,000	588,526
Zimmer Holdings, Inc.
5.75%, 11/30/39 (b)	700,000	794,858

		22,532,217

Energy 1.3%
Anadarko Petroleum Corp.
6.38%, 09/15/17 (b)	500,000	495,442
6.45%, 09/15/36 (b)	200,000	173,969
Apache Corp.
6.90%, 09/15/18 (b)	400,000	502,331
5.10%, 09/01/40 (b)	500,000	517,615
Baker Hughes, Inc.
6.50%, 11/15/13 (b)	100,000	114,938
7.50%, 11/15/18 (b)	400,000	512,674
BP Capital Markets PLC
5.25%, 11/07/13	500,000	519,318
ConocoPhillips
6.00%, 01/15/20 (b)	1,500,000	1,827,354
Devon Energy Corp.
6.30%, 01/15/19 (b)	300,000	361,542
Encana Corp.
6.63%, 08/15/37 (b)	500,000	601,822
Hess Corp.
7.30%, 08/15/31 (b)	500,000	610,039
Husky Energy, Inc.
7.25%, 12/15/19 (b)	250,000	308,879
Marathon Oil Corp.
5.90%, 03/15/18 (b)	500,000	578,451
Nexen, Inc.
6.20%, 07/30/19 (b)	500,000	578,324
Occidental Petroleum Corp.
7.00%, 11/01/13 (b)	250,000	294,499
Shell International Finance BV
5.20%, 03/22/17 (b)	1,000,000	1,150,895
Statoil ASA
2.90%, 10/15/14 (b)	500,000	522,412
5.10%, 08/17/40 (b)	250,000	270,638
Suncor Energy, Inc.
6.50%, 06/15/38 (b)	500,000	584,251
Transocean, Inc.
6.00%, 03/15/18 (b)	500,000	500,766
Valero Energy Corp.
10.50%, 03/15/39 (b)	200,000	287,105
Weatherford International Ltd.
9.63%, 03/01/19 (b)	250,000	328,518
XTO Energy, Inc.
6.75%, 08/01/37 (b)(f)	300,000	418,635

		12,060,417

Technology 0.7%
Agilent Technologies, Inc.
6.50%, 11/01/17 (b)	1,000,000	1,161,687
Cisco Systems, Inc.
4.45%, 01/15/20 (b)	500,000	551,286
Hewlett-Packard Co.
6.13%, 03/01/14 (b)	850,000	983,834
International Business Machines Corp.
7.63%, 10/15/18 (b)	1,000,000	1,339,063
Microsoft Corp.
4.20%, 06/01/19	500,000	561,989
Oracle Corp.
3.75%, 07/08/14 (b)	800,000	871,103
5.38%, 07/15/40 (b)(c)	350,000	380,859
Xerox Corp.
5.65%, 05/15/13 (b)(f)	500,000	546,586
6.35%, 05/15/18 (b)	400,000	458,770

		6,855,177

Transportation 0.4%
Burlington Northern Santa Fe Corp.
7.00%, 02/01/14 (b)	450,000	527,473
5.65%, 05/01/17 (b)	700,000	807,183
Union Pacific Corp.
5.75%, 11/15/17 (b)	850,000	992,560

40 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
United Parcel Service, Inc.
6.20%, 01/15/38 (b)	750,000	940,464

		3,267,680

		90,049,478

Utilities 2.1%

Electric 1.5%
Appalachian Power Co.
7.95%, 01/15/20 (b)	600,000	785,018
Dominion Resources, Inc.
5.25%, 08/01/33 (b)	1,000,000	1,120,631
Duke Energy Carolinas LLC
4.30%, 06/15/20 (b)	1,000,000	1,109,116
Exelon Generation Co., LLC
5.20%, 10/01/19 (b)	900,000	1,000,768
Florida Power Corp.
4.55%, 04/01/20 (b)	750,000	839,243
National Rural Utilities Cooperative Finance Corp.
3.88%, 09/16/15 (b)	1,000,000	1,081,117
Nevada Power Co.
7.13%, 03/15/19 (b)	750,000	926,951
Nisource Finance Corp.
10.75%, 03/15/16 (b)	500,000	655,843
Ohio Edison Co.
8.25%, 10/15/38 (b)	500,000	718,155
Pacific Gas & Electric Co.
8.25%, 10/15/18 (b)	500,000	660,945
5.80%, 03/01/37 (b)	600,000	693,395
Pacificorp
6.00%, 01/15/39 (b)	1,000,000	1,209,644
San Diego Gas & Electric Co.
4.50%, 08/15/40 (b)	750,000	761,145
Southern California Edison Co.
5.75%, 03/15/14 (b)	1,500,000	1,723,271
4.50%, 09/01/40 (b)	750,000	753,695

		14,038,937

Natural Gas 0.6%
Energy Transfer Partners LP
9.00%, 04/15/19 (b)	500,000	626,402
Enterprise Products Operating LP
6.30%, 09/15/17 (b)	650,000	751,373
Kinder Morgan Energy Partners LP
7.13%, 03/15/12 (b)	200,000	215,520
6.85%, 02/15/20 (b)	500,000	591,528
6.95%, 01/15/38 (b)	500,000	573,434
Plains All American Pipeline LP
3.95%, 09/15/15 (b)	250,000	260,935
Sempra Energy
6.15%, 06/15/18 (b)	700,000	833,057
Southern Natural Gas Co.
5.90%, 04/01/17 (b)(c)(f)	650,000	718,944
TransCanada PipeLines Ltd.
6.50%, 08/15/18 (b)	325,000	398,625
6.20%, 10/15/37 (b)	325,000	371,423

		5,341,241

		19,380,178

Total Corporate Bonds
(Cost $153,291,282)		169,681,418

U.S. Government and Government Agencies 39.6% of net assets

U.S. Government Agency Guaranteed 1.1%
JPMorgan Chase & Co., (FDIC Insured)
3.13%, 12/01/11 (d)	3,500,000	3,618,310
Morgan Stanley, (FDIC Insured)
2.25%, 03/13/12 (d)	2,500,000	2,565,303
Wells Fargo & Co., (FDIC Insured)
3.00%, 12/09/11 (d)	4,000,000	4,131,296

		10,314,909

U.S. Government Agency Securities 6.4%
Fannie Mae
1.75%, 08/10/12	3,000,000	3,064,911
1.50%, 09/25/12 (b)	1,000,000	1,005,453
1.88%, 10/29/12 (b)	3,000,000	3,005,709
3.25%, 04/09/13	2,000,000	2,129,270
1.00%, 09/23/13	2,500,000	2,505,525
2.75%, 02/05/14	2,000,000	2,114,702
3.00%, 10/29/14 (b)	3,000,000	3,012,666
4.38%, 10/15/15 (f)	3,000,000	3,401,208
5.38%, 06/12/17	1,000,000	1,200,769
6.63%, 11/15/30 (f)	1,500,000	2,092,510
Federal Farm Credit Bank
3.50%, 10/03/11	500,000	517,025
4.50%, 10/17/12	1,000,000	1,080,685
1.63%, 03/07/13 (b)	250,000	250,049
4.88%, 01/17/17	500,000	581,124
Federal Home Loan Bank
3.63%, 09/16/11	1,000,000	1,035,198
1.00%, 12/28/11	1,500,000	1,511,372
1.13%, 05/18/12	2,000,000	2,019,468
1.75%, 08/22/12	1,000,000	1,021,798
1.85%, 12/21/12 (b)	1,000,000	1,003,347
3.38%, 02/27/13	1,000,000	1,064,006
3.63%, 10/18/13	1,500,000	1,626,730
5.50%, 08/13/14	1,000,000	1,164,249
5.38%, 05/18/16	1,000,000	1,195,371
5.00%, 11/17/17	1,000,000	1,184,951
5.50%, 07/15/36	500,000	623,449
Freddie Mac
1.13%, 12/15/11	1,000,000	1,009,136
2.13%, 09/21/12	3,000,000	3,089,487
1.80%, 02/25/13 (b)	2,000,000	2,011,324
1.63%, 04/15/13	1,000,000	1,020,981
3.75%, 06/28/13	2,000,000	2,165,452
1.40%, 11/18/13 (b)	2,000,000	2,010,382
3.00%, 07/28/14	2,500,000	2,671,955
4.75%, 11/17/15	2,000,000	2,305,666
4.88%, 06/13/18	1,000,000	1,173,817
6.25%, 07/15/32	1,000,000	1,364,403
Tennessee Valley Authority
4.65%, 06/15/35	1,000,000	1,088,632

		59,322,780

U.S. Treasury Obligations 32.1%
U.S. Treasury Bonds
7.25%, 05/15/16	1,000,000	1,312,031
6.25%, 08/15/23 (f)	1,000,000	1,365,938
6.00%, 02/15/26 (f)	6,000,000	8,210,628
6.13%, 11/15/27	1,000,000	1,401,094

See financial notes 41

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
5.50%, 08/15/28	1,000,000	1,319,063
5.25%, 11/15/28	1,000,000	1,285,000
5.25%, 02/15/29 (f)	5,000,000	6,428,125
6.25%, 05/15/30	1,000,000	1,440,781
5.38%, 02/15/31	2,000,000	2,623,750
4.50%, 02/15/36	4,400,000	5,192,686
4.75%, 02/15/37	1,000,000	1,227,656
5.00%, 05/15/37	1,000,000	1,275,000
4.38%, 02/15/38	1,000,000	1,157,344
4.50%, 05/15/38	1,000,000	1,180,781
3.50%, 02/15/39	1,500,000	1,491,797
4.25%, 05/15/39	1,500,000	1,694,532
4.50%, 08/15/39	800,000	940,875
4.63%, 02/15/40	700,000	839,891
4.38%, 05/15/40	4,450,000	5,134,882
U.S. Treasury Notes
1.00%, 09/30/11	2,500,000	2,518,360
4.50%, 09/30/11	3,000,000	3,135,705
1.00%, 10/31/11	3,000,000	3,022,968
1.75%, 11/15/11	3,000,000	3,050,742
0.75%, 11/30/11	2,000,000	2,009,766
1.13%, 12/15/11	2,000,000	2,019,610
1.00%, 12/31/11	3,900,000	3,932,604
0.88%, 01/31/12	7,500,000	7,552,440
1.38%, 02/15/12	2,000,000	2,028,750
4.88%, 02/15/12	2,000,000	2,130,938
1.38%, 03/15/12	2,000,000	2,030,548
1.00%, 03/31/12	1,500,000	1,514,006
1.38%, 04/15/12	6,700,000	6,806,001
1.00%, 04/30/12	1,500,000	1,514,006
1.38%, 05/15/12	5,000,000	5,079,495
1.88%, 06/15/12	2,000,000	2,051,406
1.75%, 08/15/12	1,250,000	1,281,396
4.38%, 08/15/12	2,000,000	2,154,220
1.38%, 09/15/12	5,000,000	5,089,065
1.38%, 10/15/12	4,900,000	4,989,577
1.38%, 11/15/12	4,400,000	4,480,436
4.00%, 11/15/12	1,000,000	1,077,578
1.13%, 12/15/12	9,500,000	9,623,205
1.38%, 01/15/13	2,300,000	2,343,304
1.38%, 02/15/13	4,500,000	4,585,077
3.88%, 02/15/13	1,000,000	1,082,031
1.38%, 03/15/13	10,700,000	10,907,323
2.50%, 03/31/13	1,000,000	1,049,219
1.75%, 04/15/13	4,850,000	4,991,702
3.13%, 04/30/13	1,000,000	1,067,266
1.38%, 05/15/13	575,000	586,188
3.50%, 05/31/13	1,000,000	1,079,453
3.38%, 06/30/13	1,000,000	1,077,031
1.00%, 07/15/13	3,000,000	3,026,481
3.38%, 07/31/13	2,000,000	2,157,812
4.25%, 08/15/13	2,000,000	2,210,156
3.13%, 08/31/13	2,000,000	2,145,000
3.13%, 09/30/13	2,000,000	2,146,562
2.75%, 10/31/13	1,745,000	1,853,926
4.25%, 11/15/13	2,000,000	2,224,376
2.00%, 11/30/13	2,000,000	2,078,438
1.50%, 12/31/13	2,000,000	2,045,938
1.75%, 01/31/14	1,000,000	1,030,469
4.00%, 02/15/14	1,000,000	1,108,203
1.88%, 02/28/14	1,000,000	1,034,531
1.75%, 03/31/14	1,000,000	1,030,235
1.88%, 04/30/14	1,000,000	1,034,219
4.75%, 05/15/14	1,000,000	1,141,719
2.25%, 05/31/14	700,000	733,907
2.63%, 06/30/14	850,000	902,726
2.63%, 07/31/14	2,000,000	2,124,532
4.25%, 08/15/14	1,000,000	1,125,781
2.38%, 08/31/14	2,575,000	2,709,183
4.25%, 11/15/14	4,000,000	4,525,312
2.13%, 11/30/14	1,300,000	1,354,133
2.63%, 12/31/14	1,530,000	1,625,028
2.25%, 01/31/15	1,050,000	1,098,317
4.00%, 02/15/15	3,000,000	3,370,782
2.50%, 04/30/15	4,300,000	4,546,915
4.13%, 05/15/15	1,000,000	1,132,110
2.13%, 05/31/15	2,000,000	2,079,854
1.88%, 06/30/15	400,000	411,062
4.25%, 08/15/15	1,000,000	1,140,391
4.50%, 11/15/15	1,000,000	1,158,750
4.50%, 02/15/16	1,000,000	1,158,360
2.63%, 02/29/16	5,000,000	5,289,845
2.38%, 03/31/16	1,000,000	1,043,985
2.63%, 04/30/16	1,000,000	1,056,953
5.13%, 05/15/16	1,000,000	1,196,094
3.25%, 05/31/16	1,000,000	1,090,781
3.25%, 06/30/16	1,000,000	1,090,469
3.25%, 07/31/16	2,000,000	2,181,406
4.88%, 08/15/16	1,000,000	1,185,781
3.00%, 08/31/16	2,100,000	2,258,649
3.00%, 09/30/16	2,000,000	2,149,844
3.13%, 10/31/16	3,000,000	3,245,391
4.63%, 11/15/16	1,000,000	1,172,969
2.75%, 11/30/16	3,000,000	3,175,782
3.25%, 12/31/16	2,000,000	2,175,470
3.13%, 01/31/17	3,700,000	3,996,289
3.25%, 03/31/17	2,000,000	2,175,312
3.13%, 04/30/17	9,500,000	10,258,518
4.50%, 05/15/17	3,000,000	3,501,798
2.38%, 07/31/17	3,250,000	3,350,038
4.75%, 08/15/17	1,000,000	1,186,953
4.25%, 11/15/17	3,000,000	3,468,282
3.50%, 02/15/18	1,000,000	1,104,610
3.88%, 05/15/18	1,000,000	1,130,703
4.00%, 08/15/18	2,000,000	2,278,906
3.75%, 11/15/18	3,000,000	3,359,532
2.75%, 02/15/19	1,500,000	1,559,180
3.63%, 08/15/19	3,000,000	3,308,673
3.38%, 11/15/19	7,000,000	7,561,645
3.63%, 02/15/20	6,000,000	6,604,218
2.63%, 08/15/20	4,100,000	4,153,173

		298,159,727

Total U.S. Government and Government Agencies
(Cost $347,981,183)		367,797,416

Commercial Mortgage Backed Securities 3.1% of net assets

Banc of America Commercial Mortgage, Inc.
Series 2005-3 Class AJ
4.77%, 09/01/10, 07/10/43 (a)(b)	1,100,000	963,995
Series 2006-1 Class A2
5.33%, 09/10/45 (b)	4,000,000	4,041,105
Series 2006-3 Class AM
6.01%, 09/01/10, 07/10/44 (a)(b)	800,000	698,053
Series 2007-1 Class A4
5.45%, 01/15/49 (b)	1,700,000	1,774,220

42 See financial notes

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 Class A4
5.41%, 12/11/40 (b)	4,000,000	4,359,675
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A3
5.40%, 09/01/10, 07/15/44 (a)(b)	4,200,000	4,538,807
Credit Suisse Mortgage Capital Certificates
Series 2006-C1 Class AM
5.73%, 09/01/10, 02/15/39 (a)(b)	650,000	641,968
Series 2007-C5 Class A3
5.69%, 09/01/10, 09/15/40 (a)(b)	315,000	327,726
GE Capital Commercial Mortgage Corp.
Series 2007-C1 Class AAB
5.48%, 12/10/49 (b)	135,000	143,477
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.44%, 03/10/39 (b)	3,000,000	3,147,874
GS Mortgage Securities Corp II
Series 2006-GG6 Class A4
5.55%, 09/01/10, 04/10/38 (a)(b)	1,100,000	1,181,002
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP5 Class AJ
5.48%, 09/01/10, 12/15/44 (a)(b)	1,025,000	928,708
Series 2006-LDP9 Class A2S
5.30%, 05/15/47 (b)	1,000,000	1,029,728
Series 2007-LD12 Class A2
5.83%, 02/15/51 (b)	75,000	78,588
Series 2007-LD12 Class A3
6.19%, 09/01/10, 02/15/51 (a)(b)	2,000,000	2,101,727
LB-UBS Commercial Mortgage Trust
Series 2005-C3 Class AJ
4.84%, 07/15/40 (b)	241,000	214,240
Merrill Lynch Mortgage Trust
Series 2005-LC1 Class AM
5.44%, 09/01/10, 01/12/44 (a)(b)	700,000	715,601
Morgan Stanley Capital I
Series 2007-IQ14 Class AAB
5.65%, 09/01/10, 04/15/49 (a)(b)	2,000,000	2,140,717

Total Commercial Mortgage Backed Securities
(Cost $25,897,208)		29,027,211

Asset-Backed Obligations 0.3% of net assets

Chase Issuance Trust
Series 2007-A17 Class A
5.12%, 10/15/14 (b)(f)	1,400,000	1,526,101
Series 2008-A4 Class A4
4.65%, 03/15/15 (b)	700,000	763,695
Nissan Auto Receivables Owner Trust
Series 2008-B Class A4
5.05%, 11/17/14 (b)(f)	500,000	533,252

Total Asset-Backed Obligations
(Cost $2,656,433)		2,823,048

Foreign Securities 3.8% of net assets

Foreign Agencies 1.2%

Canada 0.1%
Export Development Canada
1.75%, 09/24/12	1,000,000	1,022,246

Cayman Islands 0.1%
Petrobras International Finance Co.
5.75%, 01/20/20 (b)	1,000,000	1,076,877

Germany 0.6%
Kreditanstalt Fuer Wiederaufbau
2.00%, 01/17/12 (g)	1,000,000	1,020,070
3.50%, 03/10/14 (g)	3,250,000	3,518,307
4.00%, 01/27/20 (g)	350,000	387,115

		4,925,492

Mexico 0.2%
Petroleos Mexicanos
4.88%, 03/15/15 (b)	1,000,000	1,062,500
5.50%, 01/21/21 (b)(c)	850,000	891,520

		1,954,020

Republic of Korea 0.2%
Export-Import Bank of Korea
8.13%, 01/21/14	500,000	589,947
4.13%, 09/09/15	500,000	525,040
Korea Development Bank
8.00%, 01/23/14	500,000	588,518

		1,703,505

		10,682,140

Foreign Local Government 0.4%

Canada 0.4%
Province of Ontario Canada
4.10%, 06/16/14	2,500,000	2,752,688
4.40%, 04/14/20	1,000,000	1,119,337
Province of Quebec Canada
7.50%, 09/15/29	150,000	222,075

		4,094,100

Sovereign 1.1%

Brazil 0.4%
Brazilian Government International Bond
6.00%, 01/17/17 (b)	1,300,000	1,504,750
8.88%, 04/15/24	1,100,000	1,578,500
7.13%, 01/20/37	400,000	520,000

		3,603,250

Canada 0.2%
Canada Government International Bond
2.38%, 09/10/14	1,500,000	1,572,456

Italy 0.1%
Republic of Italy
3.13%, 01/26/15	850,000	871,407
6.88%, 09/27/23	250,000	310,871

		1,182,278

Mexico 0.3%
United Mexican States
5.95%, 03/19/19 (b)	1,500,000	1,736,250
5.13%, 01/15/20 (b)	1,000,000	1,090,000
6.75%, 09/27/34	250,000	313,125

		3,139,375

Panama 0.0%
Republic of Panama
7.25%, 03/15/15	150,000	177,450

See financial notes 43

 Schwab Total Bond Market Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

Peru 0.1%
Peruvian Government International Bond
7.13%, 03/30/19	500,000	622,500

		10,297,309

Supranational 1.1%
European Investment Bank
1.75%, 09/14/12	5,250,000	5,368,445
Inter-American Development Bank
3.00%, 04/22/14	2,000,000	2,135,154
3.88%, 09/17/19	1,800,000	2,000,954
International Bank for Reconstruction & Development
2.00%, 04/02/12	1,000,000	1,023,456

		10,528,009

Total Foreign Securities
(Cost $33,507,175)		35,601,558

Municipal Bonds 0.7% of net assets

Fixed-Rate Obligations 0.7%
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB Series 2009F2
6.26%, 04/01/49	1,050,000	1,193,125
California
GO Bonds
7.50%, 04/01/34	1,500,000	1,685,460
7.55%, 04/01/39	500,000	568,460
East Bay Municipal Utility District
Water System RB (Build America Bonds) Series 2010
5.87%, 06/01/40	850,000	983,671
Illinois
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	1,000,000	848,260
Yale Univ
Medium-Term Notes Series B
2.90%, 10/15/14 (b)	1,000,000	1,061,608

Total Municipal Bonds
(Cost $5,980,039)		6,340,584

	Number	Value
Security	of Shares	($)

Other Investment Company 2.1% of net assets

Money Fund 2.1%
State Street Institutional Liquid Reserves Fund - Institutional Class	19,951,931	19,951,931

Total Other Investment Company
(Cost $19,951,931)		19,951,931

	Face
Issuer	Amount	Value
Rate, Maturity Date*	($)	($)

Short-Term Investments 0.0% of net assets

U.S. Treasury Obligations 0.0%
U.S. Treasury Bills
0.11%, 09/02/10	100,000	100,000
0.14%, 11/26/10	100,000	99,973

Total Short-Term Investments
(Cost $199,966)		199,973

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $890,064,020 and the unrealized appreciation and depreciation were $56,614,272 and ($218,911), respectively, with a net unrealized appreciation of $56,395,361.

*	For variable-rate obligations the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity. See Glossary for definition of maturity.
(a)	Variable-rate security.
(b)	Callable security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,314,101 or 0.4% of net assets.
(d)	This debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program, and the FDIC has stated that this debt is backed by the full faith and credit of the United States.
(e)	Delayed-delivery security.
(f)	All or a portion of this security is held as collateral for delayed-delivery securities.
(g)	Guaranteed by the Republic of Germany.

44 See financial notes

 Schwab Total Bond Market Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $889,571,915)		$946,459,381
Cash		1,953
Receivables:
Investments sold		16,369,665
Interest		6,218,975
Fund shares sold		77,005
Income from securities on loan		113
Prepaid expenses	+	18,366

Total assets		969,145,458

Liabilities

Payables:
Investments bought		35,777,706
Investment adviser and administrator fees		18,964
Shareholder services fees		22,765
Fund shares redeemed		3,003,518
Distributions to shareholders		598,242
Trustees’ fees		2,920
Accrued expenses	+	274,707

Total liabilities		39,698,822

Net Assets

Total assets		969,145,458
Total liabilities	−	39,698,822

Net assets		$929,446,636

Net Assets by Source
Capital received from investors		1,034,717,469
Net realized capital losses		(162,158,299)
Net unrealized capital gains		56,887,466

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$929,446,636		98,695,124		$9.42

See financial notes 45

 Schwab Total Bond Market Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest (net of foreign withholding taxes of $255)		$35,002,583
Dividends		43,605
Securities on loan	+	2,901

Total investment income		35,049,089

Expenses

Investment adviser and administrator fees		2,450,711
Shareholder service fees		2,316,060
Legal fees*		256,552
Portfolio accounting fees		113,578
Shareholder reports		43,281
Custodian fees		40,339
Professional fees		39,071
Transfer agent fees		35,646
Registration fees		25,220
Trustees’ fees		15,362
Interest expense		668
Other expenses	+	41,860

Total expenses		5,378,348
Expense reduction by adviser and Schwab	−	267,349
Custody credits	−	128

Net expenses	−	5,110,871

Net investment income		29,938,218

Realized and Unrealized Gains (Losses)

Net realized gains on investments		23,928,396
Net realized gains on futures contracts	+	78,566

Net realized gains		24,006,962
Net unrealized gains on investments		24,464,752
Net unrealized losses on futures contracts	+	(426)

Net unrealized gains	+	24,464,326

Net realized and unrealized gains		48,471,288

Increase in net assets resulting from operations		$78,409,506

*	Includes legal fees and expenses and the proposed settlement incurred by the fund in connection with the litigation matter discussed in items 4 and 10 of the Financial Notes.

46 See financial notes

 Schwab Total Bond Market Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09 -8/31/10			9/1/08 -8/31/09
Net investment income		$29,938,218	$42,162,864
Net realized gains (losses)		24,006,962	(95,234,660)
Net unrealized gains	+	24,464,326	64,794,496

Increase in net assets from operations		78,409,506	11,722,700

Distributions to shareholders

Distributions from net investment income		$31,723,102	$42,722,105

Transactions in Fund Shares

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		24,671,289	$223,833,277	20,626,594	$181,308,258
Shares reinvested		2,610,322	23,793,138	3,241,836	28,473,813
Shares redeemed	+	(30,375,732)	(277,320,780)	(59,621,692)	(526,294,791)

Net transactions in fund shares		(3,094,121)	($29,694,365)	(35,753,262)	($316,512,720)

Shares Outstanding and Net Assets

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		101,789,245	$912,454,597	137,542,507	$1,259,966,722
Total increase (decrease)	+	(3,094,121)	16,992,039	(35,753,262)	(347,512,125)

End of period		98,695,124	$929,446,636	101,789,245	$912,454,597

See financial notes 47

Schwab GNMA Fund™

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09[1]	8/31/08	8/31/07	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	10.06	9.67	9.45	9.44	9.72

Income (loss) from investment operations:
Net investment income (loss)	0.29	0.39	0.42	0.46	0.43
Net realized and unrealized gains (losses)	0.40	0.41	0.24	0.03	(0.25)

Total from investment operations	0.69	0.80	0.66	0.49	0.18
Less distributions:
Distributions from net investment income	(0.35)	(0.41)	(0.44)	(0.48)	(0.46)

Net asset value at end of period	10.40	10.06	9.67	9.45	9.44

Total return (%)	7.00	8.39	7.06	5.36	1.93

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.55	0.55	0.55	0.55	0.55
Gross operating expenses	0.63	0.68	0.81	0.95	0.84
Net investment income (loss)	2.66	3.56	4.22	4.87	4.49
Portfolio turnover rate	264	614	518	186	126
Net assets, end of period ($ x 1,000,000)	578	279	59	22	23

1 Effective on August 10, 2009 all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

48 See financial notes

 Schwab GNMA Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

108.4%		Mortgage-Backed Securities	610,079,943	626,854,846
10.2%		U.S. Government Security	59,130,554	59,138,296
0.1%		Other Investment Company	343,131	343,131

118.7%		Total Investments	669,553,628	686,336,273
(18	.7)%	Other Assets and Liabilities, Net		(108,251,868)

100.0%		Net Assets		578,084,405

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

Mortgage-Backed Securities 108.4% of net assets

Collateralized Mortgage Obligations 0.0%
Vendee Mortgage Trust
Series 1995-3 Class 1Z
7.25%, 09/15/25 (b)	77,114	90,501

U.S. Government Agency Mortgages 108.4%
Fannie Mae
5.45%, 12/01/31 to 07/01/32	404,723	439,487
5.49%, 09/01/29 to 09/01/31	256,242	278,344
5.50%, 09/01/14 to 09/01/17	953,952	1,024,545
5.81%, 12/01/31 to 01/01/32	219,587	240,298
6.00%, 03/01/22	879,712	968,300
6.10%, 02/01/29	44,458	49,094
6.50%, 04/01/31	257,185	283,619
7.17%, 11/01/30	30,347	34,398
Fannie Mae Grantor Trust
6.50%, 07/25/42 (b)	146,619	165,133
7.00%, 01/25/44 (b)	167,948	194,715
Fannie Mae REMICS
7.00%, 09/25/22	203,619	236,444
7.00%, 01/25/42 (b)	969,350	1,125,813
Fannie Mae Whole Loan
6.50%, 02/25/44 (b)	169,977	191,683
7.00%, 10/25/42 (b)	95,120	110,280
Freddie Mac
5.50%, 01/01/17 to 02/01/24	7,761,212	8,381,705
Freddie Mac REMICS
4.00%, 09/15/16 to 03/15/19 (b)	1,086,651	1,090,626
4.13%, 08/15/12 (b)	292,402	293,831
4.50%, 11/15/25 (b)	9,804	9,912
5.00%, 12/15/17 (b)	1,244,053	1,256,770
5.50%, 06/15/25 to 03/15/29 (b)	291,133	292,728
6.00%, 04/15/27 (b)	65,522	65,506
6.50%, 03/15/14 (b)(c)	294,525	23,042
Ginnie Mae
2.88%, 10/01/10, 12/20/30 (a)	67,236	69,194
3.00%, 10/01/10, 04/20/37 (a)	402,379	413,477
3.00%, 10/01/10, 02/20/32 (a)	46,043	47,367
3.38%, 10/01/10, 06/20/27 (a)	278,418	286,643
3.38%, 10/01/10, 05/20/29 (a)	130,126	133,971
3.38%, 10/01/10, 04/20/32 (a)	30,172	31,063
3.50%, 10/01/10, 02/20/16 (a)	63,712	65,746
3.50%, 02/20/34 (b)	3,043,795	3,109,582
3.63%, 10/01/10, 07/20/24 (a)	70,024	72,396
3.63%, 10/01/10, 08/20/31 (a)	31,951	33,034
3.63%, 10/01/10, 07/20/32 (a)	85,438	88,332
4.00%, 10/17/29 to 02/20/32 (b)	628,877	657,259
4.00%, 10/20/33	60,185	62,727
4.13%, 10/01/10, 08/20/33 (a)	91,890	95,317
4.25%, 06/16/24 (b)	78,490	80,589
4.50%, 12/15/17 to 12/20/39	41,611,624	44,409,013
4.50%, 10/20/34 (b)	139,430	145,395
5.00%, 11/15/17 to 04/20/40	171,565,225	185,624,300
5.00%, 02/20/29 to 02/20/33 (b)	12,319,058	12,532,746
5.45%, 07/15/31 to 02/15/33	8,179,288	8,906,924
5.49%, 10/20/28 to 08/15/32	5,746,319	6,260,742
5.50%, 09/20/13 to 07/15/38	116,627,109	126,961,753
5.50%, 08/20/15 to 07/20/31 (b)	6,001,147	6,136,663
5.81%, 06/20/31 to 02/20/32	836,976	918,696
5.90%, 07/15/31 to 05/15/32	521,667	573,196
6.00%, 02/20/12 to 11/15/39	59,020,000	64,479,773
6.00%, 12/20/17 to 06/16/18 (b)	2,759,800	2,801,811
6.05%, 09/15/31	133,359	147,093
6.10%, 07/20/28 to 09/15/31	2,852,030	3,165,002
6.15%, 04/20/29 to 04/20/30	1,871,977	2,083,243
6.25%, 10/20/28 to 03/20/30	2,661,141	2,973,519
6.50%, 12/20/11 to 10/20/37	16,726,871	18,621,520
7.00%, 05/15/11 to 04/15/39	5,248,964	5,886,490
7.10%, 12/15/30	66,753	75,808
7.17%, 04/20/30 to 03/20/31	685,856	777,747
7.50%, 04/15/11 to 11/15/37	568,862	649,317
8.00%, 10/15/11 to 02/15/30	86,167	100,561
8.50%, 08/20/25 to 01/20/30	20,839	24,167
9.00%, 09/20/15 to 09/20/30	587,672	660,053
13.00%, 07/20/14	27	30
Ginnie Mae TBA
4.50%, 09/01/40	71,000,000	75,382,049
5.00%, 09/01/40	24,000,000	25,792,512
5.50%, 09/01/40	6,000,000	6,494,064
6.00%, 09/01/40	2,000,000	2,177,188

		626,764,345

Total Mortgage-Backed Securities
(Cost $610,079,943)		626,854,846

See financial notes 49

 Schwab GNMA Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

U.S. Government Security 10.2% of net assets

U.S. Treasury Obligation 10.2%
U.S. Treasury Note
0.88%, 12/31/10	59,000,000	59,138,296

Total U.S. Government Securities
(Cost $59,130,554)		59,138,296

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

Money Fund 0.1%
State Street Institutional Liquid Reserves Fund - Institutional Class	343,131	343,131

Total Other Investment Company
(Cost $343,131)		343,131

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $669,564,751 and the unrealized appreciation and depreciation were $16,890,807 and ($119,285), respectively, with a net unrealized appreciation of $16,771,522.

*	For variable-rate obligations the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity. See Glossary for definition of maturity.
(a)	Variable-rate security.
(b)	Callable security.
(c)	Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

50 See financial notes

 Schwab GNMA Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $669,553,628)		$686,336,273
Receivables:
Investments sold		7,869,234
Fund shares sold		3,946,008
Interest		2,479,408
Prepaid expenses	+	8,731

Total assets		700,639,654

Liabilities

Payables:
Investments bought		121,555,287
Investment adviser and administrator fees		9,187
Shareholder services fees		15,242
Fund shares redeemed		501,757
Distributions to shareholders		396,034
Trustees’ fees		2,118
Accrued expenses	+	75,624

Total liabilities		122,555,249

Net Assets

Total assets		700,639,654
Total liabilities	−	122,555,249

Net assets		$578,084,405

Net Assets by Source
Capital received from investors		559,668,680
Net realized capital gains		1,633,080
Net unrealized capital gains		16,782,645

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$578,084,405		55,596,173		$10.40

See financial notes 51

 Schwab GNMA Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest		$13,513,106

Expenses

Investment adviser and administrator fees		1,255,483
Shareholder service fees		1,043,794
Portfolio accounting fees		100,827
Registration fees		59,186
Shareholder reports		56,070
Custodian fees		43,554
Professional fees		34,710
Transfer agent fees		26,631
Trustees’ fees		10,623
Interest expense		268
Other expenses	+	18,240

Total expenses		2,649,386
Expense reduction by adviser and Schwab	−	325,476
Custody credits	−	95

Net expenses	−	2,323,815

Net investment income		11,189,291

Realized and Unrealized Gains (Losses)

Net realized gains on investments		5,900,060
Net unrealized gains on investments	+	11,690,782

Net realized and unrealized gains		17,590,842

Increase in net assets resulting from operations		$28,780,133

52 See financial notes

 Schwab GNMA Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09 -8/31/10			9/1/08 -8/31/09
Net investment income		$11,189,291	$6,057,572
Net realized gains		5,900,060	2,376,507
Net unrealized gains	+	11,690,782	4,713,544

Increase in net assets from operations		28,780,133	13,147,623

Distributions to shareholders[1]

Distribution from net investment income
Investor Shares		—	1,997,765
Select Shares	+	14,494,193	4,784,862

Total distributions from net investment income		$14,494,193	$6,782,627

Transactions in Fund Shares1

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		—	$—	9,098,156	$89,995,741
Select Shares	+	48,018,891	490,165,068	29,924,002	296,885,847

Total shares sold		48,018,891	$490,165,068	39,022,158	$386,881,588

Shares Reinvested
Investor Shares		—	$—	156,921	$1,550,093
Select Shares	+	1,025,231	10,479,597	329,524	3,262,493

Total shares reinvested		1,025,231	$10,479,597	486,445	$4,812,586

Shares Redeemed
Investor Shares		—	$—	(12,106,881)	($120,437,620)
Select Shares	+	(21,217,556)	(216,138,074)	(8,573,008)	(84,781,880)

Total shares redeemed		(21,217,556)	($216,138,074)	(20,679,889)	($205,219,500)

Net transactions in fund shares		27,826,566	$284,506,591	18,828,714	$186,474,674

Shares Outstanding and Net Assets

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		27,769,607	$279,291,874	8,940,893	$86,452,204
Total increase	+	27,826,566	298,792,531	18,828,714	192,839,670

End of period		55,596,173	$578,084,405	27,769,607	$279,291,874

[1]	Effective August 10, 2009 all outstanding Investor Shares (9,547,868 shares valued at $95,169,330) were converted into Select Shares.

See financial notes 53

Schwab Inflation-Protected Fund™

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	3/31/06[2]–
	8/31/10	8/31/09[1]	8/31/08	8/31/07	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	10.05	10.35	9.90	10.01	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.23 [3]	0.03 [3]	0.63	0.45	0.30
Net realized and unrealized gains (losses)	0.77	(0.20)	0.45	(0.11)	0.01

Total from investment operations	1.00	(0.17)	1.08	0.34	0.31
Less distributions:
Distributions from net investment income	(0.15)	(0.02)	(0.63)	(0.45)	(0.30)
Distributions from net realized gains	—	(0.07)	(0.00)[4]	—	—
Return of capital	—	(0.04)	—	—	—

Total distributions	(0.15)	(0.13)	(0.63)	(0.45)	(0.30)

Net asset value at end of period	10.90	10.05	10.35	9.90	10.01

Total return (%)	9.93	(1.54)	11.02	3.51	3.11	[5]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.50	0.50	0.50	0.50	0.36	[6]
Gross operating expenses	0.62	0.59	0.59	0.71	0.76	[6]
Net investment income (loss)	2.16	0.30	6.50	5.16	7.06	[6]
Portfolio turnover rate	67	78	63	35	2	[5]
Net assets, end of period ($ x 1,000,000)	204	278	259	119	44

1 Effective on August 10, 2009 all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Commencement of operations.
3 Calculated based on the average shares outstanding during the period.
4 Amount less than $0.01.
5 Not annualized.
6 Annualized.

54 See financial notes

 Schwab Inflation-Protected Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

		Cost	Value
Holdings by Category		($)	($)

98.8%	U.S. Government Securities	185,992,348	201,709,852
0.6%	Other Investment Company	1,320,177	1,320,177

99.4%	Total Investments	187,312,525	203,030,029
0.6%	Other Assets and Liabilities, Net		1,129,629

100.0%	Net Assets		204,159,658

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

U.S. Government Securities 98.8% of net assets

U.S. Treasury Obligations 98.8%
U.S. Treasury Inflation Protected Securities
3.38%, 01/15/12	2,148,230	2,251,614
2.00%, 04/15/12	5,467,525	5,652,481
3.00%, 07/15/12	9,092,250	9,647,023
0.63%, 04/15/13	5,414,063	5,538,418
1.88%, 07/15/13	8,010,832	8,480,219
2.00%, 01/15/14	8,700,066	9,282,562
1.25%, 04/15/14	5,664,725	5,929,375
2.00%, 07/15/14	7,227,312	7,765,408
1.63%, 01/15/15	8,846,935	9,380,511
0.50%, 04/15/15	3,520,335	3,592,118
1.88%, 07/15/15	7,003,875	7,548,314
2.00%, 01/15/16	7,110,974	7,727,631
2.50%, 07/15/16	6,745,813	7,577,443
2.38%, 01/15/17	5,944,730	6,634,414
2.63%, 07/15/17	5,205,915	5,944,910
1.63%, 01/15/18	5,202,350	5,574,641
1.38%, 07/15/18	5,054,050	5,334,787
2.13%, 01/15/19	5,076,200	5,640,135
1.88%, 07/15/19	5,614,730	6,131,459
1.38%, 01/15/20	6,047,880	6,320,035
1.25%, 07/15/20	2,998,440	3,088,627
2.38%, 01/15/25	10,488,276	12,049,225
2.00%, 01/15/26	6,688,160	7,346,529
2.38%, 01/15/27	5,404,315	6,221,718
1.75%, 01/15/28	5,462,415	5,775,652
3.63%, 04/15/28	7,277,418	9,751,172
2.50%, 01/15/29	5,330,010	6,272,756
3.88%, 04/15/29	8,154,408	11,322,526
3.38%, 04/15/32	2,087,617	2,815,673
2.13%, 02/15/40	4,538,123	5,112,476

Total U.S. Government Securities
(Cost $185,992,348)		201,709,852

	Number	Value
Security	of Shares	($)

Other Investment Company 0.6% of net assets

Money Fund 0.6%
State Street Institutional Liquid Reserves Fund - Institutional Class	1,320,177	1,320,177

Total Other Investment Company
(Cost $1,320,177)		1,320,177

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $188,200,101, and the unrealized appreciation and depreciation were $14,837,524 and ($7,596), respectively, with a net unrealized appreciation of $14,829,928.

*	For variable-rate obligations the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity. See Glossary for definition of maturity.

See financial notes 55

 Schwab Inflation-Protected Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $187,312,525)		$203,030,029
Receivables:
Investments sold		2,019,534
Interest		718,983
Fund shares sold		125,390
Prepaid expenses	+	3,038

Total assets		205,896,974

Liabilities

Payables:
Investments bought		1,421,340
Investment adviser and administrator fees		3,706
Shareholder services fees		5,953
Fund shares redeemed		252,639
Trustees’ fees		1,535
Accrued expenses	+	52,143

Total liabilities		1,737,316

Net Assets

Total assets		205,896,974
Total liabilities	−	1,737,316

Net assets		$204,159,658

Net Assets by Source
Capital received from investors		188,930,259
Net investment income not yet distributed		3,013,486
Net realized capital losses		(3,501,591)
Net unrealized capital gains		15,717,504

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$204,159,658		18,723,030		$10.90

56 See financial notes

 Schwab Inflation-Protected Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest		$7,061,569

Expenses

Investment adviser and administrator fees		796,395
Shareholder service fees		657,115
Portfolio accounting fees		46,581
Registration fees		42,005
Professional fees		36,305
Shareholder reports		26,765
Transfer agent fees		20,025
Trustees’ fees		9,129
Custodian fees		6,562
Interest expense		3
Other expenses	+	16,947

Total expenses		1,657,832
Expense reduction by adviser and Schwab	−	321,470

Net expenses	−	1,336,362

Net investment income		5,725,207

Realized and Unrealized Gains (Losses)

Net realized gains on investments		8,609,909
Net realized gains on futures contracts	+	97,110

Net realized gains		8,707,019
Net unrealized gains on investments	+	10,649,045

Net realized and unrealized gains		19,356,064

Increase in net assets resulting from operations		$25,081,271

See financial notes 57

 Schwab Inflation-Protected Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09 -8/31/10			9/1/08 -8/31/09
Net investment income		$5,725,207	$465,959
Net realized gains (losses)		8,707,019	(12,097,965)
Net unrealized gains	+	10,649,045	2,588,675

Increase (decrease) in net assets from operations		25,081,271	(9,043,331)

Distributions to shareholders[1]

Distribution from net investment income
Investor Shares		—	91,775
Select Shares	+	2,711,720	370,495

Total distributions from net investment income		2,711,720	462,270

Distribution from net realized gains
Investor Shares		—	360,926
Select Shares	+	—	1,606,217

Total distributions from net realized gains		—	1,967,143

Return of capital
Investor Shares		—	266,855
Select Shares	+	—	1,234,862

Total return of capital		—	1,501,717

Total distributions		$2,711,720	$3,931,130

Transactions in Fund Shares1

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		—	$—	2,340,610	$22,923,432
Select Shares	+	11,952,055	125,486,861	15,758,112	154,732,080

Total shares sold		11,952,055	$125,486,861	18,098,722	$177,655,512

Shares Reinvested
Investor Shares		—	$—	63,726	$612,607
Select Shares	+	187,445	2,008,689	120,196	1,158,740

Total shares reinvested		187,445	$2,008,689	183,922	$1,771,347

Shares Redeemed
Investor Shares		—	$—	(8,114,631)	($79,761,243)
Select Shares	+	(21,123,162)	(224,149,704)	(13,154,238)	(126,110,100)

Total shares redeemed		(21,123,162)	($224,149,704)	(21,268,869)	($205,871,343)

Net transactions in fund shares		(8,983,662)	($96,654,154)	(2,986,225)	($26,444,484)

Shares Outstanding and Net Assets

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		27,706,692	$278,444,261	30,692,917	$317,863,206
Total decrease	+	(8,983,662)	(74,284,603)	(2,986,225)	(39,418,945)

End of period		18,723,030	$204,159,658	27,706,692	$278,444,261

Net investment income not yet distributed / Distribution in excess of net investment income			$3,013,486		($1)

[1]	Effective August 10, 2009, all outstanding Investor Shares (5,227,505 shares valued at $51,861,550) were converted into Select Shares.

58 See financial notes

 Schwab Bond Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Investments (organized October 26, 1990)	Schwab Tax-Free Bond Fund
Schwab Short-Term Bond Market Fund	Schwab California Tax-Free Bond Fund
Schwab Premier Income Fund	Schwab Tax-Free YieldPlus Fund
Schwab Total Bond Market Fund	Schwab California Tax-Free YieldPlus Fund
Schwab GNMA Fund	Schwab 1000 Index Fund
Schwab Inflation Protected Fund	Schwab Global Real Estate Fund
Schwab YieldPlus Fund

Each fund in this report offers one share class. Shares are bought and sold (subject to a redemption fee, see Note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures Contracts: valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by the underlying fund in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

 59

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1— quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3— significant unobservable inputs (including the funds’ own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of August 31, 2010:

Schwab Short-Term Bond Market Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

U.S. Government and Government Agencies(a)	$—	$184,777,039	$—	$184,777,039
Foreign Securities(a)	—	17,742,978	—	17,742,978
Corporate Bonds(a)	—	53,106,284	—	53,106,284
Municipal Bonds(a)	—	424,643	—	424,643
Other Investment Company(a)	1,673,018	—	—	1,673,018
Short-Term Investment(a)	—	99,947	—	99,947

Total	$1,673,018	$256,150,891	$—	$257,823,909

*	The fund had no Other Financial Investments.
(a)	As categorized in Portfolio Holdings.

60

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Premier Income Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds(a)	$—	$155,699,810	$—	$155,699,810
Industrial
Capital Goods	—	5,033,476	1,302,107	6,335,583
Transportation	—	350,760	2,777,500	3,128,260
Asset-Backed Obligations	—	13,204,624	—	13,204,624
Mortgage-Backed Securities(a)	—	158,326,739	—	158,326,739
Commercial Mortgage Backed Securities	—	12,975,644	—	12,975,644
U.S. Government and Government Agencies(a)	—	109,601,222	—	109,601,222
Foreign Securities(a)	—	1,587,522	—	1,587,522
Preferred Stock	1,604,531	—	—	1,604,531
Other Investment Company(a)	4,703,291	—	—	4,703,291
Short-Term Investments(a)	—	349,887	—	349,887

Total	$6,307,822	$457,129,684	$4,079,607	$467,517,113

Other Financial Instruments
Futures Contracts*	$144,901	$—	$—	$144,901

*	Futures contracts are not included in Investments and are valued at the unrealized appreciation or depreciation.
(a)	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance			Change in				Balance
	as of	Accrued	Realized	Unrealized	Net	Gross	Gross	as of
	August 31,	Discounts	Gain	Gain	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2009	(Premiums)	(Loss)	(Loss)	(Sales)	in	out	2010

Asset-Backed Obligations	$1,541,677	$35,659	$537,042	($279,317)	($1,459,421)	$—	($375,640)	$—
Corporate Bonds
Finance	1,330,000	1,928	277,658	(69,586)	(1,540,000)	—	—	—
Industrial	2,500,000	(24,832)	12,310	97,251	2,598,627	—	(1,103,749)	4,079,607

Total	$5,371,677	$12,755	$827,010	($251,652)	($400,794)	$—	($1,479,389)	$4,079,607

All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying statements of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the Schwab Premier Income Fund at August 31, 2010 are $10,286.

 61

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Total Bond Market Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Mortgage-Backed Securities(a)	$—	$315,036,242	$—	$315,036,242
Corporate Bonds(a)	—	169,681,418	—	169,681,418
U.S. Government and Government Agencies(a)	—	367,797,416	—	367,797,416
Commercial Mortgage Backed Securities	—	29,027,211	—	29,027,211
Asset-Backed Obligations	—	2,823,048	—	2,823,048
Foreign Securities(a)	—	35,601,558	—	35,601,558
Municipal Bonds(a)	—	6,340,584	—	6,340,584
Other Investment Company(a)	19,951,931	—	—	19,951,931
Short-Term Investments(a)	—	199,973	—	199,973

Total	$19,951,931	$926,507,450	$—	$946,459,381

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance			Change in				Balance
	as of	Accrued	Realized	Unrealized	Net	Gross	Gross	as of
	August 31,	Discounts	Gain	Gain	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2009	(Premiums)	(Loss)	(Loss)	(Sales)	in	out	2010

Corporate Bonds
Finance	$1,248,750	$469	($239,507)	$500,163	($1,053,000)	$—	($456,875)	$—

Total	$1,248,750	$469	($239,507)	$500,163	($1,053,000)	$—	($456,875)	$—

Schwab GNMA Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Mortgage-Backed Securities(a)	$—	$626,854,846	$—	$626,854,846
U.S. Government Security(a)	—	59,138,296	—	59,138,296
Other Investment Company(a)	343,131	—	—	343,131

Total	$343,131	$685,993,142	$—	$686,336,273

*	The fund had no Other Financial Investments.
(a)	As categorized in Portfolio Holdings.

62

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Schwab Inflation Protected Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

U.S. Government Securities(a)	$—	$201,709,852	$—	$201,709,852
Other Investment Company(a)	1,320,177	—	—	1,320,177

Total	$1,320,177	$201,709,852	$—	$203,030,029

*	The fund had no Other Financial Investments.
(a)	As categorized in Portfolio Holdings.

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended August 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended August 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

The funds entered into U.S. Treasury futures contracts (“futures”) from September 1, 2009 through August 31, 2010. The funds invested in futures contracts to help manage the effects of interest rate changes. The fair value and variation margin for any futures contracts held at August 31, 2010 and the realized/unrealized gains (losses) on futures contracts held during the period ended August 31, 2010 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to Financial Note 2(b) for the funds’ accounting policies with respect to futures contracts and Financial Note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the monthly average market values of futures contracts held by the funds and the monthly average number of futures contracts were as follows:

	Market	Number of
	Values	Contracts

Schwab Short-Term Bond Market Fund	$4,006,703	26
Schwab Premier Income Fund	23,024,329	174
Schwab Total Bond Market Fund	1,197,428	9
Schwab Inflation Protected Fund	499,740	4

(b) Portfolio Investments:

Derivatives: The funds may invest in futures contracts in order to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the contract is closed, at which time the gains and losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Inflation-Indexed Bonds: The Schwab Inflation Protected Bond Fund invests in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these

 63

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

TBAs: The funds may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.

Repurchase Agreements: The funds may enter into repurchase agreements. In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The funds’ repurchase agreements will be fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the funds’ custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase or sale price under the agreement.

Delayed-delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, a fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

Securities Lending: Under the Securities Lending Program, a fund (the “Lender”) may make short-term loans of their securities to another party (the “Borrower”) to generate additional revenue from their portfolio. The Borrower provides cash, U.S. government securities or letters of credit as collateral against the loans in an amount at least equal to 100% of the market value of the loaned securities.

The cash collateral of securities loaned is invested in registered 2a-7 money market portfolios. The investments of collateral are mark-to-market daily and the value of the collateral must be at least 100% of the market value of the loan securities each day. If the value of the collateral falls below 100%, it will be adjusted the following day.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The Schwab Short Term Bond Fund, Schwab Premier Income Fund, Schwab Total Bond Fund and the Schwab GNMA Fund declare distributions from net investment income every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The Schwab Inflation Protected Fund declares and pays distributions from net investment income quarterly. All the funds declare distributions from net realized capital gains, if any, once a year.

64

 Schwab Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to the funds to be remote.

3. Risk Factors:

The funds invest mainly in corporate bonds, mortgage-backed and asset-backed securities, government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Market risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a shareholder’s investment in the fund will fluctuate, which means that the shareholder could lose money.

Interest rate risk. Interest rates will rise and fall over time. During periods when interest rates are low, a fund’s yield and total return also may be low. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity risk. A particular investment may be difficult to purchase or sell. The funds may be unable to sell a security at an advantageous time or price.

Prepayment and extension risk. The funds investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Foreign investment risk. The funds’ investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

 65

 Schwab Bond Funds

Financial Notes (continued)

3. Risk Factors (continued):

Derivatives risk. The funds use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the funds.

Securities lending risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or “the investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to each fund, CSIM is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Schwab	Schwab	Schwab		Schwab
	Short-Term Bond	Premier	Total Bond	Schwab	Inflation
Average Daily Net Assets	Market Fund	Income Fund	Market Fund	GNMA Fund	Protected Fund

First $500 million	0.30%	0.30%	0.30%	0.30%	0.30%
Over $500 million	0.22%	0.22%	0.22%	0.22%	0.22%

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds) and the funds will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service provider. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payments received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation”) the total annual fund operating expenses, excluding interest, taxes and certain non-routine expenses for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees. The expense limitation as a percentage of average daily net assets is as follows:

Schwab	Schwab	Schwab		Schwab
Short-Term Bond	Premier	Total Bond	Schwab	Inflation
Market Fund	Income Fund	Market Fund	GNMA Fund	Protected Fund

0.55%	0.63%	0.55%	0.55%	0.50%

For the Schwab Total Bond Market Fund, the Legal fees and expenses related to the class action discussed in Financial Note Item 10 were non-routine expenses, however, the adviser agreed to include these legal fees and expenses within the cap for this reporting period, subject to reimbursement by the fund to the extent the fund is reimbursed, in whole or in part, by its insurance carrier for these legal fees and expenses. To the extent that the fund was not reimbursed for these legal fees and expenses by its insurance carrier, the adviser continued to include these legal fees and expenses within the expense cap. To the extent that these legal fees and expenses caused the fund’s total annual operating expenses to exceed the expense cap, the fund has been reimbursed by the adviser.

66

 Schwab Bond Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

For the period ended August 31, 2010 the fund incurred $256,552 in legal expenses related to the class action noted above of which $231,703 was waived subject to recoupment in accordance with the provisions noted above. From the commencement of the class action lawsuit through August 31, 2010 the fund has incurred a total of $1,054,454 in legal expense of which $1,004,948 is subject to recoupment in accordance with the provisions noted above.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of each fund in this report owned by other Schwab Funds as of August 31, 2010.

	Schwab	Schwab	Schwab	Schwab
	Short-Term Bond	Premier	Total Bond	Inflation
	Market Fund	Income Fund	Market Fund	Protected Fund

Schwab MarketTrack Growth Portfolio	—%	—%	9.5%	—%
Schwab MarketTrack Balanced Portfolio	—%	—%	16.3%	—%
Schwab MarketTrack Conservative Portfolio	—%	—%	11.0%	—%
Schwab MarketTrack Growth Portfolio II	—%	—%	0.6%	—%
Schwab Target 2010 Fund	3.3%	0.9%	1.5%	1.1%
Schwab Target 2015 Fund	0.9%	0.2%	0.6%	0.5%
Schwab Target 2020 Fund	2.1%	1.0%	4.4%	2.7%
Schwab Target 2025 Fund	—%	0.2%	0.9%	0.5%
Schwab Target 2030 Fund	—%	0.6%	3.5%	1.6%
Schwab Target 2035 Fund	—%	0.1%	0.4%	0.2%
Schwab Target 2040 Fund	—%	0.5%	1.3%	0.5%
Schwab Monthly Income Fund — Moderate Payout	0.8%	0.9%	0.4%	—%
Schwab Monthly Income Fund — Enhanced Payout	3.5%	4.8%	2.0%	—%
Schwab Monthly Income Fund — Maximum Payout	3.9%	5.1%	2.0%	—%
Schwab Balanced Fund	—%	—%	3.3%	—%

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the year ended August 31, 2010, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Short-Term Bond Market Fund	$—
Schwab Premier Income Fund	2,064,252
Schwab Total Bond Market Fund	2,064,252
Schwab GNMA Fund	—
Schwab Inflation Protected Fund	—

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

 67

 Schwab Bond Funds

Financial Notes (continued)

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds covered in this report have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. (excluding Schwab Total Bond Market Fund) and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit for the funds during the period. However, the funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2010, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Long-Term
	U.S. Government	Purchases of Other	Total Purchases of
	Securities Transactions*	Long-Term Securities	Long-Term Securities

Schwab Short-Term Bond Market Fund	$359,527,391	$75,004,982	$434,532,373
Schwab Premier Income Fund	533,924,658	293,252,700	827,177,358
Schwab Total Bond Market Fund	1,177,758,428	252,063,579	1,429,822,007
Schwab GNMA Fund	1,483,638,249	—	1,483,638,249
Schwab Inflation Protected Fund	174,339,646	—	174,339,646

	Sales/Maturities of
	Long-Term U.S. Government	Sales/Maturities of	Total Sales/Maturities of
	Securities Transactions*	Other Long-Term Securities	Long-Term Securities

Schwab Short-Term Bond Market Fund	$354,932,278	$87,553,061	$442,485,339
Schwab Premier Income Fund	438,901,243	202,692,137	641,593,380
Schwab Total Bond Market Fund	1,166,787,537	268,965,067	1,435,752,604
Schwab GNMA Fund	1,143,332,292	—	1,143,332,292
Schwab Inflation Protected Fund	265,963,205	—	265,963,205

*	Includes securities guaranteed by U.S. Government Agencies.

8. Redemption Fee:

The Premier Income Fund may impose a short-term redemption fee on any fund shares that are redeemed or exchanged by a shareholder within a specified number of days of the purchase date. The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are $14,618 and $7,354, respectively.

68

 Schwab Bond Funds

Financial Notes (continued)

9. Federal Income Taxes:

As of August 31, 2010, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab		Schwab
	Short-Term Bond	Premier	Total Bond	Schwab	Inflation
	Market Fund	Income Fund	Market Fund	GNMA Fund	Protected Fund

Undistributed ordinary income	$114,292	$728,151	$598,242	$2,357,021	$3,013,487
Undistributed long-term capital gains	—	—	—	6,058	—
Unrealized appreciation	7,888,204	19,024,750	56,614,272	16,890,807	14,837,524
Unrealized depreciation	(9,886)	(3,188,803)	(218,911)	(119,285)	(7,596)

Net unrealized appreciation/ (depreciation)	7,878,318	15,835,947	56,395,361	16,771,522	14,829,928

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2010, the following funds had capital loss carry forwards available to offset future net capital gains before the expiration dates:

	Schwab	Schwab	Schwab		Schwab
	Short-Term Bond	Premier	Total Bond	Schwab	Inflation
Expiration Date	Market Fund	Income Fund	Market Fund	GNMA Fund	Protected Fund

August 31, 2014	$5,711,125	$—	$3,579,624	$—	$—
August 31, 2015	8,715,595	—	11,929,634	—	—
August 31, 2016	2,401,090	—	5,729,394	—	—
August 31, 2017	30,633,553	1,954,931	106,929,838	—	2,614,015
August 31, 2018	15,464,000	—	33,497,705	—	—

Total	$62,925,363	$1,954,931	$161,666,195	$—	$2,614,015

For tax purposes, net realized capital losses occurring after October 31, may be deferred and treated as occurring on the first day of following fiscal year. As of August 31, 2010, capital losses utilized and capital losses deferred for each fund were as follows:

	Schwab	Schwab	Schwab		Schwab
	Short-Term Bond	Premier	Total Bond	Schwab	Inflation
	Market Fund	Income Fund	Market Fund	GNMA Fund	Protected Fund

Deferred capital losses	$—	$—	$—	$322,843	$—
Capital losses utilized	—	2,892,132	—	874,022	840,660

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab		Schwab
	Short-Term Bond	Premier	Total Bond	Schwab	Inflation
	Market Fund	Income Fund	Market Fund	GNMA Fund	Protected Fund

Current period distributions
Ordinary income	$4,899,461	$18,843,689	$31,723,102	$14,494,193	$2,711,720
Long-term capital gains	—	—	—	—	—
Return of capital	—	—	—	—	—
Prior period distributions
Ordinary income	$9,142,674	$15,753,613	$42,722,105	$6,782,627	$1,625,112
Long-term capital gains	—	—	—	—	804,301
Return of capital	—	—	—	—	1,501,717

 69

 Schwab Bond Funds

Financial Notes (continued)

9. Federal Income Taxes (continued):

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2010, the funds made the following reclassifications:

	Schwab	Schwab	Schwab		Schwab
	Short-Term Bond	Premier	Total Bond	Schwab	Inflation
	Market Fund	Income Fund	Market Fund	GNMA Fund	Protected Fund

Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	—	1,207,871	1,784,884	3,304,902	—
Net realized capital gains and losses	—	(1,207,871)	(1,784,884)	(3,304,902)	—

As of August 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2010, the funds did not incur any interest or penalties. The Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005. The Schwab Inflation Protected Fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2006. The Schwab Premier Income Fund is not subject to examination by U.S. federal and state tax authorities for tax years before 2007.

10. Other:

On August 28, 2008, a class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the Schwab Total Bond Market Fund. The lawsuit, which alleged violations of state law and federal securities law in connection with the fund’s investment policy, named the trust, the fund, CSIM and Charles Schwab & Co., Inc. (“Schwab”) as defendants. Allegations included that the fund deviated from its benchmark and improperly invested more than 25% of fund assets in collateralized mortgage obligations (CMOs) and mortgage-backed securities without obtaining a shareholder vote. A first amended complaint filed on March 2, 2009, named the trust and CSIM as defendants and added a claim for violation of California Business and Professions Code Sec. 17200. On April 27, 2009, the court issued a stay of proceedings while defendants appealed the court’s February 19, 2009 decision refusing to dismiss plaintiffs’ federal securities law claim. A hearing on the appeal was held on April 12, 2010, before the U.S. Court of Appeals for the Ninth Circuit. On August 12, 2010, the Ninth Circuit ruled in favor of the defendants and dismissed plaintiffs’ federal securities law claim. On September 28, 2010, plaintiffs filed a second amended complaint alleging state law claims asserted in the prior complaint; plaintiffs did not, however, reassert claims for violations of federal securities law or California Business and Professions Code Sec. 17200. This complaint names the trust, CSIM and current and former trustees and officers of the fund as defendants. Plaintiffs seek unspecified compensatory and rescission damages, disgorgement of fees, injunctive relief, and attorneys’ fees and costs.

On September 3, 2010, a second class action lawsuit was filed in the U.S. District Court for the Northern District of California on behalf of investors in the fund. The lawsuit, which alleges violations of California Business and Professions Code Sec. 17200 in connection with the fund’s deviation from of its benchmark and concentration in mortgage-backed securities, names the trust, CSIM and Schwab as defendants, and seeks restitution and disgorgement of management or other fees.

70

 Schwab Bond Funds

Financial Notes (continued)

10. Other (continued):

The SEC Wells notice received by the trust on October 14, 2009, concerning the Schwab YieldPlus Fund, also provided notice of the SEC staff’s intention to recommend the inclusion of additional charges against the trust and CSIM for possible violations of the securities laws with respect to the Total Bond Market Fund. The Trust has responded to the SEC Wells notice to explain why the proposed charges regarding the Total Bond Market Fund are unwarranted, and has also addressed the proposed charges in the discussions with SEC staff.

At this time the fund is unable to estimate whether it will incur a liability or the range of any such liability in these matters; however, any liability incurred could exceed the limits of applicable insurance policies.

11. Subsequent Events

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

 71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Short-Term Bond Market Fund
Schwab Premier Income Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short-Term Bond Market Fund, Schwab Premier Income Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund and Schwab Inflation Protected Fund (five of the portfolios constituting Schwab Investments, hereafter referred to as the “Funds”) at August 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 19, 2010

72

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to existing funds in the Trust, including Schwab Short-Term Bond Market Fund, Schwab Premier Income Fund, Schwab Total Bond Market Fund, Schwab GNMA Fund and Schwab Inflation Protected Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 3, 2010. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition

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of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1990.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

 75

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1990.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1990.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

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 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

 77

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

average rate The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

certificate of participation A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. See chart below.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

discount rate The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

dividend Money from earnings that is distributed to shareholders as a given amount per share.

duration A measure of a bond’s sensitivity to interest rates. Calculations of duration generally take into account the investment’s yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment’s price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

Credit Ratings

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

78

effective maturity Takes into account maturity shortening features, such as the interest rate reset date or demand features, instead of the final maturity date.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

final maturity The date on which the principal amount must be paid.

general obligation bonds Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity-enhanced security A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

market risk Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”’

maturity (see also “effective maturity” and “final maturity”) The date a bond is scheduled to be “retired” and its principal amount returned to the bond holders. Maturity of Investments will generally be determined using portfolio securities’ final maturity dates. However, for certain securities, maturity will be determined using securities’ effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable-rate or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities (as used in determining Weighted Average Maturity) are determined on an “expected life” basis by the investment adviser. Additional information relating to maturity is contained in the Schwab Bond Funds’ Statement of additional information.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

muni, municipal bonds, municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue bonds Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

weighted average credit quality The asset-weighted overall credit quality for a bond portfolio. Charles Schwab Investment Management, Inc. (CSIM) calculates this characteristic. The fund itself has not been rated by an independent credit rating agency. The calculation excludes unrated securities, derivatives and short-term securities. Weighted average credit quality is subject to change over time.

weighted average duration Expresses the measureable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

weighted average maturity For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

 79

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

At The Charles Schwab Corporation and its affiliates and subsidiaries (“Schwab,” “us,” or “we”), we’re committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect, how we use and share that information, and your ability to limit certain information sharing. This Privacy Notice applies to customers; retirement, other employee benefit, or stock option plan participants (“participants” includes beneficiaries under the plan and certain other employees); and other consumers with whom we have a relationship, as well as to former customers and participants. Throughout this Privacy Notice (for the purposes of this Privacy Notice only), “customers” includes retirement plan participants and other consumers with whom we have a relationship, unless specifically noted otherwise. The information we collect and how we may use it may vary depending upon the product, service, or Schwab affiliate involved. For example, Schwab may have an agreement or policy with investment advisors, employers, or plan sponsors that further limits the sharing of your personal information.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account, enroll in one of our services, or participate in a Schwab promotion. We may also receive personal information from your employer or retirement or other employee benefit plan sponsor where Schwab has been hired to provide services to your company’s benefit, stock option, or similar plan. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity, employment, or creditworthiness, or to better understand your financial needs. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments, and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions, and history. This information allows us to administer your account and provide the services you or your employer or plan sponsor have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on the Schwab website(s) you use.

How We Share and Use Your Information

We may share your information with outside companies and other third parties in certain circumstances, including:

•	To help us process transactions for your account;

•	When we use other companies to provide services for us, such as printing and mailing your account statements;

•	When we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

Certain Schwab affiliates and subsidiaries may also enter into a joint-marketing agreement with another financial institution in order to provide you with a Schwab-branded financial product or service.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected, and is accessed only by authorized individuals who are trained regarding Schwab’s privacy and information safeguarding practices. Schwab maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. To learn more about our security measures and the measures you need to take, please click the Privacy link on the Schwab website(s) you use.

Contact Us

To change your privacy preferences, provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

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Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR13655-13

Annual report dated August 31, 2010 enclosed.

Schwab YieldPlus Fund®

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Schwab YieldPlus Fund®

Annual Report
August 31, 2010

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab YieldPlus Fund® (Ticker Symbol: SWYSX)	1.38%

Barclays Capital U.S. Short Treasury: 9-12 Months Index[1]	0.76%
Fund Category: Morningstar Ultrashort Bond	3.16%

Performance Details	pages 6-7

Minimum Initial Investment[2]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	While the fund may invest in debt instruments that are subject to credit risk (please see the discussion of credit risk in the principal risk section of the prospectus), the Barclays Capital U.S. Short Treasury 9-12 Months Index includes only U.S. Treasury securities. U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the United States and are, therefore, considered free of credit risk.

[2]	Please see prospectus for further detail and eligibility requirements.

2 Schwab YieldPlus Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

Dear Shareholder,

We are pleased to provide you with this annual report to shareholders for the Schwab YieldPlus Fund®. The content covers the 12-month period ending August 31, 2010, and includes information about the performance and management of the fund.

After two years of substantial underperformance, for this reporting period, the Schwab YieldPlus Fund outperformed its comparative index. For additional information about the performance of the fund, please refer to the managers’ discussion on the following pages of this report.

While exposure to bond funds can be an important component of a diversified portfolio, there are also inherent risks. A key risk in today’s markets is interest rate risk and the inverse relationship between interest rates and bond prices. During the period under review, interest rates fell to all-time lows, resulting in an increase in the price of bonds. Conversely, interest rate increases would likely cause bond prices to fall, which could cause a decrease in the value of the funds.

At Schwab, we encourage our investors to periodically review their portfolios, and when needed, make changes so that they are consistent with their tolerance for risk and aligned with their investment goals. If you have any questions about the Schwab YieldPlus Fund® or other Schwab funds, we are always available at 1-800-435-4000, and additional resources may be found on schwab.com.

Thank you for investing with us.

Sincerely,

Schwab YieldPlus Fund 3

The Investment Environment

The bond market posted solid returns for the 12-month reporting period amid challenging economic conditions marked by slow economic growth, high unemployment, and a weak housing market. Fixed income securities performed well in this environment, with yields dropping substantially during the period. Events such as the European sovereign debt crisis and volatile equity markets contributed to investor uncertainty, resulting in a shift towards bonds. The Federal Reserve (the Fed) continued its efforts to combat unemployment, encourage lending, and boost spending by holding interest rates near zero. Additional policy actions by the Fed included security purchases of U.S. Treasury and Agency bonds, as well as mortgage-backed securities (MBS). The Fed ended its announced program for purchasing MBS at the end of March 2010, and its purchases totaled approximately $1.25 trillion.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and housing continued to be weak. GDP growth, the output of goods and services produced by labor and property located in the United States, declined from 3.7% in the first quarter of 2010 to 1.7% in the second quarter. Existing home sales declined during the period, dropping from a high of 6.49 million units in November 2009 to a low of 3.84 million units in July 2010. Unemployment remained elevated throughout the period, ranging from 9.5% to 10.1%.

The Fed’s monetary policy influenced the level of short-term yields and returns, which remained low during the period. For example, U.S. Treasury securities maturing in one to three years returned 2.7%. In contrast, long-term U.S. Treasury securities maturing in 20 or more years returned 16.9%. Much of this return occurred in the second half of the period as slow economic growth, falling inflation, and a flight-to-quality led investors to favor long-term Treasury securities.

Other sectors of the taxable bond market also experienced solid performance during the period. Lower-rated bonds outperformed higher-rated bonds. The Barclay’s Capital U.S. Aggregate Bond Index, which measures performance among the major investment grade sectors of the bond market, returned 9.2%. Among the rating categories within that index, those securities with the highest ratings of AAA returned 7.8%, while those in the lowest investment grade rating category of BBB returned 16.0%. The Barclay’s Capital High Yield Index of corporate bonds generated a total return of 21.5% during the period. Both investment grade and high-yield corporate bonds performed well as investors were attracted to stable corporate fundamentals and the additional yield that the sector offered relative to U.S. Treasury securities.

The commercial mortgage-backed securities (CMBS) sector outperformed other benchmark sectors, including U.S. Treasury securities, despite negative headlines about commercial real estate. CMBS yield spreads were the widest relative to U.S. Treasury securities at the beginning of the period and experienced the largest narrowing relative to U.S. Treasuries by the end of the period. The result was a return of 23.3% for the period, as measured by the Barclay’s Capital CMBS Index.

 Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Yields, or interest rates, represent the cost of borrowing money. Rapid economic growth, waning investor interest in bonds, an increase in the issuance of bonds, or the expectation of higher inflation can drive rates up, while the opposite conditions can push rates down.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab YieldPlus Fund

Fund Management

Matthew Hastings, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

Steven Hung, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

Alfonso Portillo, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 2007 and has worked in fixed-income and asset management since 1996.

Steven Chan, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the fund. He joined the firm in 1996 and has been performing portfolio analytics and operational support since 2004 prior to moving to his current role in 2007.

Schwab YieldPlus Fund 5

Schwab YieldPlus Fund®

The Schwab YieldPlus Fund seeks high current income with minimal changes in share price. The fund returned 1.38% for the 12-month period that ended August 31, 2010, while its comparative index, the Barclays Capital U.S. Short Treasury: 9-12 Months Index returned 0.76%. The combination of price appreciation due to decreasing yields and interest income produced a positive total return for the fund and the index.

During the period, the fund maintained an underweight position in U.S. Treasuries relative to the index. For example, the fund held 36% of its net assets in U.S. Treasury securities at the end of the report period. The fund allocated the balance of its assets to other sectors that offered higher yields than those available from U.S. Treasuries, which led to the fund’s outperformance relative to the index. These included allocations to the U.S. Agency sector and both investment grade and high-yield corporate bonds. Throughout the period, the fund maintained a high level of liquidity to meet ongoing fund redemptions.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

U.S. Government and Government Agencies	41.9%
Corporate Bonds	33.9%
Commercial Paper & Other Corporate Obligations	24.1%
Other Investment Companies	0.1%

By Credit Quality [2]

AAA	66.0%
AA	10.7%
A	7.7%
BBB	13.5%
BB	1.5%
B	0.5%
Short-Term Ratings	0.1%

By Maturity[3]

0-6 months	44.4%
7-18 months	55.1%
19-30 months	0.5%

Weighted Average Maturity[3]	0.6 yr
Weighted Average Effective Duration	0.6 yr

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	As shown in the Portfolio Holdings, see Glossary for definition of maturity.

6 Schwab YieldPlus Fund

 Schwab YieldPlus Fund®

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2000 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1,8

 Average Annual Total Returns1,2,3,8

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab YieldPlus Fund® (10/1/99)	1.38%	-9.26%	-3.00%
Barclays Capital U.S. Short Treasury: 9-12 Months Index [4]	0.76%	3.42%	3.32%
Fund Category: Morningstar Ultrashort Bond	3.16%	2.34%	2.87%

Fund Expense Ratios5: Net 0.44%; Gross 3.48%

 Style Assessment6

 Yields1

30-Day SEC Yield[3]	0.44%

30-Day SEC Yield–No Waiver[7]	0.05%

12-Month Distribution Yield[3]	0.96%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	While the fund may invest in debt instruments that are subject to credit risk (please see the discussion of credit risk in the principal risk section of the prospectus), the Barclays Capital U.S. Short Treasury: 9-12 Months Index includes only U.S. Treasury securities. U.S. Treasury securities are direct obligations of the U.S. government and are backed by the full faith and credit of the United States and are, therefore, considered free of credit risk.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. Fund Expense Ratios include acquired fund fees and expenses (AFFE) of 0.01% in connection with the fund’s investment in the State Street Institutional Liquid Reserves Fund. Schwab and the investment adviser have agreed to advance the fund certain litigation expenses to the extent necessary to maintain these expense limitations (excluding amounts paid in connection with judgments and settlements) in connection with certain legal matters. These advances are subject to repayment by the fund to Schwab and the investment adviser to the extent the litigation expenses are subsequently paid or reimbursed to the fund by its insurance carriers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[6]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[7]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[8]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab YieldPlus Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2010 and held through August 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/01/10	at 8/31/10	3/01/10–8/31/10

Schwab YieldPlus Fund®
Actual Return	0.43%	$1,000	$1,002.20	$2.17
Hypothetical 5% Return	0.43%	$1,000	$1,023.04	$2.19

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

8 Schwab YieldPlus Fund

Schwab YieldPlus Fund®

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09[1]	8/31/08	8/31/07	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	4.81	6.19	9.41	9.66	9.68

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.23	0.40	0.52	0.46
Net realized and unrealized gains (losses)	0.02	(1.38)	(3.20)	(0.24)	(0.02)

Total from investment operations	0.07	(1.15)	(2.80)	0.28	0.44
Less distributions:
Distributions from net investment income	(0.05)	(0.23)	(0.42)	(0.53)	(0.46)

Net asset value at end of period	4.83	4.81	6.19	9.41	9.66

Total return (%)	1.38	(18.72)	(30.67)	2.85	4.69

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.43	0.43	0.42	0.43	0.43
Gross operating expenses	25.92 [2]	3.34 [3]	0.44	0.43	0.43
Net investment income (loss)	0.97	4.50	5.47	5.42	4.80
Portfolio turnover rate	104	81	83	188	54
Net assets, end of period ($ x 1,000,000)	159	219	350	9,552	7,319

1 Effective on August 10, 2009 all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 The ratio of gross operating expenses would have been 0.69%, if certain non-routine expenses (litigation fees) had not been incurred.
3 The ratio of gross operating expenses would have been 0.54%, if certain non-routine expenses (litigation fees) had not been incurred.

See financial notes 9

 Schwab YieldPlus Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued) and the maturity date shown is the stated legal maturity. For variable-rate obligations, the rate shown is the rate as of the report date, and the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity.

			Cost	Value
Holdings by Category			($)	($)

41.9%		U.S. Government and Government Agencies	66,370,727	66,770,454
34.0%		Corporate Bonds	54,005,745	54,115,171
0.1%		Other Investment Company	165,433	165,433
24.2%		Short-Term Investments	38,472,408	38,478,466

100.2%		Total Investments	159,014,313	159,529,524
(0	.2)%	Other Assets and Liabilities, Net		(329,677)

100.0%		Net Assets		159,199,847

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

U.S. Government and Government Agencies 41.9% of net assets

U.S. Government Agency Guaranteed 3.2%
Regions Bank, (FDIC Insured)
3.25%, 12/09/11 (d)	5,000,000	5,177,305

U.S. Government Agency Securities 22.1%
Fannie Mae
0.88%, 01/12/12	10,000,000	10,053,690
1.00%, 11/23/11	10,000,000	10,076,730
Federal Home Loan Bank
0.80%, 05/06/11	15,000,000	15,063,585

		35,194,005

U.S. Treasury Obligations 16.6%
U.S. Treasury Notes
4.88%, 07/31/11	6,000,000	6,251,484
1.13%, 06/30/11	20,000,000	20,147,660

		26,399,144

Total U.S. Government and Government Agencies
(Cost $66,370,727)		66,770,454

Corporate Bonds 34.0% of net assets

Finance 19.0%

Banking 14.5%
Australia & New Zealand Banking Group Ltd.
0.82%, 10/21/10, 10/21/11 (a)(c)	3,500,000	3,512,460
Capital One Financial Corp.
5.70%, 09/15/11	1,000,000	1,041,343
Deutsche Bank AG
0.82%, 10/19/10, 01/19/12 (a)	2,000,000	1,988,324
Goldman Sachs Group, Inc.
0.93%, 10/07/10, 10/07/11 (a)	2,000,000	1,997,908
HSBC Bank PLC
1.05%, 11/12/10, 08/12/13 (a)(c)	1,500,000	1,499,457
Morgan Stanley
6.75%, 04/15/11 (b)	1,500,000	1,555,896
2.88%, 11/15/10, 05/14/13 (a)	500,000	505,488
Santander Holdings USA, Inc.
4.80%, 09/01/10	2,000,000	2,000,000
Svenska Handelsbanken AB
1.54%, 09/14/10, 09/14/12 (a)(c)	4,000,000	4,018,456
UBS Preferred Funding Trust I
8.62%, 10/01/10, 10/29/49 (a)(b)	1,000,000	1,002,078
Westpac Banking Corp.
0.82%, 10/21/10, 10/21/11 (a)(c)	4,000,000	3,999,008

		23,120,418

Finance Company 2.0%
HSBC Finance Corp.
5.70%, 06/01/11	1,090,000	1,127,591
International Lease Finance Corp.
5.63%, 09/15/10	750,000	753,750
SLM Corp.
0.74%, 09/15/10, 03/15/11 (a)	1,250,000	1,237,942

		3,119,283

Insurance 1.2%
Metropolitan Life Global Funding I
1.03%, 10/12/10, 04/10/12 (a)(c)	2,000,000	2,000,008

Real Estate Investment Trust 1.3%
Westfield Capital Corp Ltd.
4.38%, 11/15/10 (b)(c)	2,000,000	2,014,316

		30,254,025

Industrial 9.8%

Communications 3.0%
Telecom Italia Capital S.A.
6.20%, 07/18/11 (b)	1,150,000	1,194,114
Telefonica Europe BV
7.75%, 09/15/10 (b)	1,500,000	1,502,370
Vodafone Group plc
0.88%, 09/15/10, 06/15/11 (a)	2,000,000	2,003,674

		4,700,158

Consumer Cyclical 1.7%
PACCAR Financial Corp.
0.75%, 09/07/10, 04/05/13 (a)	2,000,000	2,004,106
Royal Caribbean Cruises Ltd.
8.75%, 02/02/11	750,000	768,750

		2,772,856

10 See financial notes

 Schwab YieldPlus Fund

Portfolio Holdings continued

	Face
Security	Amount	Value
Rate, Maturity Dates*	($)	($)

Consumer Non-Cyclical 3.3%
Anheuser-Busch InBev Worldwide, Inc.
1.27%, 09/26/10, 03/26/13 (a)	1,250,000	1,251,883
Heinz (H.J.) Finance Co.
6.63%, 07/15/11 (b)	1,000,000	1,049,013
Molson Coors Capital Finance ULC
4.85%, 09/22/10 (b)	825,000	826,972
Reynolds American, Inc.
1.24%, 09/15/10, 06/15/11 (a)(b)	1,000,000	1,001,883
The Kroger Co.
6.80%, 04/01/11 (b)	1,124,000	1,162,622

		5,292,373

Technology 1.3%
International Business Machines Corp.
0.48%, 11/04/10, 11/04/11 (a)	2,000,000	2,003,412

Transportation 0.5%
Delta Air Lines, Inc.
7.57%, 11/18/10 (b)	750,000	757,500

		15,526,299

Utilities 5.2%

Electric 4.3%
Columbus Southern Power Co.
0.94%, 09/16/10, 03/16/12 (a)	500,000	500,602
Dominion Resources, Inc.
4.75%, 12/15/10 (b)	1,000,000	1,011,938
Georgia Power Co.
0.86%, 09/15/10, 03/15/13 (a)(b)	500,000	500,495
Nisource Finance Corp.
7.88%, 11/15/10 (b)	1,400,000	1,417,958
Southern Co.
0.92%, 10/21/10, 10/21/11 (a)	3,500,000	3,514,962

		6,945,955

Natural Gas 0.9%
Kinder Morgan Finance
5.35%, 01/05/11 (b)	500,000	508,750
Williams Cos., Inc.
2.53%, 10/01/10 (a)(c)	880,000	880,142

		1,388,892

		8,334,847

Total Corporate Bonds
(Cost $54,005,745)		54,115,171

	Number	Value
Security	of Shares	($)

Other Investment Company 0.1% of net assets

Money Fund 0.1%
State Street Institutional Liquid Reserves Fund - Institutional Class	165,433	165,433

Total Other Investment Company
(Cost $165,433)		165,433

	Face
Issuer	Amount	Value
Rate, Maturity Date*	($)	($)

Short-Term Investments 24.2% of net assets

U.S. Government Agency Security 3.2%
Fannie Mae
0.00%, 12/22/10 (e)	5,000,000	4,997,820

U.S. Treasury Obligations 21.0%
U.S. Treasury Bills
0.14%, 10/21/10	5,000,000	4,999,066
0.20%, 12/23/10	12,000,000	11,994,840
0.20%, 03/10/11	14,000,000	13,987,442
0.24%, 10/14/10	2,500,000	2,499,298

		33,480,646

Total Short-Term Investments
(Cost $38,472,408)		38,478,466

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $159,014,313, and the unrealized appreciation and depreciation were $541,682 and ($26,471), respectively, with a net unrealized appreciation of $515,211.

*	For variable-rate obligations the first maturity date shown is the next interest rate change date. The second maturity date shown is the final legal maturity. See Glossary for definition of maturity.
(a)	Variable-rate security.
(b)	Callable security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $17,923,847 or 11.3% of net assets.
(d)	This debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program, and the FDIC has stated that this debt is backed by the full faith and credit of the United States.
(e)	Zero Coupon Bond.

See financial notes 11

 Schwab YieldPlus Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $159,014,313)		$159,529,524
Receivables:
Interest		629,743
Fund shares sold		2,939
Prepaid expenses	+	10,538

Total assets		160,172,744

Liabilities

Payables:
Investment adviser and administrator fees		368,582
Shareholder services fees		5,418
Legal fees		322,943
Fund shares redeemed		177,336
Distributions to shareholders		21,886
Trustees’ fees		1,122
Accrued expenses	+	75,610

Total liabilities		972,897

Net Assets

Total assets		160,172,744
Total liabilities	−	972,897

Net assets		$159,199,847

Net Assets by Source
Capital received from investors		1,931,709,852
Net realized capital losses		(1,773,025,216)
Net unrealized capital gains		515,211

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$159,199,847		32,935,252		$4.83

12 See financial notes

 Schwab YieldPlus Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest		$2,586,273
Dividends	+	36,993

Total investment income		2,623,266

Expenses

Investment adviser and administrator fees		561,413
Shareholder service fees		456,506
Legal fees*		47,210,176
Shareholder reports		65,644
Registration fees		46,704
Trustees’ fees		45,874
Portfolio accounting fees		45,650
Professional fees		33,311
Transfer agent fees		26,781
Custodian fees		2,540
Interest expense		32
Other expenses	+	13,843

Total expenses		48,508,474
Expense reduction by adviser and Schwab**	−	47,696,574
Custody credits	−	56

Net expenses	−	811,844

Net investment income		1,811,422

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(7,068,204)
Net unrealized gains on investments	+	7,942,660

Net realized and unrealized gains		874,456

Increase in net assets resulting from operations		$2,685,878

*	Includes legal fees and expenses and the proposed settlement incurred by the fund in connection with the litigation matter discussed in items 4 and 9 of the Financial Notes.
**	Includes legal fees and expenses and the proposed settlement already reimbursed to the adviser as discussed in items 4 and 9 of the Financial Notes.

See financial notes 13

 Schwab YieldPlus Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09 -8/31/10			9/1/08 -8/31/09
Net investment income		$1,811,422	$13,159,910
Net realized losses		(7,068,204)	(123,186,786)
Net unrealized gains	+	7,942,660	40,408,350

Increase (decrease) in net assets from operations		2,685,878	(69,618,526)

Distributions to shareholders[1]

Distribution from net investment income
Investor Shares		—	3,804,404
Select Shares	+	1,811,422	9,361,553

Total distributions from net investment income		$1,811,422	$13,165,957

Transactions in Fund Shares1

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		—	$—	377,912	$1,998,785
Select Shares	+	3,342,168	16,185,842	16,621,097	80,200,399

Total shares sold		3,342,168	$16,185,842	16,999,009	$82,199,184

Shares Reinvested
Investor Shares		—	$—	605,875	$3,178,810
Select Shares	+	287,962	1,393,120	1,309,848	6,897,683

Total shares reinvested		287,962	$1,393,120	1,915,723	$10,076,493

Shares Redeemed
Investor Shares		—	$—	(22,483,319)	($113,277,904)
Select Shares	+	(16,158,205)	(78,094,993)	(29,034,151)	(161,106,266)

Total shares redeemed		(16,158,205)	($78,094,993)	(51,517,470)	($274,384,170)

Net transactions in fund shares		(12,528,075)	($60,516,031)	(32,602,738)	($182,108,493)

Shares Outstanding and Net Assets

		9/1/09 -8/31/10		9/1/08 -8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		45,463,327	$218,841,422	78,066,065	$483,734,398
Total decrease	+	(12,528,075)	(59,641,575)	(32,602,738)	(264,892,976)

End of period		32,935,252	$159,199,847	45,463,327	$218,841,422

[1]	Effective August 10, 2009, all outstanding Investor Shares (14,159,927 shares valued at $67,442,318) were converted into Select Shares.

14 See financial notes

 Schwab YieldPlus Fund

Financial Notes

1. Business Structure of the Fund:

Schwab YieldPlus Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)	Schwab Tax-Free Bond Fund
Schwab YieldPlus Fund	Schwab California Tax-Free Bond Fund
Schwab Short-Term Bond Market Fund	Schwab Tax-Free YieldPlus Fund
Schwab Premier Income Fund	Schwab California Tax-Free YieldPlus Fund
Schwab Total Bond Market Fund	Schwab 1000 Index Fund
Schwab GNMA Fund	Schwab Global Real Estate Fund
Schwab Inflation Protected Fund

Schwab YieldPlus Fund offers one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Futures Contracts: valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values as determined by the underlying fund in accordance with the 1940 Act for a given day.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

 Schwab YieldPlus Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such investments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of August 31, 2010:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

U.S. Government and Government Agencies(a)	$—	$66,770,454	$—	$66,770,454
Corporate Bonds(a)	—	53,357,671	—	53,357,671
Industrial
Transportation	—	—	757,500	757,500
Other Investment Company(a)	165,433	—	—	165,433
Short-Term Investments(a)	—	38,478,466	—	38,478,466

Total	$165,433	$158,606,591	$757,500	$159,529,524

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

 Schwab YieldPlus Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Asset Valuation Inputs

	Balance			Change in				Balance
	as of	Accrued	Realized	Unrealized	Net	Gross	Gross	as of
	August 31,	Discounts	Gain	Appreciation	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2009	(Premiums)	(Loss)	(Depreciation)	(Sales)	In	Out	2010

Asset-Backed Obligations	$11,383,000	$15	($7,999,880)	$8,616,865	($12,000,000)	$—	$—	$—
Corporate Bonds
Industrial	1,500,000	(3,463)	16,665	(28,427)	(727,275)	—	—	757,000

	$12,883,000	($3,448)	($7,983,215)	$8,588,438	($12,727,275)	$—	$—	$757,000

All net realized and change in unrealized gains (losses) in the table above are reflected in the accompanying statements of operations changes in net unrealized gains (losses) for Level 3 investment held by the fund at August 31, 2010 are ($11,642).

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the period ended August 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended August 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

(b) Portfolio Investments:

TBAs: The fund may enter into “TBA” (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.

Repurchase Agreements: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements are fully collateralized by cash, U.S. government securities, U.S. government agency securities or other securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase or sale price under the agreement.

Delayed-delivery: The fund may buy securities on a delayed-delivery basis. In these transactions, the fund agrees to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, the fund could end up paying more for the security than its market value at the time of settlement. The fund has set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

 Schwab YieldPlus Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(d) Investment Income:

Interest income is recorded as it accrues. If the fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income, if any, every day it is open for business. These distributions, which are substantially equal to the fund’s net investment income for that day, are paid out to shareholders once a month. The fund makes distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the fund receives a credit for its uninvested cash balance to offset its custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the fund’s operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to the fund to be remote.

3. Risk Factors:

The fund primarily invests in investment-grade bonds (high and certain medium quality, AAA to BBB- or the unrated equivalent as determined by the investment adviser). These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Market risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a shareholder’s investment in the fund will fluctuate, which means that the shareholder could lose money.

Management risk. As with all actively managed funds, the strategies of the fund’s investment adviser may not achieve their desired results. Poor stock selection or a focus on securities in a particular sector may cause the fund to underperform its benchmark or other funds with a similar investment objective.

 Schwab YieldPlus Fund

Financial Notes (continued)

3. Risk Factors (continued):

Interest rate risk. Interest rates will rise and fall over time. During periods when interest rates are low, the fund’s yield and total return also may be low. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and extension risk. The fund’s investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Foreign investment risk. The fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Derivatives risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average Daily Net Assets

First $500 million	0.30%
Over $500 million	0.22%

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholder of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

 Schwab YieldPlus Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit total annual fund operating expenses to 0.43%, excluding interest, taxes and certain non-routine expenses for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

The legal fees and proposed settlements related to the litigation matters discussed in Financial Note Item 9 were non-routine expenses. However, the adviser agreed to include these legal fees and expenses within the cap for this reporting period, subject to reimbursement by the fund to the extent the fund is reimbursed, in whole or in part, by its insurance carrier for these legal fees and expenses. To the extent that the fund was not reimbursed for these legal fees and expenses by its insurance carrier, the adviser continued to include these legal fees and expenses within the expense cap. To the extent that these legal fees and expenses caused the fund’s total annual operating expenses to exceed the expense cap, the fund has been reimbursed by the adviser.

For the period ended August 31, 2010 the fund incurred $8,378,788 in legal expense related to the litigation matters. In addition, the fund paid $38,829,570 in a proposed settlement of the federal and state claims noted in Financial Note Item 9. Both the legal expense and proposed settlement were waived by the adviser subject to recoupment in accordance with the provisions noted above. From the commencement of the class action lawsuit through August 31, 2010, the fund has incurred a total of $55,475,358 in legal fees and proposed settlement charges of which $50,000,000 has been reimbursed by its insurance carrier and which was recouped in accordance with the provisions noted above. No further insurance reimbursements related to these litigation matters is expected and no further amounts are expected to be recouped.

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. As of August 31, 2010, the fund had no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowings or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund covered in this report has custodian overdraft facilities and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically.

There was no borrowing from the line of credit for the fund during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

 Schwab YieldPlus Fund

Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2010, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Long-Term
U.S. Government	Purchases of Other	Total Purchases of
Securities Transactions*	Long-Term Securities	Long-Term Securities

$71,409,222	$90,958,653	$162,367,875

Sales/Maturities of
Long-Term U.S. Government	Sales/Maturities of	Total Sales/Maturities of
Securities Transactions*	Other Long-Term Securities	Long-Term Securities

$85,236,126	$92,116,627	$177,352,753

*	Includes securities guaranteed by U.S. Government Agencies.

8. Federal Income Taxes:

As of August 31, 2010, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$21,885
Undistributed long-term capital gains	—
Unrealized appreciation	541,682
Unrealized depreciation	(26,471)

Net unrealized appreciation/(depreciation)	515,211

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2010, the fund had capital loss carry forwards available to offset future net capital gains before the expiration dates:

Expiration Date

August 31, 2011	$47,204,149
August 31, 2012	7,223,024
August 31, 2013	7,728,082
August 31, 2014	—
August 31, 2015	8,206,981
August 31, 2016	112,644,944
August 31, 2017	1,476,568,764
August 31, 2018	113,449,273

Total	$1,773,025,217

For tax purposes, net realized capital losses occurring after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2010, the fund had no deferred realized net capital losses and did not utilize any capital losses to offset capital gains.

 Schwab YieldPlus Fund

Financial Notes (continued)

8. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

Current Period Distributions
Ordinary income	$1,811,422
Long-term capital gains	—
Return of capital	—

Prior Period Distributions
Ordinary income	$13,165,957
Long-term capital gains	—
Return of capital	—

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2010, the fund made the following reclassifications:

Capital shares	($286,529)
Undistributed net investment income	—
Net realized capital gains and losses	286,529

The reclassification is related to the capital losses of $286,529 expired as of August 31, 2010.

As of August 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2010, the fund did not incur any interest or penalties. The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for the tax years before 2005.

9. Other:

The Schwab YieldPlus Fund is the subject of consolidated class action litigation and regulatory investigations. The fund is designed to invest in a variety of fixed income instruments, including corporate bonds, asset-backed securities, mortgage-backed securities and other fixed income investments. The credit crisis that began in mid-2007 led to a decline in the value of a majority of fixed income investments market wide. As a result, certain clients who chose to invest in the fund experienced a decline in their investments, leading to the litigation.

Nine class action lawsuits were filed between March and May 2008 on behalf of investors in the YieldPlus Fund alleging violations of state law and federal securities law in connection with the fund’s investment policy, disclosures and marketing. These cases were consolidated in a single action on July 3, 2008, in the U.S. District Court for the Northern District of California. Specific allegations include changes to the investment policy of the fund regarding limits on positions in mortgage-backed securities without obtaining a shareholder vote; inadequate disclosure of the risks associated with fund investments in mortgage-backed securities and fund risk management; inaccurate reporting of the fund’s weighted-average duration; and failure to disclose redemptions of positions in the fund by other Schwab investment funds. The lawsuit seeks unspecified compensatory and rescission damages, unspecified equitable and injunctive relief, and costs and attorneys’ fees. Defendants named in the lawsuit include the fund itself, the trust, CSIM, Charles Schwab & Co., Inc. (“Schwab”), The Charles Schwab Corporation, Charles R. Schwab, Randall W. Merk (current president of the fund), and current and former trustees and officers of the fund and/or Schwab. On February 4, 2009, the court denied defendants’ motion to dismiss plaintiffs’ federal law claims and dismissed all but one state law claim. On August 21, 2009, the court certified two classes of plaintiffs for purposes of the federal law claims and a single class of plaintiffs for purposes of the remaining state law claim.

On March 30, 2010, the court granted plaintiffs’ motion for summary judgment holding defendants liable for plaintiffs’ state law claim regarding changes to the investment policy of the fund, which plaintiffs alleged were made without shareholder approval in violation of Section 13(a) of the Investment Company Act of 1940. On April 5, 2010, defendants filed a motion for interlocutory appeal of this ruling, which the court denied at a hearing on April 26, 2010. On April 8, 2010, the court issued an

 Schwab YieldPlus Fund

Financial Notes (continued)

9. Other (continued):

order denying defendants’ motion for summary judgment on plaintiffs’ federal law claims. On April 23, 2010, the fund and several of the other defendants entered into a settlement agreement with plaintiffs, and without admitting liability, agreed to a total of $200 million to resolve plaintiffs’ federal law claims. On May 14, 2010, the fund and several of the other defendants entered into a settlement agreement with plaintiffs, and without admitting liability, agreed to resolve plaintiffs’ state law claim for $35 million. The settlement agreements were preliminarily approved by the court on May 26, 2010, and remain subject to final court approval. On October 14, 2010, the court issued an opinion holding that federal securities law class members resident outside of California would not be precluded under the preliminary settlement agreements from bringing a further claim under California law against the defendants. The fund is reviewing the court’s opinion in order to determine its implications for the tentative settlement. For the year ended August 31, 2010, the fund expensed $38,829,570 in connection with the lawsuit, reflecting the preliminary settlements, all of which was reimbursed by the fund’s insurance company. The fund will continue to evaluate any further litigation expense pending final resolution of the litigation; actual liability could be higher or lower than the amount expensed.

On March 2, 2010, in the Superior Court of California for the County of San Francisco, a shareholder derivative lawsuit was filed on behalf of the fund. Defendants named in the lawsuit include the trust, CSIM, Schwab, Charles R. Schwab, Randall W. Merk and current and former trustees and officers of the fund and/or Schwab. Specific allegations include changes to the investment policy of the fund regarding limits on positions in mortgage-backed securities without properly notifying shareholders and without obtaining a shareholder vote. On March 11, 2010, the parties agreed to enter into a stay of the shareholder derivative lawsuit pending the resolution of the parallel class action lawsuit.

Separately, the fund has been responding to investigations by federal and state regulators regarding these matters. On October 14, 2009, the trust received a Wells notice from the staff of the Securities and Exchange Commission (“SEC”) regarding the staff’s preliminary determination to recommend the filing of a civil enforcement action against the trust, CSIM, Schwab, and the president of the fund (the “Schwab Parties”) for possible violations of the securities laws with respect to the fund. On October 27, 2009, the trust also received a Wells notice from FINRA regarding a preliminary determination to recommend disciplinary action against the Schwab Parties for possible violation of securities laws and FINRA rules with respect to the fund. The Schwab Parties have responded to the notices to explain why they believe enforcement charges are unwarranted, and have been in discussions with the SEC and FINRA staff and state regulators regarding potential settlement of civil regulatory charges. Given the status of those discussions, the Schwab Parties are unable to predict whether a settlement with the SEC or other regulators is probable, or to estimate the range of any potential liability, and therefore has not established a reserve in connection therewith. Although the Schwab Parties believe they have strong defenses if enforcement proceedings were instituted, any adverse judgment could result in the imposition of disgorgement, penalties, and other monetary and injunctive relief against the Schwab Parties.

10. Subsequent Events:

Management has determined there are no other subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab YieldPlus Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab YieldPlus Fund (one of the portfolios constituting Schwab Investments, hereafter referred to as the “Fund”) at August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 21, 2010

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to existing funds in the Trust, including Schwab YieldPlus Fund (the “Fund”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 3, 2010. The Board’s approval of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;

2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Fund and its shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Fund’s shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and an appropriate index/benchmark, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered both risk and shareholder risk expectations for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. With respect to recent performance, the Trustees took into account the recent unusual market conditions and the impact of heavy shareholder redemptions on the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.

Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer group and comparison having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedule relating to the Fund that includes lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1990.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1990.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1990.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

average rate The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

certificate of participation A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. See chart below.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

discount rate The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

dividend Money from earnings that is distributed to shareholders as a given amount per share.

duration A measure of a bond’s sensitivity to interest rates. Calculations of duration generally take into account the investment’s yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment’s price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

Credit Ratings

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

effective maturity Takes into account maturity shortening features, such as the interest rate reset date or demand features, instead of the final maturity date.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

final maturity The date on which the principal amount must be paid.

general obligation bonds Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity-enhanced security A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

market risk Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”’

maturity (see also “effective maturity” and “final maturity”) The date a bond is scheduled to be “retired” and its principal amount returned to the bond holders. Maturity of Investments will generally be determined using portfolio securities’ final maturity dates. However, for certain securities, maturity will be determined using securities’ effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable-rate or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities (as used in determining Weighted Average Maturity) are determined on an “expected life” basis by the investment adviser. Additional information relating to maturity is contained in the Schwab Bond Funds’ Statement of additional information.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

muni, municipal bonds, municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue bonds Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

weighted average credit quality The asset-weighted overall credit quality for a bond portfolio. Charles Schwab Investment Management, Inc. (CSIM) calculates this characteristic. The fund itself has not been rated by an independent credit rating agency. The calculation excludes unrated securities, derivatives and short-term securities. Weighted average credit quality is subject to change over time.

weighted average duration Expresses the measureable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

weighted average maturity For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

At The Charles Schwab Corporation and its affiliates and subsidiaries (“Schwab,” “us,” or “we”), we’re committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect, how we use and share that information, and your ability to limit certain information sharing. This Privacy Notice applies to customers; retirement, other employee benefit, or stock option plan participants (“participants” includes beneficiaries under the plan and certain other employees); and other consumers with whom we have a relationship, as well as to former customers and participants. Throughout this Privacy Notice (for the purposes of this Privacy Notice only), “customers” includes retirement plan participants and other consumers with whom we have a relationship, unless specifically noted otherwise. The information we collect and how we may use it may vary depending upon the product, service, or Schwab affiliate involved. For example, Schwab may have an agreement or policy with investment advisors, employers, or plan sponsors that further limits the sharing of your personal information.

How We Collect Information About You

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Annual report dated August 31, 2010 enclosed.

Schwab Tax-Free Bond Funds

Schwab Tax-Free
Bond Fundtm

Schwab California
Tax-Free Bond Fundtm

Schwab Tax-Free
YieldPlus Fundtm

Schwab California
Tax-Free YieldPlus Fundtm

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Schwab Tax-Free Bond Funds

Annual Report
August 31, 2010

Schwab Tax-Free
Bond Fundtm

Schwab California
Tax-Free Bond Fundtm

Schwab Tax-Free
YieldPlus Fundtm

Schwab California
Tax-Free YieldPlus Fundtm

This page is intentionally left blank.

Four smart, cost-effective ways investors can use
bonds in an asset allocation strategy.

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Tax-Free Bond Fundtm (Ticker Symbol: SWNTX)	9.43%

Barclays Capital 7-Year Municipal Bond Index	9.44%
Fund Category: Morningstar Municipal National Intermediate Bond	8.72%

Performance Details	pages 6-7

Schwab California Tax-Free Bond Fundtm (Ticker Symbol: SWCAX)	8.89%

Barclays Capital 7-Year Municipal Bond Index	9.44%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	8.03%

Performance Details	pages 8-9

Schwab Tax-Free YieldPlus Fundtm (Ticker Symbol: SWYTX)	-2.63%

Barclays Capital 1-Year Municipal Bond Index	2.20%
Fund Category: Morningstar Municipal National Short Bond	3.99%

Performance Details	pages 10-11

Schwab California Tax-Free YieldPlus Fundtm (Ticker Symbol: SWYCX)	0.83%

Barclays Capital 1-Year Municipal Bond Index	2.20%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	8.03%

Performance Details	pages 12-13

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Tax-Free Bond Funds

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

We are pleased to provide you with this annual report to shareholders for the Schwab Tax-Free Bond Funds. The content covers the 12-month period ending August 31, 2010, and includes information about the performance and management of the four tax-free bond funds.

For the reporting period, three of the four tax-free bond funds in this report had positive returns, but trailed their respective comparative indices. The Schwab Tax-Free YieldPlus Fundtm had negative returns and underperformed its comparative index. For additional information about the performance of each fund, please refer to the fund managers’ discussion in the following pages of this report.

While exposure to bond funds can be an important component of a diversified portfolio, there are also inherent risks. A key risk in today’s markets is interest rate risk and the inverse relationship between interest rates and bond prices. During the period under review, interest rates fell to all-time lows, resulting in an increase in the price of bonds. Conversely, interest rate increases would likely cause bond prices to fall, which could cause a decrease in the value of the funds.

At Schwab, we encourage our investors to periodically review their portfolios, and when needed, make changes so that they are consistent with their tolerance for risk and aligned with their investment goals. If you have any questions about the Schwab Tax-Free Bond Funds or other Schwab funds, we are always available at 1-800-435-4000, and additional resources may be found on schwab.com.

Thank you for investing with us.

Sincerely,

Schwab Tax-Free Bond Funds 3

The Investment Environment

The bond market posted solid returns for the 12-month reporting period amid a challenging economic environment marked by slow economic growth, high unemployment, and a weak housing market. Events such as the European sovereign debt crisis and volatile equity markets contributed to investor uncertainty, resulting in a shift toward bonds. The Federal Reserve continued its efforts to combat unemployment, encourage lending, and boost spending by holding interest rates near zero. Bonds performed well in this environment, with yields dropping substantially during the period.

Major economic indicators, such as Gross Domestic Product (GDP), unemployment, and housing continued to be weak. GDP growth, the output of goods and services produced by labor and property located in the United States, declined from 3.7% in the first quarter of 2010 to 1.7% in the second quarter. Existing home sales declined during the period, dropping from a high of 6.49 million units in November 2009 to a low of 3.84 million units in July 2010. Unemployment remained elevated throughout the period, ranging from 9.5% to 10.1%.

Tax-free bonds had solid performance for the period, as investors avoided the volatility of the stock market. The municipal bond market rallied during the period, with intermediate- and long-term maturities outpacing shorter-term maturities. Investors also looked for additional yield opportunities by purchasing lower-rated municipal bonds, which resulted in lower-rated bonds outperforming higher-grade bonds.

Several factors contributed to the strong performance of the municipal market. Investor demand remained strong for municipal bonds, as investors poured over $52 billion into municipal bond funds during the period. Build America Bonds (BABs), which are taxable municipal bonds whose interest payments are partially subsidized by the federal government, continued to reduce the supply of tax-exempt bonds. The impact of this program was especially noticeable in the reduction of availability of longer-term tax-exempt bonds, where most of the BAB issuance occurred. However, because investor demand was strongest for short to intermediate municipal bonds, the reduced supply of longer maturity bonds was not felt as strongly as it might otherwise have been.

Although investor demand for municipal bonds remained strong, municipal finances faced a challenging environment. A reduction in tax receipts and other revenue sources, a consequence of the weak economy, resulted in budgetary shortfalls at both state and local government levels. California, which has struggled to close a $19 billion budget gap, is just one example. Other states, such as Illinois, New Jersey and Ohio, to name a few, have similar challenges. At the local level, Harrisburg, PA and Vallejo, CA, are two examples of cities that have struggled. Whether due to increasingly negative revenue projections or the weight of current and future salary and pension obligations, local municipalities will need to work through challenges similar to those at the state level.

 Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

This chart shows how much more the average five-year muni yielded than the average five-year Treasury after federal (or combined California and federal) income tax.

Data source: Bloomberg L.P.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Tax-Free Bond Funds

Fund Management

Kenneth Salinger, CFA, a managing director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2008 and has worked in fixed-income and asset management since 1994.

John Shelton, CFA, a portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2000 and has worked in fixed-income asset management since that time.

Schwab Tax-Free Bond Funds 5

Schwab Tax-Free Bond Fund™

The Schwab Tax-Free Bond Fund seeks high current income that is exempt from federal income tax, consistent with capital preservation. The fund returned 9.43% for the 12-month period that ended August 31, 2010, while its comparative index, the Barclays Capital 7-Year Muni Bond Index returned 9.44%. Both the fund and the index benefited from an environment of declining interest rates and strong performance in the municipal bond market.

While maintaining an overall intermediate maturity profile, the fund had exposure to longer dated securities, whereas the index concentrates in the seven year range. A historically steep yield curve, less supply of new issues on the long end of the curve, and attractive valuations relative to Treasuries led the fund to allocate a portion of its assets to longer-dated instruments. The fund also tended to favor higher-quality securities as the period progressed, as reduced yields for lower-rated municipals made them less attractive for purchase.

Security selection contributed to performance relative to the index. Since the onset of the financial crisis, the municipal market has experienced less liquidity than prior to the crisis. This has led to increased opportunities to find undervalued securities in the market.

Duration positioning and sector allocation also contributed to performance relative to the index. The fund had a longer duration than that of the index for most of the period and the fund benefited as a result of declining rates. With regard to sector allocation, the fund maintained an overweight in the Health Care sector relative to the index over the period, with an 11% overweight at period-end. Health care revenue bonds outperformed the index as investors sought the additional yield they offered.

Positioning along the yield curve detracted from performance. In order to offset the fund’s overweight to longer-dated bonds, the fund purchased municipals with shorter-dated maturities. These bonds tended to underperform as bonds with maturities of two years or less rallied less than those with intermediate or long maturities.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

Fixed Rate Bonds	79.4%
Pre-Refunded Bonds	9.8%
Variable Rate Demand Obligations	5.0%
Put Bonds	3.7%
Other	2.1%

By Credit Quality[2]

AAA	24.7%
AA	45.8%
A	23.8%
BBB	2.6%
BB	0.1%
Short-Term Ratings	2.0%
Unrated Securities	1.0%

By Maturity[3]

0-1 Year	10.2%
2-10 Years	57.2%
11-20 Years	26.7%
21-30 Years	5.9%

Weighted Average Maturity[3]	6.5 yrs
Weighted Average Effective Duration	5.5 yrs

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	Based on the effective maturity date, if the security has one; if none, the final maturity date is used. As shown in the Portfolio Holdings, see Glossary for definition of maturity.

6 Schwab Tax-Free Bond Funds

 Schwab Tax-Free Bond Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2000 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab Tax-Free Bond Fundtm (9/11/92)	9.43%	4.86%	5.58%
Barclays Capital 7-Year Municipal Bond Index	9.44%	5.76%	5.76%
Fund Category: Morningstar Municipal National Intermediate Bond	8.72%	4.21%	4.60%

Fund Expense Ratios4: Net 0.49%; Gross 0.66%

 Style Assessment5

 Yields

30-Day SEC Yield[1,3]	2.44%

30-Day SEC Yield-No Waiver[1,6]	2.28%

Taxable-Equivalent Yield[7]	3.77%

12-Month Distribution Yield[1,3]	3.64%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver, as stated in the prospectus. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

Schwab Tax-Free Bond Funds 7

Schwab California Tax-Free Bond Fund™

The Schwab California Tax-Free Bond Fund seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. The fund returned 8.89% for the 12-month period that ended August 31, 2010, while its comparative index, the Barclays Capital 7-Year Muni Bond Index returned 9.44%. Both the fund and the index benefited from an environment of declining interest rates and strong performance in the municipal bond market.

While maintaining an overall intermediate maturity profile, the fund had exposure to longer dated securities, whereas the index concentrates in the seven year range. A historically steep yield curve, less supply of new issues on the long end of the curve, and attractive valuations relative to U.S. Treasuries led the fund to allocate a portion of its assets to longer-dated instruments. The fund also tended to favor higher-quality securities as the period progressed, as reduced yields for lower-rated municipals made them less attractive for purchase.

Sector allocation contributed to fund performance relative to the index. For example, the fund maintained an overweight in the Health Care sector relative to the index over the period, with a 9% overweight at period-end. Health care revenue bonds outperformed the index as investors sought the additional yield they offered. However, positioning along the yield curve detracted from performance. In order to offset the fund’s overweight to longer-dated bonds, the fund purchased municipals with shorter-dated maturities. These shorter-dated maturities tended to underperform intermediate- and longer-dated bonds.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

Fixed Rate Bonds	77.2%
Pre-Refunded Bonds	8.5%
Put Bonds	5.7%
Variable Rate Demand Obligations	3.4%
Other	3.2%
Bond Anticipation Notes	2.0%

By Credit Quality[2]

AAA	14.6%
AA	46.2%
A	29.0%
BBB	2.6%
BB	0.2%
Short-Term Ratings	5.2%
Unrated Securities	2.2%

By Maturity[3]

0-1 Year	12.6%
2-10 Years	43.8%
11-20 Years	35.4%
21-30 Years	8.2%

Weighted Average Maturity[3]	6.9 yrs
Weighted Average Effective Duration	5.7 yrs

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	Based on the effective maturity date, if the security has one; if none, the final maturity date is used. As shown in the Portfolio Holdings, see Glossary for definition of maturity.

8 Schwab Tax-Free Bond Funds

 Schwab California Tax-Free Bond Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

August 31, 2000 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	10 Years

Fund: Schwab California Tax-Free Bond Fundtm (2/24/92)	8.89%	4.25%	5.14%
Barclays Capital 7-Year Municipal Bond Index	9.44%	5.76%	5.76%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	8.03%	3.76%	4.15%

Fund Expense Ratios4: Net 0.49%; Gross 0.60%

 Style Assessment5

 Yields

30-Day SEC Yield[1,3]	2.87%

30-Day SEC Yield-No Waiver[1,6]	2.76%

Taxable-Equivalent Yield[7]	5.29%

12-Month Distribution Yield[1,3]	2.92%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver, as stated in the prospectus. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (45.55%).

Schwab Tax-Free Bond Funds 9

Schwab Tax-Free YieldPlus Fund™

The Schwab Tax-Free YieldPlus Fund seeks high current income that is exempt from federal income tax consistent with minimal changes in share price. The fund returned -2.63% for the 12-month period that ended August 31, 2010, while its comparative index, the Barclays Capital 1-Year Muni Bond Index returned 2.20%. The index benefited from an environment of declining interest rates and strong performance in the short-term municipal bond market.

The main detractor from the fund’s performance came from reduced valuations on auction rate securities (ARS) held in the fund, two of which are in technical default. These securities have remained illiquid since auctions for ARS began to fail during the financial crisis. At the end of the period, these instruments represented 25% of the fund. As the fund’s assets have declined, primarily due to redemptions, these positions have come to comprise a higher percentage of the portfolio. (For more information on these holdings, please see financial note 9.)

In order to balance the reduced liquidity in the fund due to these holdings, and in light of continued redemptions, the fund sought to maintain a position of high credit quality and liquid securities in other parts of the portfolio. The fund held variable rate demand obligations (VRDOs), which are high-quality short-term municipal securities. At the end of the period, 32% of the net assets of the fund were held in VRDOs. These securities are considered to be liquid because they typically can be exchanged for cash in one to five business days. The fund’s position in these securities contributed to a shorter duration than that of the index, which also detracted from performance. The remainder of the portfolio was invested in short-maturity, high-quality, liquid municipal bonds.

During the period, the fund also invested in futures contracts referencing U.S. Treasury securities in order to manage the fund’s interest rate exposure.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

Variable Rate Demand Obligations	32.4%
Auction Rate Securities	25.4%
Fixed Rate Bonds	23.5%
Cash Flow Notes	7.6%
Pre-Refunded Bonds	5.4%
Put Bonds	4.0%
Bond Anticipation Notes	1.7%

By Credit Quality[2]

AAA	16.7%
AA	40.6%
A	8.1%
BBB	9.6%
Short-Term Ratings	9.3%
Unrated Securities	15.7%

By Maturity[3]

0 - 6 Months	74.6%
7-18 Months	20.6%
More than 18 Months	4.8%

Weighted Average Maturity[3]	0.3 yr
Weighted Average Effective Duration	0.3 yr

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	Based on the effective maturity date, if the security has one; if none, the final maturity date is used. As shown in the Portfolio Holdings, see Glossary for definition of maturity.

10 Schwab Tax-Free Bond Funds

 Schwab Tax-Free YieldPlus Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

December 16, 2004 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab Tax-Free YieldPlus Fundtm (12/16/04)	-2.63%	-2.71%	-2.16%
Barclays Capital 1-Year Municipal Bond Index	2.20%	3.49%	3.05%
Fund Category: Morningstar Municipal National Short Bond	3.99%	3.21%	2.98%

Fund Expense Ratios4: Net 0.49%; Gross 0.69%

 Style Assessment5

 Yields

30-Day SEC Yield[1,3]	0.83%

30-Day SEC Yield-No Waiver[1,6]	0.39%

Taxable-Equivalent Yield[7]	1.28%

12-Month Distribution Yield[1,3]	0.42%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver, as stated in the prospectus. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest federal tax bracket (35.00%). Your tax rate may be different.

Schwab Tax-Free Bond Funds 11

Schwab California Tax-Free YieldPlus Fund™

The Schwab California Tax-Free YieldPlus Fund seeks high current income that is exempt from federal and California personal income tax consistent with minimal changes in share price. The fund returned 0.83% for the 12-month period that ended August 31, 2010, while its comparative index, the Barclays Capital 1-Year Muni Bond Index returned 2.20%. The market benefited from an environment of declining interest rates and strong performance in the short-term municipal bond market.

The fund maintained a shorter duration than that of its benchmark during the period. Low absolute yield levels made short-maturity municipal bonds less attractive. In addition, the fund continued to experience redemptions during the period, and sought to maintain liquidity by purchasing variable rate demand obligations (VRDOs). At the end of the period, 51% of the net assets of the fund were held in VRDOs. These securities are considered to be liquid because they typically can be exchanged for cash in one to five business days. The remainder of the portfolio was invested in short-maturity, high-quality, liquid municipal bonds.

The fund’s shorter duration positioning relative to the index detracted from performance. Yields continued to drop shorter maturity municipal instruments as investors sought the safety of short-term bonds while looking for additional yield over that of money funds. In addition, the fund’s holding of VRDOs detracted from performance as the yields they offered were lower than those of fixed-rate securities.

During the period, the fund also invested in futures contracts referencing U.S. Treasury securities in order to manage the fund’s interest rate exposure.

As of 8/31/10:

 Portfolio Composition % of Investments

These tables show three different views of the fund’s portfolio: by type of security, credit quality of the security and remaining maturity.

By Security Type[1]

Variable Rate Demand Obligations	51.0%
Fixed Rate Bonds	26.3%
Cash Flow Notes	6.8%
Bond Anticipation Notes	5.9%
Put Bonds	5.5%
Pre-Refunded Bonds	4.5%

By Credit Quality[2]

AAA	15.6%
AA	53.4%
A	8.8%
BBB	2.5%
Short-Term Ratings	19.7%

By Maturity[3]

0-6 Months	68.9%
7-18 Months	25.6%
19-30 Months	5.3%
More than 30 Months	0.2%

Weighted Average Maturity[3]	0.3 yr
Weighted Average Effective Duration	0.3 yr

Portfolio holdings may have changed since the report date.

[1]	The percentage differs from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of total net assets.
[2]	Based on ratings from Moody’s. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. The fund may use different ratings provided by other ratings agencies for purposes of determining compliance with the fund’s investment policies. The fund has not been rated by an independent credit rating agency.
[3]	Based on the effective maturity date, if the security has one; if none, the final maturity date is used. As shown in the Portfolio Holdings, see Glossary for definition of maturity.

12 Schwab Tax-Free Bond Funds

 Schwab California Tax-Free YieldPlus Fundtm

Performance Summary as of 8/31/10

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

December 16, 2004 – August 31, 2010
Performance of a Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab California Tax-Free YieldPlus Fundtm (12/16/04)	0.83%	-0.23%	-0.02%
Barclays Capital 1-Year Municipal Bond Index	2.20%	3.49%	3.05%
Fund Category: Morningstar Municipal California Intermediate/Short Bond	8.03%	3.76%	3.70%

Fund Expense Ratios4: Net 0.49%; Gross 0.64%

 Style Assessment5

 Yields

30-Day SEC Yield[1,3]	0.34%

30-Day SEC Yield-No Waiver[1,6]	0.10%

Taxable-Equivalent Yield[7]	0.62%

12-Month Distribution Yield[1,3]	0.48%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the total return/yield may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver, as stated in the prospectus. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.
[5]	Source: Morningstar, Inc. Interest rate sensitivity and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of 8/31/10 and is not a precise indication of risk or performance–past, present or future. Definitions of style assessments: Sensitivity (measured as duration): Short, up to 3.5 years; Medium, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower.
[6]	Yield if fund expenses had not been partially absorbed by CSIM and Schwab.
[7]	This is the taxable-equivalent 30-day SEC yield for a hypothetical investor in the highest combined federal and California tax bracket (45.55%).

Schwab Tax-Free Bond Funds 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2010 and held through August 31, 2010.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 3/01/10	at 8/31/10	3/01/10–8/31/10

Schwab Tax-Free Bond Fundtm
Actual Return	0.49%	$1,000	$1,049.20	$2.53
Hypothetical 5% Return	0.49%	$1,000	$1,022.74	$2.50

Schwab California Tax-Free Bond Fundtm
Actual Return	0.49%	$1,000	$1,047.70	$2.53
Hypothetical 5% Return	0.49%	$1,000	$1,022.74	$2.50

Schwab Tax-Free YieldPlus Fundtm
Actual Return	0.49%	$1,000	$1,016.60	$2.49
Hypothetical 5% Return	0.49%	$1,000	$1,022.74	$2.50

Schwab California Tax-Free YieldPlus Fundtm
Actual Return	0.49%	$1,000	$1,001.90	$2.47
Hypothetical 5% Return	0.49%	$1,000	$1,022.74	$2.50

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

14 Schwab Tax-Free Bond Funds

Schwab Tax-Free Bond Fund™

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	11.12	10.80	10.75	11.10	11.25

Income (loss) from investment operations:
Net investment income (loss)	0.31	0.39	0.45	0.44	0.44
Net realized and unrealized gains (losses)	0.72	0.32	0.05	(0.35)	(0.15)

Total from investment operations	1.03	0.71	0.50	0.09	0.29
Less distributions:
Distributions from net investment income	(0.31)	(0.39)	(0.45)	(0.44)	(0.44)
Distributions from net realized gains	(0.12)	—	—	—	—

Total distributions	(0.43)	(0.39)	(0.45)	(0.44)	(0.44)

Net asset value at end of period	11.72	11.12	10.80	10.75	11.10

Total return (%)	9.43	6.80	4.79	0.82	2.70

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.48	0.59	0.65
Gross operating expenses	0.63	0.66	0.69	0.70	0.69
Net investment income (loss)	2.71	3.60	4.21	4.03	4.01
Portfolio turnover rate	122	211	199	29	23
Net assets, end of period ($ x 1,000,000)	446	251	108	93	92

See financial notes 15

 Schwab Tax-Free Bond Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). The effective maturity date is the date of a put or demand feature, if the security has one. The final maturity date is the final legal maturity of the security. For variable-rate obligations, the rate shown is the rate as of the report date, and the effective maturity date shown is the next interest rate change date and the final maturity date is the final legal maturity of the security.

		Cost	Value
Holdings by Category		($)	($)

93.2%	Fixed-Rate Obligations	394,034,018	415,821,569
5.6%	Variable-Rate Obligations	24,780,000	24,784,830

98.8%	Total Investments	418,814,018	440,606,399
1.2%	Other Assets and Liabilities, Net		5,457,773

100.0%	Net Assets		446,064,172

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

Fixed-Rate Obligations 93.2% of net assets

ALABAMA 0.6%
Camden IDB
Facilities RB (Weyerhaeuser Co) Series 2003A	6.13%	12/01/13	12/01/24	(a)	1,725,000	2,030,756
Huntsville
Water Revenue Warrant Series 2008	5.00%		11/01/15	(a)	400,000	471,232

						2,501,988

ARIZONA 2.7%
Glendale IDA
RB (Midwestern Univ) Series 2010	4.00%		05/15/12		500,000	521,930
RB (Midwestern Univ) Series 2010	5.00%		05/15/15		415,000	460,335
Refunding RB (Midwestern Univ) Series 2004	5.25%		05/15/13		200,000	217,492
Refunding RB (Midwestern Univ) Series 2004	5.25%		05/15/14		500,000	555,770
Maricopa Cnty Elementary SD No. 17
GO Bonds (Tolleson Elementary) Series 2008B	4.00%		07/01/14	(a)	95,000	103,802
Maricopa Cnty IDA
Health Facility RB (Catholic Healthcare West) Series 2009B	5.00%	07/02/12	07/01/25	(f)	3,000,000	3,199,530
Payson USD No. 10
School Improvement Bonds Series 2008B	5.75%		07/01/28	(f)	1,375,000	1,540,179
Phoenix Civic Improvement Corp
Sr Lien Airport Refunding RB Series 2008C	5.00%		07/01/13		425,000	469,514
Sr Lien Wastewater System Refunding RB Series 2008	5.50%		07/01/24		540,000	631,897
Pima Cnty Metropolitan Domestic Water Improvement District
Sr Lien Water Refunding RB Series 2009	3.25%		01/01/17	(a)	300,000	317,232
Sr Lien Water Refunding RB Series 2009	3.50%		01/01/18	(a)	685,000	732,964
Sr Lien Water Refunding RB Series 2009	3.63%		01/01/19	(a)	400,000	428,652
Univ Medical Center Corp
Hospital RB Series 2009	5.00%		07/01/13		540,000	570,100
Hospital RB Series 2009	5.00%		07/01/14		615,000	655,012
Hospital RB Series 2009	5.00%		07/01/15		295,000	315,432
Hospital RB Series 2009	5.50%		07/01/16		350,000	383,120
Hospital RB Series 2009	6.00%		07/01/18		500,000	577,510
Hospital RB Series 2009	5.75%		07/01/19		350,000	400,760

						12,081,231

CALIFORNIA 14.9%
Anaheim Public Financing Auth
Lease Refunding RB Series 2008	5.00%		08/01/17		955,000	1,111,582

16 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
California Dept of Water Resources
Power Supply RB Series 2005G4	5.00%		05/01/16	(f)	750,000	891,045
Water System RB (Central Valley) Series AG	5.00%		12/01/27		3,915,000	4,515,522
California Educational Facilities Auth
RB (California Institute of Technology) Series 2009	5.00%		11/01/39	(f)	1,500,000	1,638,090
RB (Pitzer College) Series 2009	5.25%		04/01/23		1,965,000	2,215,459
California Health Facilities Financing Auth
RB (Childrens Hospital Orange Cnty) Series 2009A	6.50%		11/01/38	(f)	1,750,000	1,926,032
California Infrastructure & Economic Development Bank
RB (Sanford Consortium) Series 2010A	5.00%		05/15/27		2,055,000	2,319,211
RB (Sanford Consortium) Series 2010A	5.00%		05/15/28		2,160,000	2,418,768
California Public Works Board
Lease RB Series 2009I1	6.63%		11/01/34		2,000,000	2,248,880
California Statewide Communities Development Auth
RB (Proposition 1A) Series 2009	5.00%		06/15/13		4,000,000	4,417,120
RB (St. Joseph Health System) Series 2000	4.50%		07/01/18	(f)	2,365,000	2,438,126
Del Paso Manor Water District
COP (Phase I Improvement) Series 2010	5.25%		07/01/30		1,565,000	1,603,530
Golden State Tobacco Securitization Corp
Tobacco Settlement Asset-Backed Bonds Series 2003A1	6.25%		06/01/33	(a)(f)	2,375,000	2,634,445
Irvine Ranch Water District
COP Refunding Series 2010	5.00%		03/01/24		775,000	919,127
COP Refunding Series 2010	5.00%		03/01/26		2,250,000	2,625,457
Los Angeles
Judgement Obligation Bonds Series 2010A	4.00%		06/01/19		4,245,000	4,603,236
Los Angeles Cnty
TRAN 2010-2011 Series A	2.00%		06/30/11		1,000,000	1,011,640
Los Angeles Municipal Improvement Corp
Lease RB (Capital Equipment) Series 2009A	5.00%		04/01/17	(a)	1,625,000	1,911,991
Lease RB (Capital Equipment) Series 2009C	4.00%		09/01/16		1,050,000	1,145,120
Lease RB (Capital Equipment) Series 2009C	4.00%		09/01/17		1,100,000	1,186,218
Lease RB (Capital Equipment) Series 2009C	5.00%		09/01/18		1,000,000	1,155,060
Lease RB (Capital Equipment) Series 2009C	4.50%		09/01/19		1,050,000	1,166,361
Lease RB (Real Property) Series 2009E	5.13%		09/01/27		1,590,000	1,665,239
Roseville
Special Tax Refunding RB Series 2010	4.00%		09/01/16		1,000,000	1,024,100
San Bernardino Cnty Transportation Auth
Sales Tax Revenue Notes (Limited Tax Bonds) Series 2009A	4.00%		05/01/12		2,500,000	2,628,325
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	3.88%		03/01/18		2,765,000	2,866,088
San Diego USD
GO Bonds Series 2010C	0.00%		07/01/31	(g)	2,000,000	630,500
GO Bonds Series 2010C	0.00%		07/01/32	(g)	1,500,000	439,845
GO Bonds Series 2010C	0.00%		07/01/33	(g)	1,000,000	272,330
GO Bonds Series 2010C	0.00%		07/01/34	(g)	1,750,000	446,023
GO Bonds Series 2010C	0.00%		07/01/35	(g)	1,500,000	357,525
San Francisco Airport Commission
RB Second Series 2010G	5.00%		05/01/40		4,400,000	4,528,832
Southern California Public Power Auth
Refunding RB (Tieton Hydropower) Series 2010A	5.00%		07/01/30		1,700,000	1,868,844
Univ of California
General RB Series 2009Q	5.25%		05/15/26		3,000,000	3,427,440

						66,257,111

COLORADO 0.4%
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2008C6	3.95%	11/10/10	09/01/36		500,000	503,305
RB (Catholic Health Initiatives) Series 2008D1	5.00%		10/01/14	(f)	750,000	851,220
RB (Catholic Health Initiatives) Series 2008D1	6.00%		10/01/23		250,000	287,378

						1,641,903

DISTRICT OF COLUMBIA 1.6%
District of Columbia
Income Tax Secured RB Series 2009A	5.25%		12/01/27	(f)	2,000,000	2,306,720

See financial notes 17

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Refunding RB Series 2010A	5.00%		12/01/30		1,460,000	1,625,389
District of Columbia Water & Sewer Auth
Public Utility Sr Lien RB Series 2009A	4.00%		10/01/17		50,000	56,078
Public Utility Sr Lien RB Series 2009A	6.00%		10/01/35	(f)	1,900,000	2,168,470
Metropolitan Washington Airports Auth
Airport System RB Series 2009B	5.00%		10/01/18	(a)(f)	875,000	1,050,376

						7,207,033

FLORIDA 7.4%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands Healthcare) Series 2008D1	6.25%		12/01/18		500,000	572,265
Coral Gables Health Facilities Auth
Hospital RB (Baptist Health South Florida) Series 2004	5.00%	08/15/14	08/15/34	(a)(f)	1,300,000	1,514,084
Escambia Cnty
Solid Waste Disposal RB (Gulf Power) First Series 2009	2.00%	04/03/12	04/01/39		500,000	504,600
Florida State Board of Education
Lottery Refunding RB Series 2010C	2.00%		07/01/11		2,000,000	2,025,580
Highlands Cnty Health Facilities Auth
Hospital RB (Adventist Health System/Sunbelt) Series 2008A	6.10%	11/15/13	11/15/37	(f)	1,000,000	1,145,750
Hillsborough Cnty School Board
Refunding COP (Master Lease Program) Series 2010A	3.00%		07/01/12		735,000	763,459
Refunding COP (Master Lease Program) Series 2010A	5.00%		07/01/24		4,000,000	4,459,880
JEA
Electric System RB Series Three 2010A	3.00%		10/01/13		895,000	953,614
Kissimmee Utility Auth
Electric System Sub Refunding RB Series 2003	5.25%		10/01/18		250,000	296,383
Miami-Dade Cnty
Aviation RB (Miami International Airport) Series 2010A	5.00%		10/01/20		500,000	562,315
Aviation RB (Miami International Airport) Series 2010A	5.50%		10/01/26		4,750,000	5,331,827
Miami-Dade Cnty Educational Facilities Auth
RB (Univ of Miami) Series 2008A	5.25%		04/01/16	(f)	1,100,000	1,251,646
Orange Cnty Health Facilities Auth
RB (Nemours Foundation) Series 2009A	4.00%		01/01/13		800,000	847,648
RB (Nemours Foundation) Series 2009A	4.00%		01/01/14		350,000	377,230
RB (Nemours Foundation) Series 2009A	4.00%		01/01/15		440,000	476,489
RB (Nemours Foundation) Series 2009A	4.00%		01/01/16		825,000	895,356
RB (Nemours Foundation) Series 2009A	4.00%		01/01/17		560,000	605,797
RB (Nemours Foundation) Series 2009A	5.00%		01/01/18		250,000	288,168
RB (Nemours Foundation) Series 2009A	5.00%		01/01/19		545,000	625,208
Orlando Utilities Commission
Utility System Refunding RB Series 2009C	5.00%		10/01/17		1,000,000	1,187,620
Water & Electric RB Series 1996A	3.75%	10/01/13	10/01/23		1,900,000	2,032,240
Palm Beach Cnty
Water & Sewer RB (Reclaimed Water Project) Series 2009	5.00%		10/01/39		915,000	976,149
Palm Beach Cnty Solid Waste Auth
Improvement RB Series 2009	5.25%		10/01/18	(a)	2,250,000	2,760,907
Pasco Cnty
Water & Sewer RB Series 2009A	5.00%		10/01/16		150,000	173,031
Water & Sewer RB Series 2009A	4.00%		10/01/19		200,000	218,782
Port St. Lucie
Refunding COP Series 2008	5.00%		09/01/13		1,845,000	2,022,581

						32,868,609

GEORGIA 1.3%
Dawson Cnty SD
GO School Bonds Series 2010	2.00%		02/01/12		400,000	408,880
GO School Bonds Series 2010	3.00%		02/01/13		650,000	688,090
DeKalb Private Hospital Auth
Hospital RB (Children’s Healthcare of Atlanta) Series 2009	5.00%		11/15/16		420,000	485,163
Hospital RB (Children’s Healthcare of Atlanta) Series 2009	5.00%		11/15/17		350,000	404,821
Hospital RB (Children’s Healthcare of Atlanta) Series 2009	5.25%		11/15/39		300,000	318,402
Fulton Cnty Development Auth
RB (Tuff Morehouse) Series 2002A	5.50%		02/01/22	(f)	2,180,000	2,270,993

18 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Macon-Bibb Cnty Hospital Auth
Revenue Anticipation Certificates (Medical Center of Central Georgia) Series 2009	4.00%		08/01/19		400,000	418,936
Revenue Anticipation Certificates (Medical Center of Central Georgia) Series 2009	5.00%		08/01/21		195,000	214,867
Revenue Anticipation Certificates (Medical Center of Central Georgia) Series 2009	5.00%		08/01/22		550,000	602,090

						5,812,242

HAWAII 0.4%
Hawaii State Dept of Budget & Finance
Special Purpose RB (Hawaii Pacific Health) Series 2010B	5.00%		07/01/14		100,000	107,028
Special Purpose RB (Hawaii Pacific Health) Series 2010B	5.00%		07/01/15		275,000	295,567
Special Purpose RB (Hawaii Pacific Health) Series 2010B	5.00%		07/01/16		215,000	229,637
Special Purpose RB (Hawaii Pacific Health) Series 2010B	5.00%		07/01/17		235,000	249,340
Special Purpose RB (Hawaii Pacific Health) Series 2010B	5.00%		07/01/18		250,000	266,992
Special Purpose RB (Hawaii Pacific Health) Series 2010B	5.00%		07/01/19		195,000	203,906
Special Purpose RB (Hawaii Pacific Health) Series 2010B	5.00%		07/01/20		125,000	129,410
Special Purpose RB (Hawaii Pacific Health) Series 2010B	5.63%		07/01/30		200,000	205,376

						1,687,256

IDAHO 0.1%
Univ of Idaho
General RB Series 2010B	5.00%		04/01/26		400,000	448,460

ILLINOIS 5.3%
Chicago
Passenger Facility Charge RB (O’Hare) Series 2010B	5.00%		01/01/27		2,385,000	2,504,560
Passenger Facility Charge RB (O’Hare) Series 2010B	5.00%		01/01/30		370,000	383,372
Passenger Facility Charge Refunding RB (O’Hare) Series 2010D	5.00%		01/01/17		1,000,000	1,131,060
Passenger Facility Charge Refunding RB (O’Hare) Series 2010D	5.00%		01/01/18		1,200,000	1,365,240
Passenger Facility Charge Refunding RB (O’Hare) Series 2010D	5.00%		01/01/19		750,000	845,055
Chicago Park District
GO Limited Tax Park Bonds Series 2010A	5.00%		01/01/25	(e)	2,000,000	2,254,660
GO Limited Tax Park Bonds Series 2010A	5.00%		01/01/26	(e)	2,375,000	2,652,234
GO Limited Tax Park Bonds Series 2010A	5.00%		01/01/27	(e)	2,000,000	2,214,220
Illinois
GO Certificates July 2010	3.00%		05/20/11		3,000,000	3,027,630
Sales Tax Jr Obligation Bonds Series June 2010	5.00%		06/15/14		500,000	564,315
Sales Tax Jr Obligation Bonds Series June 2010	5.00%		06/15/15		750,000	852,128
Sales Tax Jr Obligation Bonds Series June 2010	5.00%		06/15/20		500,000	585,605
Illinois Finance Auth
Refunding RB (Alexian Brothers Health System) Series 2010	4.00%		02/15/12		1,100,000	1,134,012
Refunding RB (Alexian Brothers Health System) Series 2010	4.00%		02/15/13		1,500,000	1,562,940
Refunding RB (Univ of Chicago Medical Center) Series 2009B	5.00%		08/15/26		2,450,000	2,614,174

						23,691,205

INDIANA 1.0%
Indiana Finance Auth
Hospital RB (Parkview Health System) Series 2009A	5.00%		05/01/11		300,000	308,472
State Revolving Fund Refunding Bonds Series 2010A	5.00%		02/01/19		945,000	1,157,720
Purdue Univ
Student Fee Bonds Series Y	5.00%		07/01/18		800,000	976,320
St. Joseph Cnty
Educational Facilities RB (Univ of Notre Dame Du Lac) Series 2008	3.88%	03/01/12	03/01/40		1,750,000	1,820,717

						4,263,229

IOWA 1.8%
Iowa
Special Obligation Bonds (Prison Infrastructure Fund) Series 2010	5.00%		06/15/25		1,000,000	1,159,240

See financial notes 19

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Iowa Finance Auth
Health Facilities RB (Iowa Health System) Series 2005A	5.00%		02/15/12		975,000	1,029,688
Iowa Higher Education Loan Auth
Private College Facility RB (Grinnell College) Series 2001	2.10%		12/01/11	(a)	2,185,000	2,233,529
Private College Facility RB (Grinnell College) Series 2010	4.00%		12/01/11		750,000	783,862
Private College Facility RB (Grinnell College) Series 2010	4.00%		12/01/12		1,000,000	1,078,010
Private College Facility RB (Grinnell College) Series 2010	4.00%		12/01/13		1,500,000	1,661,565

						7,945,894

KANSAS 1.0%
Kansas Development Finance Auth
Hospital RB (Adventist Health System/Sunbelt) Series 2009D	3.00%		11/15/11		875,000	896,770
Hospital RB (Adventist Health System/Sunbelt) Series 2009D	3.50%		11/15/12		180,000	189,322
Hospital RB (Adventist Health System/Sunbelt) Series 2009D	5.00%		11/15/14		450,000	510,723
Hospital RB (Adventist Health System/Sunbelt) Series 2009D	5.00%		11/15/15		235,000	267,529
Sedgwick & Shawnee Cntys
S/F Mortgage RB Series 2009A1	5.00%		12/01/28	(a)(e)	1,000,000	1,068,440
Wichita
Hospital Facilities Refunding RB (Via Christi Health System) Series 2009-IIIA	4.50%		11/15/12		400,000	425,864
Hospital Facilities Refunding RB (Via Christi Health System) Series 2009-X	5.25%		11/15/24		890,000	959,242

						4,317,890

KENTUCKY 1.8%
Kentucky Economic Development Finance Auth
Hospital RB (Baptist Healthcare System) Series 2009A	5.00%		08/15/18		1,000,000	1,136,730
RB (King’s Daughters Medical Center) Series 2008C	4.50%		02/01/13		1,005,000	1,075,129
Kentucky Infrastructure Auth
Wastewater & Drinking Water Revolving Fund RB Series 2010A	4.00%		02/01/17		1,000,000	1,141,090
Wastewater & Drinking Water Revolving Fund RB Series 2010A	4.00%		02/01/18		1,000,000	1,149,740
Wastewater & Drinking Water Revolving Fund RB Series 2010A	5.00%		02/01/25		2,925,000	3,435,559

						7,938,248

LOUISIANA 1.9%
Louisiana Public Facilities Auth
Refunding RB (Christus Health) Series 2009A	5.00%		07/01/11		2,200,000	2,263,250
Refunding RB (Christus Health) Series 2009A	5.00%		07/01/12		3,500,000	3,700,410
New Orleans Aviation Board
Gulf Opportunity Zone RB Series 2010A	5.13%		01/01/31		2,500,000	2,575,525

						8,539,185

MARYLAND 0.0%
Maryland Community Development Administration
Housing RB Series 1996A	5.88%		07/01/16		130,000	130,095

MASSACHUSETTS 5.4%
Chatham
GO Refunding Bonds	4.00%		07/01/13		285,000	311,790
GO Refunding Bonds	4.00%		07/01/14		110,000	123,110
GO Refunding Bonds	5.00%		07/01/16		250,000	299,730
GO Refunding Bonds	5.00%		07/01/17		295,000	357,077
Massachusetts Bay Transportation Auth
Assessment Bonds Series 2004A	5.25%	07/01/14	07/01/31	(a)(f)	7,000,000	8,212,400
Assessment Bonds Series 2005A	5.00%		07/01/14		850,000	973,224
Massachusetts Development Finance Agency
RB (Boston College) Series Q1	4.00%		07/01/16		950,000	1,065,681
RB (New England Conservatory of Music) Series 2008	4.00%		07/01/12		120,000	124,768
RB (New England Conservatory of Music) Series 2008	4.00%		07/01/13		190,000	199,964

20 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
RB (New England Conservatory of Music) Series 2008	4.00%		07/01/15		375,000	395,696
Massachusetts Health & Educational Facilities Auth
RB (Harvard Univ) Series 2010A	4.00%		12/15/21		100,000	116,699
RB (Harvard Univ) Series 2010A	5.00%		12/15/26		5,000,000	5,902,500
Massachusetts State College Building Auth
RB Series 2009B	5.00%		05/01/25		1,570,000	1,807,415
RB Series 2009B	5.00%		05/01/26		1,030,000	1,172,882
Massachusetts State Turnpike
Turnpike RB Series 1993A	5.00%		01/01/20	(a)	725,000	874,147
Massachusetts Water Pollution Abatement Trust
State Revolving Fund Bonds Series 15A	4.00%		08/01/17		2,000,000	2,305,780

						24,242,863

MICHIGAN 4.0%
Delta Cnty Economic Development Corp
Refunding RB (MeadWestvaco-Escanaba Paper Co) Series 2002	6.25%	04/15/12	04/15/27	(a)	1,000,000	1,093,660
Grand Rapids
Refunding RB Series 2010	5.00%		01/01/25		1,000,000	1,175,260
Refunding RB Series 2010	5.00%		01/01/26		1,345,000	1,573,959
Refunding RB Series 2010	5.00%		01/01/27		2,000,000	2,329,820
Michigan
Refunding Bonds (State Trunk Line Fund) Series 2009	5.00%		11/01/22		2,900,000	3,353,908
Michigan Building Auth
2002 Revenue & Refunding RB (Facilities Program) Series III	5.00%	10/15/12	10/15/26	(a)	4,370,000	4,791,312
Michigan Finance Auth
RAN (Detroit SD) Series 2010E	4.75%		08/22/11		1,000,000	1,008,330
Michigan State Hospital Finance Auth
Refunding RB (Trinity Health) Series 2008A1	5.25%		12/01/15		1,500,000	1,669,515
Wayne Cnty Community College
Bonds Series 1999	5.50%		07/01/19		1,000,000	1,016,070

						18,011,834

MINNESOTA 1.1%
Minneapolis/St. Paul Housing & Redevelopment Auth
Health Care Facilities RB (Children’s Health Care) Series 1995B	3.00%		08/15/11		250,000	254,907
Health Care Facilities RB (Children’s Health Care) Series 2010A	2.00%		08/15/11		330,000	334,495
Health Care Facilities RB (Children’s Health Care) Series 2010A	3.00%		08/15/12		275,000	285,376
Health Care Facilities RB (Children’s Hospitals & Clinics) Series 2004A1	3.00%		08/15/12		500,000	521,040
Minnesota Higher Education Facilities Auth
RB (Gustavus Adolphus College) Series 7B	4.75%		10/01/35		250,000	256,105
Nobles Cnty
Water System GO Bonds Series 2009C	3.00%		08/01/12		2,950,000	3,090,656
Stewartville ISD No. 534
GO Refunding Bonds Series A	4.00%		02/01/15		260,000	292,497

						5,035,076

MISSOURI 2.7%
Boone Cnty
Hospital RB (Boone Hospital Center) Series 2008	5.00%		08/01/13	(f)	1,600,000	1,725,632
Hanley Road & North of Folk Ave Transportation Development District
Transportation Sales Tax RB Series 2005	5.00%	10/01/12	10/01/25	(a)	1,260,000	1,382,018
Transportation Sales Tax RB Series 2005	5.40%	10/01/12	10/01/31	(a)(f)	5,245,000	5,796,302
Missouri Environmental Improvement & Energy Resources Auth
Water Pollution Control & Drinking Water Refunding RB Series 2010A	5.00%		01/01/21		2,000,000	2,445,300
Missouri Health & Educational Facilities Auth
RB (SSM Health Care) Series 2002A	5.25%		06/01/12		800,000	859,360

						12,208,612

See financial notes 21

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

NEVADA 2.1%
Clark Cnty
Airport System Jr Sub Lien Revenue Notes Series 2010E2	5.00%		07/01/12		2,000,000	2,136,960
Airport System RB Sr Series 2010D	5.00%		07/01/17		1,000,000	1,151,250
Airport System RB Sr Series 2010D	5.00%		07/01/18		1,750,000	2,026,867
Clark Cnty Airport
Passenger Facility Charge Sub Lien RB (Las Vegas-McCarran) Series 2008A	5.00%		07/01/15		1,115,000	1,253,951
Nevada
Highway Improvement RB (Motor Vehicle Fuel Tax) Series 2004	5.50%		12/01/18		1,890,000	2,149,573
Overton Power District No. 5
Special Obligation RB Series 2008	5.00%		12/01/12		30,000	31,700
Sparks Redevelopment Agency
Refunding RB (Redevelopment Area No. 1) Series 2010	4.00%		01/15/11		425,000	428,264

						9,178,565

NEW HAMPSHIRE 0.7%
New Hampshire Health & Education Facilities Auth
RB (Dartmouth College) Series 2009	5.00%		06/01/19		400,000	488,640
RB (Dartmouth-Hitchcock) Series 2009	6.00%		08/01/38		600,000	654,402
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2008E	6.63%		07/01/38		1,755,000	1,893,241

						3,036,283

NEW JERSEY 3.2%
Cranbury Township
General Improvement Refunding Bonds	2.75%		12/01/15	(f)	430,000	464,456
General Improvement Refunding Bonds	3.00%		12/01/16		320,000	348,307
General Improvement Refunding Bonds	3.00%		12/01/17		285,000	308,128
General Improvement Refunding Bonds	4.00%		12/01/18		400,000	464,476
General Improvement Refunding Bonds	3.50%		12/01/19		410,000	456,535
General Improvement Refunding Bonds	4.00%		12/01/22		565,000	644,055
Middlesex Cnty Improvement Auth
Lease RB (Regional Educational Services Commission) Series 2008	4.00%		12/15/15		415,000	471,573
Lease Refunding RB (Youth Detention Center) Series 2010	4.00%		07/01/13		1,130,000	1,229,903
Lease Refunding RB (Youth Detention Center) Series 2010	2.00%		07/01/14		430,000	447,260
Lease Refunding RB (Youth Detention Center) Series 2010	3.00%		07/01/16		225,000	243,371
Monmouth Cnty Improvement Auth
Governmental Loan RB Series 2008	5.25%		12/01/18		85,000	106,338
Governmental Loan RB (Atlantic Highlands) Series 2010	3.00%		02/01/13		245,000	259,722
New Jersey
COP (Equipment Lease Purchase) Series 2009A	5.25%		06/15/28		500,000	550,155
COP (Equipment Lease Purchase) Series 2009A	5.25%		06/15/29		150,000	164,227
New Jersey Building Auth
State Building Refunding RB Series 2009B	4.00%		12/15/19		225,000	245,583
New Jersey Economic Development Auth
School Facilities Construction Bonds Series 2003F	5.25%	06/15/13	06/15/16	(a)	2,140,000	2,420,597
New Jersey Educational Facilities Auth
Refunding RB (Princeton Theological Seminary) Series 2009B	5.00%		07/01/19		140,000	173,191
Refunding RB (Princeton Theological Seminary) Series 2009B	4.00%		07/01/20		300,000	343,104
New Jersey Health Care Facilities Financing Auth
Refunding RB (AHS Hospital) Series 1997A	6.00%		07/01/12	(a)(f)	2,000,000	2,193,300
New Jersey Transportation Trust Fund Auth
Transportation System Bonds Series 2001C	5.50%		12/15/15	(a)	110,000	129,632
Transportation System Bonds Series 2005D	5.00%	06/15/15	06/15/17	(a)	2,000,000	2,369,640
Princeton Township
General Improvement Refunding Bonds	4.00%		09/01/12		75,000	80,312
General Improvement Refunding Bonds	4.00%		09/01/13		125,000	137,751

						14,251,616

22 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

NEW MEXICO 1.0%
Albuquerque
Sub Lien Airport Refunding RB Series 2008E	5.00%		07/01/12	(f)	1,150,000	1,225,072
Bernalillo Cnty
GO Refunding Bonds Series 2010	3.50%		02/01/17		390,000	433,469
GO Refunding Bonds Series 2010	4.00%		02/01/19		500,000	574,135
GO Refunding Bonds Series 2010	4.00%		02/01/20		255,000	291,957
GO Refunding Bonds Series 2010	4.00%		02/01/21		1,065,000	1,201,065
New Mexico Hospital Equipment Loan Council
Hospital System RB (Presbyterian Healthcare) Series 2008A	5.25%		08/01/15		500,000	556,560
Hospital System RB (Presbyterian Healthcare) Series 2008A	5.25%		08/01/16		10,000	11,298

						4,293,556

NEW YORK 7.2%
Long Island Power Auth
Electric System General RB Series 2009A	5.00%		04/01/15		820,000	941,024
Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2009A	5.00%		11/15/18		145,000	178,114
New York City
GO Bonds Fiscal 2002 Series G	5.75%	08/01/12	08/01/16	(a)	60,000	66,202
New York City Transitional Finance Auth
Future Tax Secured Refunding Bonds Fiscal 2003 Series B	5.25%		02/01/29		1,000,000	1,017,630
Future Tax Secured Sub RB Fiscal 2010 Series C1	4.00%		08/01/16		3,000,000	3,419,040
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%		11/01/17		1,000,000	1,209,590
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%		11/01/18		1,000,000	1,223,150
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%		11/01/19		1,000,000	1,228,340
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%		11/01/20		1,000,000	1,224,910
New York State Dormitory Auth
Master BOCES Program Lease RB (Oneida Herkimer Madison) Series 2008	5.25%		08/15/16		950,000	1,116,545
RB (Cornell Univ) Series 1990B	5.00%		07/01/18		380,000	464,679
RB (Mental Health Services Facilities) Series 2010A	4.00%		02/15/12		200,000	208,882
RB (Mental Health Services Facilities) Series 2010A	4.00%		02/15/13		1,000,000	1,075,450
RB (Orange Regional Medical Center) Series 2008	5.50%		12/01/11		420,000	430,168
State Personal Income Tax RB Series 2009A	5.00%		02/15/18		3,000,000	3,626,970
New York State Environmental Facilities Corp
State Clean Water & Drinking Water Revolving Funds Sub RB Series 2010A	5.00%		06/15/26		4,000,000	4,684,840
New York State Thruway Auth
Local Highway & Bridge Service Contract Bonds Series 2009	4.00%		04/01/16		545,000	609,272
Local Highway & Bridge Service Contract Bonds Series 2009	5.00%		04/01/16		1,775,000	2,078,205
Local Highway & Bridge Service Contract Bonds Series 2009	4.00%		04/01/17		800,000	897,624
Second General Highway & Bridge Trust Fund Bonds Series 2010A	4.00%		04/01/12		1,000,000	1,055,260
Second General Highway & Bridge Trust Fund Bonds Series 2010A	5.00%		04/01/13		3,000,000	3,338,760
New York State Urban Development Corp
State Personal Income Tax RB Series 2009A1	5.00%		12/15/17		570,000	693,536
Village of Lake Success
GO Refunding Bonds Series 2010B	4.00%		12/01/15		450,000	511,151
GO Refunding Bonds Series 2010B	4.00%		12/01/18		360,000	412,405
GO Refunding Bonds Series 2010B	4.00%		12/01/19		125,000	142,826
GO Refunding Bonds Series 2010B	4.00%		12/01/20		305,000	348,185

						32,202,758

NORTH CAROLINA 1.0%
Durham Cnty
COP Series 2009A	4.00%		06/01/18		2,000,000	2,248,940
Guilford Cnty
GO Refunding Bonds Series 2010C	4.00%		02/01/12		1,000,000	1,052,350
Winston-Salem
GO Refunding Bonds Series 2010B	5.00%		06/01/22		885,000	1,078,682

						4,379,972

See financial notes 23

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

OHIO 1.8%
Bowling Green State Univ
General Receipts Bonds Series 2010A	2.00%		06/01/12		675,000	684,410
General Receipts Bonds Series 2010A	3.00%		06/01/13		1,495,000	1,559,569
Cleveland
Airport System RB Series 2009C	3.00%		01/01/11		3,300,000	3,324,024
Mahoning Cnty Career & Technical Center
COP Series 2008	6.25%	12/01/11	12/01/36	(a)	190,000	204,130
Ohio Water Development Auth
RB (Pollution Control Loan Fund) Series 2010A	5.00%		12/01/24		1,500,000	1,760,415
Westerville
GO Limited Tax Bonds Series 2010	4.00%		12/01/18		420,000	489,443

						8,021,991

OKLAHOMA 0.9%
Grady Cnty School Finance Auth
Educational Facilities Lease RB (Bridge Creek Public Schools) Series 2008	5.00%		09/01/16	(f)	945,000	1,103,817
Oklahoma Cnty Finance Auth
Educational Facilities Lease RB (Putnam Public Schools) Series 2010	3.00%		03/01/11		1,000,000	1,009,690
Oklahoma Water Resources Board
RB Series 2010	5.00%		04/01/26		1,390,000	1,607,952
RB Series 2010	5.00%		04/01/28		460,000	525,007

						4,246,466

OREGON 0.3%
Chemeketa Community College District
GO Bonds Series 2008	5.50%		06/15/24		425,000	504,080
Columbia River Peoples’ Utility District
Electric System Revenue Obligations Series 2000B	5.50%	12/01/10	12/01/19	(a)	125,000	126,602
Forest Grove
Student Housing RB (Oak Tree Foundation) Series 2007	5.00%		03/01/14	(c)(d)	910,000	928,391

						1,559,073

PENNSYLVANIA 2.6%
Lehigh Cnty General Purpose Auth
Hospital RB (St Luke’s Hospital of Bethlehem) Series 2003	5.38%	08/15/13	08/15/33	(a)	1,650,000	1,885,257
Montgomery Cnty Higher Education & Health Auth
RB (Arcadia Univ) Series 2010	5.25%		04/01/30		1,060,000	1,098,711
Pennsylvania Economic Development Financing Auth
Solid Waste Disposal RB (Waste Management) Series 2006	2.75%		09/01/13		2,000,000	2,023,000
Pennsylvania Higher Educational Facilities Auth
RB (Univ of Pennsylvania) Series 2009A	5.00%		09/01/19		1,200,000	1,477,236
Pennsylvania Intergovernmental Coop Auth
Special Tax Refunding RB (Philadelphia Funding Program) Series 2010	5.00%		06/15/18		2,000,000	2,422,400
Special Tax Refunding RB (Philadelphia Funding Program) Series 2010	5.00%		06/15/20		1,070,000	1,298,777
Philadelphia SD
TRAN 2010-2011 Series A	2.50%		06/30/11		1,250,000	1,265,200

						11,470,581

PUERTO RICO 1.2%
Puerto Rico Electric Power Auth
Power RB Series CCC	5.25%		07/01/27		4,000,000	4,365,400
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	5.00%	08/01/11	08/01/39	(a)	1,150,000	1,199,576

						5,564,976

24 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

RHODE ISLAND 0.0%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity Bonds Series 10A	6.50%		10/01/22	(f)	20,000	20,018

SOUTH CAROLINA 1.0%
Beaufort-Jasper Water & Sewer Auth
Waterworks & Sewer System Refunding RB Series 2010B	5.00%		03/01/21		500,000	610,625
Waterworks & Sewer System Refunding RB Series 2010B	5.00%		03/01/22		570,000	698,176
Waterworks & Sewer System Refunding RB Series 2010B	5.00%		03/01/23		495,000	607,969
Medical Univ Hospital Auth
Refunding RB Series 2002A	6.50%	08/15/12	08/15/32	(a)(f)	2,000,000	2,237,980
South Carolina Jobs Economic Development Auth
Hospital Refunding & Improvement RB (Palmetto Health) Series 2009	3.00%		08/01/12		345,000	351,106

						4,505,856

SOUTH DAKOTA 0.3%
South Dakota Health & Educational Facilities Auth
RB (Sanford Health) Series 2009	5.00%		11/01/16		385,000	428,236
RB (Sanford Health) Series 2009	5.00%		11/01/17		1,000,000	1,108,270

						1,536,506

TENNESSEE 0.6%
Memphis
Electric System Sub Refunding RB Series 2010	2.50%		12/01/14		270,000	287,018
Electric System Sub Refunding RB Series 2010	5.00%		12/01/14		1,000,000	1,168,980
Electric System Sub Refunding RB Series 2010	4.00%		12/01/16		1,000,000	1,138,870

						2,594,868

TEXAS 7.7%
Anna ISD
GO Bonds Series 2010A	5.00%		08/15/50	(a)(e)	3,000,000	3,185,970
Collin Cnty
Limited Tax Refunding & Permanent Improvement Bonds Series 2009A	4.00%		02/15/19		745,000	854,068
Conroe ISD
Unlimited Tax Refunding Bonds Series 2004B	1.50%		02/15/12	(a)	10,000	10,169
Unlimited Tax Refunding Bonds Series 2004B	2.00%		02/15/13	(a)(f)	80,000	82,799
Unlimited Tax Refunding Bonds Series 2004B	3.50%		02/15/19	(a)	400,000	444,132
Del Valle ISD
Unlimited Tax Refunding Bonds Series 2010	4.00%		02/01/12	(a)	250,000	262,543
Unlimited Tax Refunding Bonds Series 2010	4.00%		02/01/13	(a)	250,000	270,880
El Paso
Water & Sewer Refunding RB Series 2008C	5.00%		03/01/19		500,000	587,185
El Paso Cnty Hospital District
Refunding Bonds Series 2009	2.00%		08/15/11		1,320,000	1,334,837
Refunding Bonds Series 2009	3.00%		08/15/12		1,400,000	1,453,928
Fort Bend Cnty
Limited Tax & Refunding Bonds Series 2009	5.00%		03/01/17		250,000	298,488
Fort Bend ISD
Unlimited Tax Refunding Bonds Series 2005	2.00%		02/15/11	(a)	750,000	755,047
Fort Worth
GO Bonds (Combination Tax & Parking Revenue) Series 2009	4.45%		03/01/18	(c)	2,000,000	2,215,640
Galveston Cnty
Limited Tax Flood Control Bonds Series 2009C1	3.00%		02/01/15		110,000	117,259
Limited Tax Flood Control Bonds Series 2009C1	3.00%		02/01/16		105,000	111,301
Limited Tax Flood Control Bonds Series 2009C1	3.50%		02/01/18		550,000	594,341
Garland
Combination Tax & Revenue Certificates of Obligation Series 2009	5.00%		02/15/26		1,455,000	1,670,762
Combination Tax & Revenue Certificates of Obligation Series 2009	5.00%		02/15/27	(f)	1,530,000	1,753,196

See financial notes 25

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Combination Tax & Revenue Certificates of Obligation Series 2009	5.00%		02/15/28		1,110,000	1,268,364
Harris Cnty Cultural Education Facilities Finance Corp
Refunding RB (Methodist Hospital System) Series 2009B2	5.00%	06/01/13	12/01/41		1,000,000	1,103,270
Houston
Combined Utility System First Lien Refunding RB Series 2004C1	5.00%	05/15/11	05/15/34	(f)	1,000,000	1,031,110
Katy ISD
Refunding Bonds Series 2010A	4.00%		02/15/13	(a)	1,200,000	1,301,832
Klein ISD
Unlimited Tax Refunding Bonds Series 2009A	4.00%		08/01/17		810,000	925,303
Lone Star College System
Maintenance Tax Notes Series 2009	3.25%		09/15/18		150,000	164,084
Maintenance Tax Notes Series 2009	5.00%		09/15/24		1,000,000	1,172,770
Maintenance Tax Notes Series 2009	5.00%		09/15/25		775,000	902,177
Northside ISD
Unlimited Tax GO Bonds Series 2010	1.50%	08/01/12	08/01/40	(a)	2,000,000	2,022,300
Rio Grande Consolidated ISD
Unlimited Tax GO Bonds Series 2010	2.75%		08/15/19	(a)(e)	900,000	939,267
San Antonio
Electric & Gas Systems Refunding RB Series 2002	5.38%		02/01/14		1,000,000	1,154,740
Electric & Gas Systems Refunding RB Series 2009D	5.00%		02/01/17		1,130,000	1,351,785
South San Antonio ISD
Unlimited Tax Refunding Bonds Series 2010	5.00%		08/15/21	(a)	2,450,000	2,942,107
Travis Cnty
Limited Tax Refunding Bonds Series 2009	5.00%		03/01/18		1,875,000	2,277,769

						34,559,423

UTAH 0.9%
Riverton
RB (IHC Health Services) Series 2009	5.00%		08/15/15		950,000	1,088,016
Salt Lake Cnty
Sales Tax Refunding RB Series 2010A	3.00%		02/01/15		725,000	784,153
Sales Tax Refunding RB Series 2010A	3.00%		02/01/16		300,000	325,581
Sales Tax Refunding RB Series 2010A	4.00%		02/01/17		645,000	738,957
Salt Lake Cnty Municipal Building Auth
Lease RB Series 2009A	3.00%		12/01/12		1,200,000	1,262,172

						4,198,879

VIRGINIA 2.9%
Arlington Cnty IDA
Hospital Refunding RB (Virginia Hospital Center) Series 2010	5.00%		07/01/18		4,700,000	5,264,235
Fairfax Cnty IDA
Health Care RB (Inova Health System) Series 2009C	5.00%		05/15/25		400,000	433,096
Hospital RB (Inova Health System) Series 2009A	5.00%		05/15/17		90,000	103,498
Henrico Cnty
GO Public Improvement Refunding Bonds Series 2009	4.00%		03/01/18		215,000	249,658
Leesburg
GO Refunding Bonds Series 2009B	4.00%		02/01/12		200,000	209,454
GO Refunding Bonds Series 2009B	3.00%		02/01/13		60,000	63,293
Prince William Cnty
GO Refunding Bonds Series 2010A	3.00%		08/01/17		750,000	812,295
GO Refunding Bonds Series 2010A	5.00%		08/01/17		2,000,000	2,441,740
Richmond
GO Bonds Series 2009A	4.00%		07/15/16		85,000	96,942
GO Bonds Series 2009A	5.00%		07/15/28		60,000	68,677
GO Bonds Series 2009B	4.00%		07/15/14		2,630,000	2,949,782
Virginia Housing Development Auth
Homeownership Mortgage Bonds Series 2010A	4.00%		03/01/20		225,000	234,146

						12,926,816

WASHINGTON 1.0%
Energy Northwest
Electric Refunding RB (Project No. 3) Series 2009A	5.25%		07/01/18		1,000,000	1,235,190

26 See financial notes

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Kent SD No. 415
Unlimited Tax GO Refunding Bonds Series 1993A	5.55%		12/01/11		320,000	329,011
Washington
GO Bonds Series 1990A	6.75%		02/01/15		1,000,000	1,123,090
Washington Health Care Facilities Auth
RB (Overlake Hospital Medical Center) Series 2010	5.00%		07/01/17		1,515,000	1,650,926

						4,338,217

WISCONSIN 1.4%
Wisconsin
General Fund Annual Appropriation Bonds Series 2009A	6.00%		05/01/26		1,000,000	1,209,460
Wisconsin Health & Educational Facilities Auth
RB (Aurora Health Care) Series 2009B1	4.75%	08/15/14	08/15/25		1,475,000	1,558,618
RB (Aurora Health Care) Series 2009B2	5.13%	08/15/16	08/15/27		1,250,000	1,383,687
RB (Children’s Hospital of Wisconsin) Series 2008B	4.20%		08/15/18		450,000	480,056
RB (Children’s Hospital of Wisconsin) Series 2008B	5.38%		08/15/24		1,050,000	1,172,293
RB (Thedacare) Series 2010	2.50%		12/15/10		300,000	301,071

						6,105,185

Total Fixed-Rate Obligations
(Cost $394,034,018)						415,821,569

Variable-Rate Obligations 5.6% of net assets

ALASKA 0.1%
Valdez
Marine Terminal Refunding RB (BP Pipelines) Series 2003C	0.77%	09/01/10	07/01/37		500,000	500,000

CALIFORNIA 1.8%
California
Economic Recovery Bonds Series 2004C4	0.23%	09/01/10	07/01/23	(a)	300,000	300,000
California Educational Facilities Auth
RB (Univ of San Francisco) Series 2003	1.30%	09/01/10	05/01/33	(a)	750,000	750,000
California Pollution Control Financing Auth
Refunding RB (BP West Coast Products) Series 2008	0.77%	09/01/10	01/01/43		1,800,000	1,800,000
Univ of California
Medical Center Pooled RB Series 2007B1	0.26%	09/01/10	05/15/32	(b)	5,000,000	5,000,000

						7,850,000

GEORGIA 0.3%
Barstow Cnty Development Auth
Pollution Control RB (Georgia Power Plant Bowen) First Series 2009	0.70%	09/01/10	12/01/32		1,500,000	1,500,000

ILLINOIS 0.2%
Chicago
GO Bonds Series 2002B3	0.29%	09/01/10	01/01/37	(a)	630,000	630,000

LOUISIANA 0.2%
Louisiana Public Facilities Auth
RB (Air Products & Chemicals) Series 2010	0.52%	09/01/10	08/01/50		1,000,000	1,000,000

MASSACHUSETTS 0.3%
Massachusetts
GO Refunding Bonds Series 2010A	0.54%	09/02/10	02/01/12		1,500,000	1,500,780

NEW YORK 1.2%
New York City
GO Bonds Fiscal 1995 Series B5	0.23%	09/01/10	08/15/22	(b)	1,000,000	1,000,000

See financial notes 27

 Schwab Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
GO Bonds Fiscal 2006 Series H2	0.28%	09/01/10	01/01/36	(a)	1,300,000	1,300,000
GO Bonds Fiscal 2008 Series J3	0.60%	09/01/10	08/01/23	(a)	1,000,000	1,000,000
GO Bonds Fiscal 2008 Series J4	0.27%	09/01/10	08/01/28	(b)(c)	2,000,000	2,000,000

						5,300,000

PENNSYLVANIA 0.3%
Allegheny Cnty Hospital Development Auth
RB (Univ of Pittsburgh Medical Center) Series 2010F	1.35%	09/02/10	08/01/13		1,500,000	1,504,050

TENNESSEE 0.5%
Clarksville Public Building Auth
Pooled Financing RB (Tennessee Municipal Bond Fund) Series 2003	0.27%	09/01/10	01/01/33	(a)	2,000,000	2,000,000

VIRGINIA 0.7%
Fairfax Cnty IDA
Health Care RB (Inova Health System) Series 2005A2	0.25%	09/01/10	05/15/35	(b)	3,000,000	3,000,000

Total Variable-Rate Obligations
(Cost $24,780,000)						24,784,830

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $418,811,444 and the unrealized appreciation and depreciation were $21,798,516 and ($3,561), respectively, with a net unrealized appreciation of $21,794,955.

*	The effective maturity is the put or demand feature of a security or for variable-rate obligations it is the next interest rate change date. The final maturity date is the final legal maturity of a security. See Glossary for definition of maturity.
(a)	Credit-enhanced security.
(b)	Liquidity-enhanced security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,144,031 or 1.2% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $928,391 or 0.2% of net assets.
(e)	Delayed-delivery security.
(f)	All or a portion of this security is held as collateral for delayed-delivery securities.
(g)	Zero Coupon Bond.

COP —	Certificate of participation
GO —	General obligation
HFA —	Housing finance agency/authority
IDA —	Industrial development agency/authority
IDB —	Industrial development board
ISD —	Independent school district
RAN —	Revenue anticipation note
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TRAN —	Tax and revenue anticipation note
USD —	Unified school district

28 See financial notes

 Schwab Tax-Free Bond Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $418,814,018)		$440,606,399
Cash		226,339
Receivables:
Investments sold		20,076,034
Interest		4,050,624
Fund shares sold		1,973,077
Prepaid expenses	+	6,819

Total assets		466,939,292

Liabilities

Payables:
Investments bought		20,036,240
Investment adviser and administrator fees		5,269
Shareholder services fees		13,647
Fund shares redeemed		420,112
Distributions to shareholders		340,543
Trustees’ fees		1,931
Accrued expenses	+	57,378

Total liabilities		20,875,120

Net Assets

Total assets		466,939,292
Total liabilities	−	20,875,120

Net assets		$446,064,172

Net Assets by Source
Capital received from investors		419,892,141
Net investment income not yet distributed		47,752
Net realized capital gains		4,331,898
Net unrealized capital gains		21,792,381

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$446,064,172		38,054,629		$11.72

See financial notes 29

 Schwab Tax-Free Bond Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest		$10,943,277

Expenses

Investment adviser and administrator fees		1,023,251
Shareholder service fees		841,135
Portfolio accounting fees		71,142
Shareholder reports		63,182
Registration fees		63,008
Professional fees		28,742
Transfer agent fees		23,496
Custodian fees		12,971
Trustees’ fees		9,940
Interest expense		627
Other expenses	+	14,026

Total expenses		2,151,520
Expense reduction by adviser and Schwab	−	473,565
Custody credits	−	226

Net expenses	−	1,677,729

Net investment income		9,265,548

Realized and Unrealized Gains (Losses)

Net realized gains on investments		6,611,332
Net realized gains on futures contracts	+	147,839

Net realized gains		6,759,171
Net unrealized gains on investments	+	15,956,768

Net realized and unrealized gains		22,715,939

Increase in net assets resulting from operations		$31,981,487

30 See financial notes

 Schwab Tax-Free Bond Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09-8/31/10			9/1/08-8/31/09
Net investment income		$9,265,548	$5,430,924
Net realized gains		6,759,171	2,561,426
Net unrealized gains	+	15,956,768	4,133,520

Increase in net assets from operations		31,981,487	12,125,870

Distributions to shareholders

Distributions from net investment income		9,298,762	5,390,278
Distribution from net realized gains	+	3,135,378	—

Total distributions		$12,434,140	$5,390,278

Transactions in Fund Shares

		9/1/09-8/31/10		9/1/08-8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		25,578,202	$289,670,972	18,609,341	$200,620,524
Shares reinvested		694,004	7,855,563	305,205	3,279,226
Shares redeemed	+	(10,790,237)	(121,964,678)	(6,329,082)	(67,516,594)

Net transactions in fund shares		15,481,969	$175,561,857	12,585,464	$136,383,156

Shares Outstanding and Net Assets

		9/1/09-8/31/10		9/1/08-8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		22,572,660	$250,954,968	9,987,196	$107,836,220
Total increase	+	15,481,969	195,109,204	12,585,464	143,118,748

End of period		38,054,629	$446,064,172	22,572,660	$250,954,968

Net investment income not yet distributed			$47,752		$52,786

See financial notes 31

Schwab California Tax-Free Bond Fund™

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	11.30	11.37	11.30	11.66	11.84

Income (loss) from investment operations:
Net investment income (loss)	0.35	0.42	0.47	0.48	0.49
Net realized and unrealized gains (losses)	0.64	(0.07)	0.07	(0.30)	(0.17)

Total from investment operations	0.99	0.35	0.54	0.18	0.32
Less distributions:
Distributions from net investment income	(0.35)	(0.42)	(0.47)	(0.48)	(0.49)
Distributions from net realized gains	—	—	—	(0.06)	(0.01)

Total distributions	(0.35)	(0.42)	(0.47)	(0.54)	(0.50)

Net asset value at end of period	11.94	11.30	11.37	11.30	11.66

Total return (%)	8.89	3.24	4.89	1.57	2.78

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.49	0.56	0.60
Gross operating expenses	0.59	0.60	0.61	0.61	0.60
Net investment income (loss)	2.99	3.82	4.16	4.15	4.19
Portfolio turnover rate	88	119	89	19	19
Net assets, end of period ($ x 1,000,000)	446	361	308	217	205

32 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). The effective maturity date is the date of a put or demand feature, if the security has one. The final maturity date is the final legal maturity of the security. For variable-rate obligations, the rate shown is the rate as of the report date, and the effective maturity date shown is the next interest rate change date and the final maturity date is the final legal maturity of the security.

			Cost	Value
Holdings by Category			($)	($)

95.0%		Fixed-Rate Obligations	401,803,699	423,786,813
5.3%		Variable-Rate Obligations	23,822,000	23,707,581

100.3%		Total Investments	425,625,699	447,494,394
(0	.3)%	Other Assets and Liabilities, Net		(1,527,944)

100.0%		Net Assets		445,966,450

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

Fixed-Rate Obligations 95.0% of net assets

CALIFORNIA 93.1%
Acton-Agua Dulce USD
GO Bonds Series A	5.00%		08/01/26	(g)	1,190,000	1,333,335
Alameda Corridor Transportation Auth
Sr Lien RB Series 1999A	5.13%		10/01/16	(g)	1,170,000	1,185,795
Alameda-Contra Costa Transit District
COP (FHR Computer System Financing) Series 2007	4.00%		08/01/12	(g)	810,000	852,241
Anaheim Public Financing Auth
Lease Refunding RB Series 2008	4.50%		08/01/17		1,165,000	1,315,180
RB (Water System) Series 2008	5.00%		10/01/37		1,495,000	1,588,796
Sr Lease RB Series 1997A	6.00%		09/01/24	(a)(g)	5,000,000	6,018,350
Assoc of Bay Area Governments
RB (Casa de las Campanas) Series 2010	5.13%		09/01/20	(a)(g)	5,000,000	5,274,050
RB (Channing House) Series 2010	5.25%		05/15/20	(a)	2,000,000	2,136,180
RB (Sharp HealthCare) Series 2009B	6.00%		08/01/24	(g)	925,000	1,061,003
Tax Allocation RB (California Redevelopment Agency Pool) Series 1997A6	5.25%		12/15/17	(a)	220,000	220,367
Berkeley
COP (Berkeley Animal Shelter) Series 2010	5.75%		08/01/30		575,000	641,683
COP (Berkeley Animal Shelter) Series 2010	5.75%		08/01/40		1,450,000	1,574,250
Beverly Hills Public Finance Auth
Lease RB Series 2010A	4.00%		06/01/13		800,000	873,232
Lease RB Series 2010A	4.00%		06/01/14		160,000	178,597
Lease RB Series 2010A	4.00%		06/01/15		155,000	174,879
Lease RB Series 2010A	4.00%		06/01/16		100,000	113,886
Beverly Hills USD
GO Bonds Series 2009	0.00%		08/01/21	(h)	350,000	229,884
California
Economic Recovery Bonds Series 2004A	5.00%		07/01/12		1,310,000	1,414,865
Economic Recovery Bonds Series 2004A	5.25%		07/01/13	(a)	165,000	187,478
Economic Recovery Bonds Series 2004A	5.25%		07/01/13		225,000	253,748
GO Bonds Series 2000	5.63%		05/01/18		50,000	50,663
GO Bonds Series 2002	5.00%	02/01/12	02/01/21	(a)	600,000	639,852
GO Bonds Series 2002	5.25%	04/01/12	04/01/32	(a)	4,845,000	5,227,803
California Dept of Water Resources
Power Supply RB Series 2002A	6.00%	05/01/12	05/01/15	(a)	500,000	552,340
Power Supply RB Series 2002A	5.50%	05/01/12	05/01/16	(a)	4,110,000	4,506,204
Power Supply RB Series 2002A	5.38%	05/01/12	05/01/17	(a)	1,860,000	2,035,454
Power Supply RB Series 2002A	5.75%	05/01/12	05/01/17	(a)(g)	3,000,000	3,301,620
Power Supply RB Series 2002A	5.38%	05/01/12	05/01/18	(a)	2,590,000	2,834,315

See financial notes 33

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Power Supply RB Series 2005F5	5.00%		05/01/22		3,000,000	3,474,540
Power Supply RB Series 2008H	4.50%		05/01/17		1,900,000	2,219,333
Water System RB (Central Valley) Series AE	5.00%		12/01/21		55,000	65,135
Water System RB (Central Valley) Series AG	5.00%		12/01/26		3,845,000	4,454,932
Water System RB (Central Valley) Series AG	5.00%		12/01/28		4,450,000	5,094,093
California Educational Facilities Auth
RB (California Institute of Technology) Series 2009	5.00%		11/01/39		1,250,000	1,365,075
RB (Pomona College) Series 2009A	5.00%		01/01/24	(g)	2,100,000	2,447,760
RB (Univ of Southern California) Series 2009C	5.25%		10/01/24	(g)	2,000,000	2,564,120
California Health Facilities Financing Auth
RB (Adventist Health System West) Series 2009C	5.00%		03/01/14		750,000	823,980
RB (Catholic Healthcare West) Series 2009B	5.00%	07/02/12	07/01/28	(g)	3,925,000	4,177,927
RB (Catholic Healthcare West) Series 2009F	5.00%	07/01/14	07/01/27		1,500,000	1,655,070
RB (Paradise Valley Estates) Series 2005	4.25%		12/01/12	(a)(g)	100,000	104,306
RB (Paradise Valley Estates) Series 2005	4.38%		12/01/13	(a)(g)	170,000	180,305
RB (Paradise Valley Estates) Series 2005	4.63%		12/01/15	(a)	200,000	217,070
RB (Paradise Valley Estates) Series 2005	4.75%		12/01/16	(a)	340,000	370,202
RB (Paradise Valley Estates) Series 2005	4.88%		12/01/17	(a)	200,000	216,654
RB (Paradise Valley Estates) Series 2005	5.00%		12/01/18	(a)	175,000	190,769
RB (Scripps Health) Series 2008A	5.00%		10/01/16	(g)	3,285,000	3,713,692
RB (Scripps Health) Series 2010A	5.00%		11/15/36		2,500,000	2,555,325
RB (St. Joseph Health System) Series 2009A	5.75%		07/01/39		1,800,000	1,929,780
RB (St. Joseph Health System) Series 2009C	5.00%	10/16/14	07/01/34		3,000,000	3,366,750
RB (Sutter Health) Series 2008A	5.00%		08/15/12	(g)	1,705,000	1,832,585
California Infrastructure & Economic Development Bank
RB (California Independent Systems Operator) Series 2009A	5.25%		02/01/21		3,000,000	3,299,010
RB (PG&E) Series G	3.75%	09/20/10	12/01/18	(g)	3,000,000	3,002,670
RB (Sanford Consortium) Series 2010A	4.00%		05/15/17		315,000	357,273
RB (Sanford Consortium) Series 2010A	4.00%		05/15/18		875,000	991,279
RB (Sanford Consortium) Series 2010A	4.50%		05/15/19		500,000	582,840
RB (Sanford Consortium) Series 2010A	5.00%		05/15/20		360,000	436,046
RB (USC-Soto St Health Sciences Building) Series 2010	5.00%		12/01/19		470,000	578,199
RB (USC-Soto St Health Sciences Building) Series 2010	3.25%		12/01/21		1,000,000	1,050,740
RB (USC-Soto St Health Sciences Building) Series 2010	5.00%		12/01/23		720,000	852,444
Refunding RB (J. Paul Getty Trust) Series 2007A1	2.50%	04/01/13	10/01/47	(g)	2,000,000	2,085,000
Refunding RB (Pepperdine Univ) Series 2010	5.00%		11/01/25		250,000	282,090
Refunding RB (Pepperdine Univ) Series 2010	5.00%		11/01/26		500,000	557,495
Refunding RB (Pepperdine Univ) Series 2010	5.00%		11/01/27		300,000	333,009
Refunding RB (Pepperdine Univ) Series 2010	5.00%		11/01/29		500,000	544,815
Refunding RB (PG&E) Series 2010E	2.25%	04/02/12	11/01/26		650,000	655,447
California Municipal Finance Auth
RB (High Tech High) Series 2008B	6.00%		07/01/28		845,000	813,617
Solid Waste Disposal RB (Waste Management) Series 2004	3.45%		09/01/14		1,800,000	1,789,272
Solid Waste Disposal RB (Waste Management) Series 2008A	1.00%	09/01/10	02/01/19		3,000,000	3,000,000
California Public Works Board
Lease RB Series 2009I1	6.63%		11/01/34		2,750,000	3,092,210
Lease RB (California State Univ) Series 2009J	6.00%		11/01/29		450,000	502,695
Lease RB (Dept of Corrections) Series 1993E	5.50%		06/01/15		555,000	594,744
California School Cash Reserve Program Auth
Sr Bonds Series 2010-2011A	2.00%		03/01/11		3,000,000	3,020,550
California Statewide Communities Development Auth
M/F Housing RB (740 S Olive St Apts) Series 2009L	2.10%		07/20/14	(a)	630,000	636,577
RB (Enloe Medical Center) Series 2008A	5.25%		08/15/12	(a)	975,000	1,036,649
RB (Enloe Medical Center) Series 2008A	5.50%		08/15/13	(a)	250,000	274,338
RB (Kaiser Permanente) Series 2002C	3.85%	06/01/12	11/01/29		550,000	573,232
RB (Kaiser Permanente) Series 2009A	5.00%		04/01/14		4,900,000	5,422,928
RB (Proposition 1A) Series 2009	5.00%		06/15/13		5,700,000	6,294,396
RB (St. Joseph Health System) Series 2000	4.50%		07/01/18		5,515,000	5,685,524
RB (Sunnyside/Vermont) Series 2001A	7.00%		04/20/36	(a)	3,870,000	4,118,880
Refunding RB (John Muir/Mt Diablo Health System) Series 2005A	5.00%		05/01/13		25,000	26,981
Sr Living RB (Southern California Presbyterian Homes) Series 2009	5.25%		11/15/14		1,000,000	1,056,540
Carmichael
Water District COP Refunding RB	5.00%		11/01/25		610,000	695,485
Water District COP Refunding RB	5.00%		11/01/26		820,000	926,625

34 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Water District COP Refunding RB	5.00%		11/01/29		2,000,000	2,204,180
Carson Redevelopment Agency
Tax Allocation Sub Bonds Series 2003D	6.00%	01/01/14	01/01/35	(a)	500,000	589,005
Central Valley Financing Auth
Refunding RB (Carson Ice Cogeneration) Series 2009	3.00%		07/01/11		825,000	837,804
Chula Vista Public Financing Auth
COP (Capital Facilities Refunding) Series 2010	5.50%		03/01/33		2,000,000	2,040,300
Citrus Heights Water District
Revenue Refunding COP Series 2010	3.00%		10/01/13	(f)	200,000	209,112
Revenue Refunding COP Series 2010	4.00%		10/01/17	(f)	235,000	252,052
Revenue Refunding COP Series 2010	4.00%		10/01/20	(f)	120,000	124,230
East Bay Municipal Utility District
Water System Sub Refunding RB Series 2010A	5.00%		06/01/30		2,000,000	2,258,120
East Bay Regional Park District
GO Bonds Series 2009A	5.00%		09/01/28		2,000,000	2,282,800
GO Bonds Series 2009A	5.00%		09/01/29		2,145,000	2,430,349
GO Refunding Bonds Series 2008	5.00%		09/01/13		135,000	152,473
Elsinore Valley Municipal Water District
Refunding COP Series 1992A	6.00%		07/01/12		1,720,000	1,782,969
Fresno
Water System RB Series 2010A1	5.50%		06/01/21		2,000,000	2,386,080
Water System RB Series 2010A1	5.50%		06/01/22		3,900,000	4,574,271
Gilroy Public Facilities Financing Auth
BAN Series 2009	2.00%		09/01/10		5,000,000	5,000,000
Refunding BAN Series 2010	3.00%		11/01/13		3,000,000	3,077,010
Golden State Tobacco Securitization Corp
Tobacco Settlement Asset-Backed Bonds Series 2003A1	6.25%	06/01/13	06/01/33	(a)	6,645,000	7,370,900
Golden West Schools Financing Auth
GO RB (Rowland USD) Series 2005	5.25%		09/01/24		1,675,000	1,995,092
Huntington Beach Public Finance Auth
Lease RB (Capital Improvement Financing) Series 2000A	5.50%	09/01/10	09/01/20		1,000,000	1,000,000
Lease Refunding RB Series 2010A	5.00%		09/01/30		1,000,000	1,079,150
Irvine Ranch Water District
COP Refunding Series 2010	5.00%		03/01/23		1,500,000	1,792,785
COP Refunding Series 2010	5.00%		03/01/25		2,540,000	2,989,148
COP Refunding Series 2010	5.00%		03/01/27		3,100,000	3,586,762
Long Beach
Harbor Refunding RB Series 2010B	5.00%		05/15/24		5,000,000	5,808,600
Los Angeles
Airport Sr RB Series 2010A	4.00%		05/15/20		2,500,000	2,757,675
Airport Sr RB Series 2010A	5.00%		05/15/32		7,565,000	8,142,588
Judgement Obligation Bonds Series 2010A	5.00%		06/01/20		5,690,000	6,593,003
Los Angeles Cnty
TRAN 2010-2011 Series A	2.00%		06/30/11		1,500,000	1,517,460
Los Angeles Cnty Metropolitan Transportation Auth
First Tier Sr Sales Tax Refunding RB Series 2009A	2.00%		07/01/11		2,685,000	2,723,154
Los Angeles Community College District
GO Bonds Series 2009A	6.00%		08/01/33		2,000,000	2,326,600
Los Angeles Community Redevelopment Agency
Lease RB (Vermont Manchester Social Services) Series 2005	5.00%		09/01/17		1,340,000	1,409,412
Los Angeles Dept of Water & Power
Power System RB Series 2001A1	5.25%		07/01/14		1,355,000	1,408,211
Power System RB Series 2008A2	5.00%		07/01/13		500,000	561,140
Power System RB Series 2008A2	5.00%		07/01/16		740,000	879,904
Power System RB Series 2009B	5.25%		07/01/23		2,750,000	3,224,320
Los Angeles Municipal Improvement Corp
Lease RB (Capital Equipment) Series 2007A	5.00%		08/01/14		175,000	197,540
Lease RB (Capital Equipment) Series 2009A	4.00%		04/01/14	(a)	230,000	252,570
Lease RB (Capital Equipment) Series 2009C	4.00%		09/01/16		1,600,000	1,744,944
Lease RB (Real Property) Series 2009E	5.00%		09/01/26		1,750,000	1,851,290
Lease RB (Real Property) Series 2009E	5.25%		09/01/29		1,000,000	1,048,940
Los Angeles USD
GO Bonds Series 2007E	5.00%		07/01/24		525,000	585,596
GO Bonds Series 2009I	5.00%		07/01/29		3,000,000	3,248,970
GO Refunding Bonds Series 2010A	4.00%		07/01/13		3,020,000	3,291,438

See financial notes 35

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
TRAN 2010-2011 Series A	2.00%		06/30/11		1,000,000	1,011,390
Lynwood Public Financing Auth
Lease Refunding RB Series 2003	5.00%		09/01/18		1,000,000	1,077,090
M-S-R Public Power Agency
Sub Lien RB Series 2008L	5.00%		07/01/16	(a)	1,065,000	1,245,017
Sub Lien RB Series 2008L	5.00%		07/01/17	(a)	855,000	1,005,386
Malibu
City Hall COP Series 2009A	4.00%		07/01/14		70,000	76,513
City Hall COP Series 2009A	4.00%		07/01/17		100,000	109,952
City Hall COP Series 2009A	4.00%		07/01/18		75,000	82,559
City Hall COP Series 2009A	5.00%		07/01/20		75,000	86,996
City Hall COP Series 2009A	5.00%		07/01/21		110,000	127,131
City Hall COP Series 2009A	5.00%		07/01/22		150,000	170,615
City Hall COP Series 2009A	5.00%		07/01/32		870,000	924,810
City Hall COP Series 2009A	5.00%		07/01/39		2,100,000	2,206,911
Marin Water District Financing Auth
Water RB Series 2010A	5.00%		07/01/35		1,000,000	1,083,090
Marina Jt Powers Financing Auth
M/F Housing RB (Abrams B Apts) Series 2006	3.90%	11/15/16	11/15/36	(a)	2,850,000	3,000,622
Menifee USD
GO Bonds Series A	5.50%		08/01/27		425,000	482,337
GO Bonds Series A	5.50%		08/01/29		180,000	200,993
Mojave Water Agency
Revenue COP Series 2009A	5.50%		06/01/29		5,590,000	6,211,943
Mt. Diablo Hospital District
Hospital RB Series 1993A	5.00%		12/01/13	(a)	3,495,000	3,731,087
Newport Beach
RB (Hoag Memorial Hospital Presbyterian) Series 2009D	5.00%	02/07/13	12/01/38		2,500,000	2,705,950
Northern California Transmission Agency
RB (California-Oregon Transmission) Series 1990A	4.00%		05/01/13		1,000,000	1,087,500
Oceanside Community Development Commission
M/F Rental Housing Refunding RB (Vista Del Oro Apts) Series 2001A	4.45%	04/01/11	04/01/31	(a)	1,250,000	1,250,900
Ohlone Community College District
GO Refunding Bonds Series 2010	4.00%		08/01/23	(f)	1,295,000	1,386,919
GO Refunding Bonds Series 2010	4.00%		08/01/25	(f)	1,615,000	1,687,610
GO Refunding Bonds Series 2010	4.50%		08/01/26	(f)	1,395,000	1,490,432
Orange Cove Irrigation District
Water Refunding RB Series 2009	3.75%		02/01/16		1,190,000	1,248,203
Water Refunding RB Series 2009	4.00%		02/01/17		1,465,000	1,544,579
Palomar Pomerado Health
COP 2009	5.50%		11/01/19		3,000,000	3,272,400
Pasadena
Refunding COP Series 2008C	5.00%		02/01/28		1,170,000	1,269,345
Pasadena Area Community College District
GO Bonds Series 2009D	5.00%		08/01/21		230,000	274,254
GO Bonds Series 2009D	5.00%		08/01/22		300,000	351,723
GO Bonds Series 2009D	5.00%		08/01/24		350,000	404,075
Pomona
S/F Mortgage Refunding RB Series 1990B	7.50%		08/01/23	(a)	1,000,000	1,362,450
Port of Oakland
RB Series 2002M	5.25%	11/01/12	11/01/16	(a)	3,600,000	3,981,924
Redlands USD
GO Bonds (Election of 2008) Series 2008	5.00%		07/01/27	(a)	90,000	98,653
GO Bonds (Election of 2008) Series 2008	5.00%		07/01/28	(a)	60,000	65,341
Riverside Cnty
Teeter Obligation Notes Series 2009C	2.00%		10/15/10		1,000,000	1,001,590
Roseville
Special Tax Refunding RB Series 2010	3.00%		09/01/13		1,525,000	1,549,964
Special Tax Refunding RB Series 2010	3.00%		09/01/14		2,200,000	2,215,686
San Bernardino Cnty Transportation Auth
Sales Tax Revenue Notes (Limited Tax Bonds) Series 2009A	4.00%		05/01/12		5,500,000	5,782,315
San Bernardino Community College District
GO Bonds Series A	6.25%		08/01/33		1,040,000	1,214,970
San Diego Cnty Water Auth Financing Agency
Water RB Series 2010A	5.00%		05/01/24		6,510,000	7,625,554

36 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2007A	5.00%		02/15/11		3,225,000	3,276,568
Lease Refunding RB Series 2010A	5.00%		09/01/19		1,010,000	1,135,987
Lease Refunding RB Series 2010A	4.25%		03/01/20		1,000,000	1,041,250
Lease Refunding RB Series 2010A	5.00%		09/01/20		795,000	885,614
Water Refunding RB Series 2009A	5.00%		08/01/26		1,030,000	1,149,501
San Diego Regional Building Auth
Lease RB (Cnty Operations Center & Annex Redevelopment) Series 2009A	3.00%		02/01/13		500,000	524,620
Lease RB (Cnty Operations Center & Annex Redevelopment) Series 2009A	3.25%		02/01/14		80,000	85,354
Lease RB (Cnty Operations Center & Annex Redevelopment) Series 2009A	4.00%		02/01/16		415,000	455,795
Lease RB (Cnty Operations Center & Annex Redevelopment) Series 2009A	4.00%		02/01/17		890,000	976,357
San Diego USD
GO Refunding Bonds Series 2006F1	5.25%		07/01/27		2,900,000	3,528,691
San Francisco
COP (Multiple Capital Improvements) Series 2009A	5.00%		04/01/15		800,000	917,304
COP (Multiple Capital Improvements) Series 2009A	5.00%		04/01/17		1,000,000	1,156,660
COP (Multiple Capital Improvements) Series 2009A	5.00%		04/01/21		4,225,000	4,781,263
GO Bonds (San Francisco General Hospital) Series 2010A	5.00%		06/15/12		9,140,000	9,869,281
San Francisco Airport Commission
RB Second Series 2009E	5.25%		05/01/24		1,000,000	1,136,940
RB Second Series 2009E	5.50%		05/01/25		2,000,000	2,311,100
RB Second Series 2009E	5.50%		05/01/26		2,000,000	2,293,320
Refunding RB Second Series 2010C	5.00%		05/01/19		2,000,000	2,373,440
San Francisco Bay Area Rapid Transit District
GO Bonds Series 2007B	5.00%		08/01/24		4,950,000	5,676,709
San Joaquin Cnty Transportation Auth
Sr Sales Tax Revenue Notes Series 2008	4.00%		04/01/11		4,310,000	4,396,674
San Lorenzo Valley USD
GO Bonds Series 2008A	0.00%		08/01/27	(a)(h)	870,000	360,380
GO Bonds Series 2008A	0.00%		08/01/28	(a)(h)	550,000	212,520
GO Bonds Series 2008A	0.00%		08/01/30	(a)(h)	350,000	114,748
GO Bonds Series 2008A	0.00%		08/01/31	(a)(h)	950,000	289,161
San Mateo Cnty Jt Powers Financing Auth
Lease Refunding RB (Youth Services Campus) Series 2008A	4.00%		07/15/12		500,000	528,335
Lease Refunding RB (Youth Services Campus) Series 2008A	4.00%		07/15/17		875,000	953,864
Lease Refunding RB (Youth Services Campus) Series 2008A	5.00%		07/15/20		650,000	743,899
San Pablo Redevelopment Agency
Tax Allocation Refunding Bonds (Central San Rafael Redevelopment) Series 2009	4.00%		12/01/19		430,000	468,829
Santa Clara Cnty Financing Auth
Lease RB (Valley Medical Center Facility) Series 1994A	7.75%		11/15/10		1,460,000	1,481,506
RB (El Camino Hospital) Series 2007A	5.00%		02/01/17		125,000	139,556
RB (El Camino Hospital) Series 2007B	5.00%		02/01/16		50,000	55,566
RB (El Camino Hospital) Series 2007B	5.00%		02/01/17		115,000	128,534
RB (El Camino Hospital) Series 2007C	5.00%		02/01/17		300,000	335,679
Refunding Lease RB (Multiple Facilities) Series 2010N	4.00%		05/15/17		450,000	501,381
Santa Clara Valley Transportation Auth
Sales Tax Refunding RB Series 2007A	5.00%		04/01/25		1,840,000	2,056,991
Santa Cruz Cnty Redevelopment Agency
Tax Allocation Bonds Series 2009A	7.00%		09/01/36		1,100,000	1,254,385
Santa Monica Community College District
GO Bonds Series 2009C	5.25%		08/01/22		450,000	538,367
Santa Monica-Malibu USD
GO Bonds Series B	5.00%		08/01/17		115,000	140,400
GO Bonds Series B	5.00%		08/01/18		200,000	246,660
GO Bonds Series B	5.00%		08/01/19		75,000	93,073
South Coast Water District Financing Auth
Refunding RB Series 2010A	5.00%		02/01/29		4,530,000	5,039,987
South Orange Cnty Public Financing Auth
Special Tax RB Series 1999A	5.25%		08/15/18	(a)	6,995,000	7,014,586
Southern California Metropolitan Water District
Water Refunding RB Series 1993A	5.75%		07/01/21		1,350,000	1,672,717

See financial notes 37

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Southern California Public Power Auth
RB (Milford Wind Corridor) Series 2010 1	5.00%		07/01/28		2,900,000	3,236,168
RB (Windy Point/Windy Flats) Series 2010-1	5.00%		07/01/22	(f)	750,000	883,815
RB (Windy Point/Windy Flats) Series 2010-1	5.00%		07/01/30	(f)	1,000,000	1,103,640
Refunding RB (Tieton Hydropower) Series 2010A	5.00%		07/01/28		1,630,000	1,827,442
Refunding RB (Tieton Hydropower) Series 2010A	5.00%		07/01/29		1,765,000	1,963,298
Taft City Elementary SD
GO Bonds Series 2001A	4.90%		08/01/20		415,000	428,272
Tuolumne Wind Project Auth
RB (Tuolumne Co) Series 2009A	5.00%		01/01/22		1,400,000	1,555,848
Univ of California
General RB Series 2009Q	5.25%		05/15/26		6,030,000	6,889,154
Washington Township Health Care District
GO Bonds Series 2009A	6.00%		08/01/11		1,160,000	1,218,684
GO Bonds Series 2009A	6.00%		08/01/12		1,000,000	1,093,800
GO Bonds Series 2009A	6.50%		08/01/13		250,000	287,558
GO Bonds Series 2009A	6.50%		08/01/14		750,000	885,960
RB Series 2009A	4.50%		07/01/11		150,000	154,962
RB Series 2009A	4.50%		07/01/12		275,000	292,333
RB Series 2009A	4.50%		07/01/13		250,000	270,613
RB Series 2009A	5.00%		07/01/14		300,000	328,815
RB Series 2009A	5.00%		07/01/15		300,000	324,942
RB Series 2009A	5.00%		07/01/16		75,000	80,963
RB Series 2009A	5.13%		07/01/17		200,000	216,044
RB Series 2009A	5.25%		07/01/18		250,000	271,160
RB Series 2009A	5.50%		07/01/19		300,000	328,965
RB Series 2009A	6.00%		07/01/29		1,000,000	1,072,060
Whittier
Health Facility RB (Presbyterian Intercommunity Hospital) Series 2002	5.60%	06/01/12	06/01/22	(a)	2,000,000	2,196,000
Health Facility RB (Presbyterian Intercommunity Hospital) Series 2009D	5.00%		06/01/15		700,000	757,904
Health Facility RB (Presbyterian Intercommunity Hospital) Series 2009D	5.00%		06/01/16		2,000,000	2,163,440
Health Facility RB (Presbyterian Intercommunity Hospital) Series 2009D	5.00%		06/01/17		2,000,000	2,163,740
William S. Hart UHSD
GO BAN 2009	5.00%		12/01/11		1,500,000	1,545,990

						415,144,901

PUERTO RICO 1.9%
Puerto Rico Electric Power Auth
Power RB Series NN	5.00%	07/01/13	07/01/32	(a)	925,000	1,044,519
Power Refunding RB Series ZZ	5.25%		07/01/18		5,000,000	5,771,950
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	5.00%	08/01/11	08/01/39	(a)	1,750,000	1,825,443

						8,641,912

Total Fixed-Rate Obligations
(Cost $401,803,699)						423,786,813

Variable-Rate Obligations 5.3% of net assets

CALIFORNIA 5.3%
California
Economic Recovery Bonds Series 2004C1	0.23%	09/01/10	07/01/23	(a)	1,900,000	1,900,000
Economic Recovery Bonds Series 2004C4	0.23%	09/01/10	07/01/23	(a)	400,000	400,000
California Educational Facilities Auth
RB (Univ of San Francisco) Series 2003	1.30%	09/01/10	05/01/33	(a)	2,000,000	2,000,000
Refunding RB (Loyola Marymount Univ) Series 2010B	1.10%	09/01/10	10/01/15		7,110,000	7,075,019
California Infrastructure & Economic Development Bank
Refunding RB (PG&E) Series 2009B	0.22%	09/01/10	11/01/26	(a)	5,900,000	5,900,000

38 See financial notes

 Schwab California Tax-Free Bond Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
California Pollution Control Financing Auth
Refunding RB (BP West Coast Products) Series 2008	0.77%	09/01/10	01/01/43		1,400,000	1,400,000
California Statewide Communities Development Auth
COP (Eskaton Properties) Series 1999	0.95%	09/02/10	05/15/29	(c)(d)(e)	1,550,000	1,470,562
RB (Univ Retirement Community at Davis) Series 2008	0.24%	09/01/10	11/15/38	(a)	1,400,000	1,400,000
Elsinore Valley Municipal Water District
Refunding COP Series 2008A	2.90%	09/02/10	07/01/35	(a)	2,000,000	2,000,000
Irvine Assessment District
Limited Obligation Improvement Bonds (Reassessment District No. 85-7) Series A	0.22%	09/01/10	09/02/32	(a)(b)	162,000	162,000

Total Variable-Rate Obligations
(Cost $23,822,000)						23,707,581

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $425,619,921 and the unrealized appreciation and depreciation were $22,024,527 and ($150,054), respectively, with a net unrealized appreciation of $21,874,473.

*	The effective maturity is the put or demand feature of a security or for variable-rate obligations it is the next interest rate change date. The final maturity date is the final legal maturity of a security. See Glossary for definition of maturity.
(a)	Credit-enhanced security.
(b)	Liquidity-enhanced security.
(c)	Illiquid security. At the period end, the value of these amounted to $1,470,562 or 0.3% of net assets.
(d)	Failed Auction Rate Bond - this security’s interest payments are adjusted periodically through an auction process. The process typically serves as a means for buying and selling the bond, and the effective maturity date listed in the portfolio holdings is the next auction date. Auctions that fail to attract enough buyers for all the bonds offered for sale are deemed to have “failed”. Although the auctions have failed, the issuer continues to pay a formula-based interest rate which resets at each scheduled auction.
(e)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(f)	Delayed-delivery security.
(g)	All or a portion of this security is held as collateral for delayed-delivery securities.
(h)	Zero Coupon Bond.

BAN —	Bond anticipation note
COP —	Certificate of participation
GO —	General obligation
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
S/F —	Single-family
TRAN —	Tax and revenue anticipation note
UHSD —	Union high school district
USD —	Unified school district

See financial notes 39

 Schwab California Tax-Free Bond Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $425,625,699)		$447,494,394
Cash		116,280
Receivables:
Investments sold		2,712,033
Interest		5,039,237
Fund shares sold		216,958
Prepaid expenses	+	5,089

Total assets		455,583,991

Liabilities

Payables:
Investments bought		8,568,021
Investment adviser and administrator fees		7,040
Shareholder services fees		16,414
Fund shares redeemed		567,612
Distributions to shareholders		412,316
Trustees’ fees		1,977
Accrued expenses	+	44,161

Total liabilities		9,617,541

Net Assets

Total assets		455,583,991
Total liabilities	−	9,617,541

Net assets		$445,966,450

Net Assets by Source
Capital received from investors		421,024,056
Net realized capital gains		3,073,699
Net unrealized capital gains		21,868,695

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$445,966,450		37,335,452		$11.94

40 See financial notes

 Schwab California Tax-Free Bond Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest		$14,024,106

Expenses

Investment adviser and administrator fees		1,206,903
Shareholder service fees		979,944
Portfolio accounting fees		67,774
Shareholder reports		33,703
Professional fees		28,482
Transfer agent fees		21,202
Custodian fees		13,314
Trustees’ fees		10,430
Registration fees		6,043
Interest expense		369
Other expenses	+	18,269

Total expenses		2,386,433
Expense reduction by adviser and Schwab	−	408,717
Custody credits	−	252

Net expenses	−	1,977,464

Net investment income		12,046,642

Realized and Unrealized Gains (Losses)

Net realized gains on investments		6,064,942
Net realized gains on futures contracts	+	272,900

Net realized gains		6,337,842
Net unrealized gains on investments	+	16,630,791

Net realized and unrealized gains		22,968,633

Increase in net assets resulting from operations		$35,015,275

See financial notes 41

 Schwab California Tax-Free Bond Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09-8/31/10			9/1/08-8/31/09
Net investment income		$12,046,642	$12,023,176
Net realized gains (losses)		6,337,842	(2,546,441)
Net unrealized gains	+	16,630,791	876,531

Increase in net assets from operations		35,015,275	10,353,266

Distributions to shareholders

Distributions from net investment income		$12,159,745	$11,959,481

Transactions in Fund Shares

		9/1/09-8/31/10		9/1/08-8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		15,579,990	$179,499,424	15,492,807	$171,613,383
Shares reinvested		637,024	7,373,589	656,229	7,244,756
Shares redeemed	+	(10,866,220)	(125,219,004)	(11,217,076)	(123,413,719)

Net transactions in fund shares		5,350,794	$61,654,009	4,931,960	$55,444,420

Shares Outstanding and Net Assets

		9/1/09-8/31/10		9/1/08-8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		31,984,658	$361,456,911	27,052,698	$307,618,706
Total increase	+	5,350,794	84,509,539	4,931,960	53,838,205

End of period		37,335,452	$445,966,450	31,984,658	$361,456,911

Net investment income not yet distributed			$—		$115,375

42 See financial notes

Schwab Tax-Free YieldPlus Fund™

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07[1]	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	7.91	9.20	9.87	9.96	9.97

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.19	0.37	0.33	0.28
Net realized and unrealized gains (losses)	(0.24)	(1.29)[2]	(0.68)	(0.09)	(0.01)

Total from investment operations	(0.21)	(1.10)	(0.31)	0.24	0.27
Less distributions:
Distributions from net investment income	(0.03)	(0.19)	(0.36)	(0.33)	(0.28)

Net asset value at end of period	7.67	7.91 [2]	9.20	9.87	9.96

Total return (%)	(2.63)	(12.13)[2]	(3.21)	2.45	2.73

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.48	0.49	0.49
Gross operating expenses	0.93	0.60	0.49	0.51	0.53
Net investment income (loss)	0.41	2.64	3.84	3.34	2.81
Portfolio turnover rate	65	70	61	45	55
Net assets, end of period ($ x 1,000,000)	30	44	175	654	489

1 Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.
2 Net realized and unrealized gains (losses), net asset value at end of period and total return would have been ($1.85), $7.35 and (18.35%), respectively, if payment from affiliate had not been included.

See financial notes 43

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). The effective maturity date is the date of a put or demand feature, if the security has one. The final maturity date is the final legal maturity of the security. For variable-rate obligations, the rate shown is the rate as of the report date, and the effective maturity date shown is the next interest rate change date and the final maturity date is the final legal maturity of the security.

		Cost	Value
Holdings by Category		($)	($)

42.0%	Fixed-Rate Obligations	12,555,302	12,607,553
57.7%	Variable-Rate Obligations	27,880,000	17,336,600

99.7%	Total Investments	40,435,302	29,944,153
0.3%	Other Assets and Liabilities, Net		89,464

100.0%	Net Assets		30,033,617

Issuer		Effective	Final	Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *	($)	($)

Fixed-Rate Obligations 42.0% of net assets

ALASKA 0.3%
Anchorage
GO Bonds Series 2000A	4.75%		09/01/10	100,000	100,000

ARIZONA 1.7%
Pima Cnty Metropolitan Domestic Water Improvement District
Sr Lien Water Refunding RB Series 2009	3.63%		01/01/11 (a)	250,000	251,363
Salt River Project Agricultural Improvement & Power District
Electric System Refunding RB Series 2001A	5.00%		01/01/11	255,000	258,998

					510,361

CALIFORNIA 6.7%
Los Angeles Cnty
TRAN 2010-2011 Series A	2.00%		06/30/11	500,000	505,820
Los Angeles USD
TRAN 2010-2011 Series A	2.00%		06/30/11	1,000,000	1,011,390
Riverside Cnty
Teeter Obligation Notes Series 2009C	2.00%		10/15/10	500,000	500,795

					2,018,005

COLORADO 1.7%
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2008C6	3.95%	11/10/10	09/01/36	500,000	503,305

FLORIDA 0.3%
West Palm Beach
Public Service Tax Refunding Bonds Series 2010	3.00%		03/01/12	100,000	103,035

GEORGIA 0.4%
Gwinnett Cnty
GO Refunding Bonds Series 2002	4.00%		01/01/11	125,000	126,548

INDIANA 2.3%
Indiana Health Facility Financing Auth
Sub RB (Ascension Health) Series 2005A	5.00%	04/01/11	10/01/27	665,000	682,908

44 See financial notes

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

LOUISIANA 1.9%
Louisiana Public Facilities Auth
Refunding RB (Christus Health) Series 2009A	5.00%		07/01/11		550,000	565,812

MISSOURI 3.7%
Hanley Road & North of Folk Ave Transportation Development District
Transportation Sales Tax RB Series 2005	5.00%	10/01/12	10/01/25	(a)	1,000,000	1,096,840

NEW JERSEY 5.2%
Monmouth Cnty Improvement Auth
Governmental Loan RB (Atlantic Highlands) Series 2010	2.00%		02/01/11		120,000	120,863
Governmental Loan RB (Atlantic Highlands) Series 2010	2.50%		02/01/12		150,000	154,642
Montville Township
GO Refunding Bonds	3.75%		07/15/11		505,000	519,756
Princeton Township
General Improvement Refunding Bonds	4.00%		09/01/10		640,000	640,000
General Improvement Refunding Bonds	4.00%		09/01/11		125,000	129,564

						1,564,825

NEW YORK 2.3%
New York State Thruway Auth
Local Highway & Bridge Service Contract Bonds Series 2001	5.25%		04/01/11		175,000	179,758
Triborough Bridge & Tunnel Auth
Sub RB Series 2003A	3.25%		11/15/10		500,000	502,935

						682,693

OKLAHOMA 0.3%
Grady Cnty School Finance Auth
Educational Facilities Lease RB (Bridge Creek Public Schools) Series 2008	4.00%		09/01/11		90,000	92,285

PENNSYLVANIA 2.5%
Philadelphia SD
TRAN 2010-2011 Series A	2.50%		06/30/11		750,000	759,120

PUERTO RICO 1.7%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	5.00%	08/01/11	08/01/39	(a)	500,000	521,555

TEXAS 1.2%
Conroe ISD
Unlimited Tax GO Bonds Series 2004A	3.50%		02/15/11	(a)	100,000	101,461
Denton
GO Refunding Bonds Series 2009	5.00%		02/15/11		150,000	153,161
La Joya ISD
Unlimited Tax GO Bonds Series 2008	3.25%		02/15/11	(a)	100,000	101,098

						355,720

UTAH 4.8%
Salt Lake Cnty Municipal Building Auth
Lease RB Series 2009A	3.00%		12/01/10		570,000	573,546
Lease RB Series 2009A	2.75%		12/01/11		835,000	857,954

						1,431,500

VIRGINIA 1.6%
Henrico Cnty
GO Public Improvement Bonds Series 2008A	3.50%		12/01/10		200,000	201,602

See financial notes 45

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Richmond
GO Bonds Series 2009A	2.00%		07/15/11		180,000	182,678
Virginia College Building Auth
RB (21st Century College) Series 2008A	5.00%		02/01/11		100,000	101,971

						486,251

WASHINGTON 3.4%
South Whidbey SD No. 206
Unlimited Tax GO Refunding Bonds Series 2009	3.00%		12/01/10		1,000,000	1,006,790

Total Fixed-Rate Obligations
(Cost $12,555,302)						12,607,553

Variable-Rate Obligations 57.7% of net assets

ALASKA 1.0%
Valdez
Marine Terminal Refunding RB (BP Pipelines) Series 2003C	0.77%	09/01/10	07/01/37		300,000	300,000

ARIZONA 7.2%
Maricopa Cnty IDA
M/F Housing RB (AHF Affordable Housing Portfolio) Series 2003B	0.60%	09/30/10	01/01/39	(d)(e)(f)(g)	6,755,000	2,161,600

CALIFORNIA 10.0%
California Educational Facilities Auth
RB (Univ of San Francisco) Series 2003	1.30%	09/01/10	05/01/33	(a)	250,000	250,000
California Statewide Communities Development Auth
Refunding RB (Univ Retirement Community at Davis) Series 2003	0.26%	09/01/10	11/15/30	(a)	1,000,000	1,000,000
Coast Community College District
GO Bonds Series 2006C	0.30%	09/02/10	08/01/32	(b)(c)	1,000,000	1,000,000
Univ of California
Medical Center Pooled RB Series 2007B1	0.26%	09/01/10	05/15/32	(b)	750,000	750,000

						3,000,000

COLORADO 3.7%
Colorado Springs
Refunding RB Series 2007B	0.31%	09/02/10	11/01/26	(b)	1,100,000	1,100,000

GEORGIA 1.7%
Barstow Cnty Development Auth
Pollution Control RB (Georgia Power Plant Bowen) First Series 2009	0.70%	09/01/10	12/01/32		500,000	500,000

ILLINOIS 5.5%
Chicago
GO Bonds Series 2002B3	0.29%	09/01/10	01/01/37	(a)	500,000	500,000
GO Project & Refunding Bonds Series 2003B1	0.25%	09/01/10	01/01/34	(b)	400,000	400,000
GO Refunding Bonds Series 2007F	0.35%	09/01/10	01/01/42	(b)	750,000	750,000

						1,650,000

INDIANA 2.0%
Indiana Health & Educational Facility Financing Auth
RB (Ascension Health) Series 2006 B4 & B6	0.28%	09/01/10	11/15/30	(b)(c)	600,000	600,000

MASSACHUSETTS 9.6%
Massachusetts Health & Educational Facilities Auth
RB (New England Medical Center Hospitals) Series G2	0.49%	12/31/10	07/01/18	(d)(e)(f)	3,400,000	2,890,000

46 See financial notes

 Schwab Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

NEW YORK 1.0%
New York City
GO Bonds Fiscal 2008 Series J3	0.60%	09/01/10	08/01/23	(a)	300,000	300,000

OKLAHOMA 8.5%
Tulsa Cnty Industrial Auth
M/F Housing RB (AHF Affordable Housing Portfolio) Series 2003B	0.60%	09/02/10	01/01/39	(d)(e)(f)(g)	8,000,000	2,560,000

PENNSYLVANIA 1.9%
Somerset Cnty
Bonds Series 2007	0.32%	09/02/10	10/15/27	(a)(b)	585,000	585,000

VIRGINIA 5.6%
Fairfax Cnty IDA
Health Care RB (Inova Health System) Series 2005A2	0.25%	09/01/10	05/15/35	(b)	490,000	490,000
Henrico Economic Development Auth
RB (Bon Secours Health System) Series 2008B2	0.33%	09/01/10	11/01/42	(a)(b)	1,200,000	1,200,000

						1,690,000

Total Variable-Rate Obligations
(Cost $27,880,000)						17,336,600

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $40,435,304 and the unrealized appreciation and depreciation were $52,397 and ($10,543,548), respectively, with a net unrealized depreciation of ($10,491,151).

*	The effective maturity is the put or demand feature of a security or for variable-rate obligations it is the next interest rate change date. The final maturity date is the final legal maturity of a security. See Glossary for definition of maturity.
(a)	Credit-enhanced security.
(b)	Liquidity-enhanced security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,600,000 or 5.3% of net assets.
(d)	Illiquid security. At the period end, the value of these amounted to $7,611,600 or 25.3% of net assets.
(e)	Failed Auction Rate Bond - this security’s interest payments are adjusted periodically through an auction process. The process typically serves as a means for buying and selling the bond, and the effective maturity date listed in the portfolio holdings is the next auction date. Auctions that fail to attract enough buyers for all the bonds offered for sale are deemed to have “failed”. Although the auctions have failed, the issuer continues to pay a formula-based interest rate which resets at each scheduled auction.
(f)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(g)	Security is in default.

GO —	General obligation
IDA —	Industrial development agency/authority
ISD —	Independent school district
M/F —	Multi-family
RB —	Revenue bond
SD —	School district
TRAN —	Tax and revenue anticipation note
USD —	Unified school district

See financial notes 47

 Schwab Tax-Free YieldPlus Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $40,435,302)		$29,944,153
Cash		2,465
Receivables:
Interest		129,537
Prepaid expenses	+	758

Total assets		30,076,913

Liabilities

Payables:
Shareholder services fees		809
Distributions to shareholders		4,599
Trustees’ fees		1,218
Fund shares redeemed		34
Accrued expenses	+	36,636

Total liabilities		43,296

Net Assets

Total assets		30,076,913
Total liabilities	−	43,296

Net assets		$30,033,617

Net Assets by Source
Capital received from investors		83,025,141
Net investment income not yet distributed		7,681
Net realized capital losses		(42,508,056)
Net unrealized capital losses		(10,491,149)

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$30,033,617		3,915,196		$7.67

48 See financial notes

 Schwab Tax-Free YieldPlus Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest		$316,952

Expenses

Investment adviser and administrator fees		105,028
Shareholder service fees		86,201
Professional fees		50,863
Portfolio accounting fees		41,084
Registration fees		15,852
Transfer agent fees		9,487
Trustees’ fees		6,787
Shareholder reports		3,008
Custodian fees		2,122
Interest expense		110
Other expenses	+	3,310

Total expenses		323,852
Expense reduction by adviser and Schwab	−	151,556
Custody credits	−	112

Net expenses	−	172,184

Net investment income		144,768

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(16,390)
Net realized gains on futures contracts	+	26,130

Net realized gains		9,740
Net unrealized losses on investments	+	(1,221,552)

Net realized and unrealized losses		(1,211,812)

Decrease in net assets resulting from operations		($1,067,044)

See financial notes 49

 Schwab Tax-Free YieldPlus Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09-8/31/10			9/1/08-8/31/09
Net investment income		$144,768	$2,403,666
Net realized gains (losses)		9,740	(7,736,364)
Net unrealized losses	+	(1,221,552)	(6,635,537)

Decrease in net assets from operations		(1,067,044)	(11,968,235)

Distributions to shareholders

Distributions from net investment income		$144,826	$2,387,305

Transactions in Fund Shares

		9/1/09-8/31/10		9/1/08-8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		299,105	$2,276,179	4,230,514	$37,238,943
Shares reinvested		10,462	80,518	190,702	1,674,728
Shares redeemed	+	(1,972,082)	(15,216,242)	(17,891,643)	(155,705,200)

Net transactions in fund shares		(1,662,515)	($12,859,545)	(13,470,427)	($116,791,529)

Shares Outstanding and Net Assets

		9/1/09-8/31/10		9/1/08-8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		5,577,711	$44,105,032	19,048,138	$175,252,101
Total decrease	+	(1,662,515)	(14,071,415)	(13,470,427)	(131,147,069)

End of period		3,915,196	$30,033,617	5,577,711	$44,105,032

Net investment income not yet distributed			$7,681		$7,739

50 See financial notes

 Schwab Tax-Free YieldPlus Fund

Statement of
Cash Flows
For September 1, 2009 through August 31, 2010

Cash flows provided by operating activities:

Net decrease in net assets resulting from operations		($1,067,044)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used for) operating activities

Purchases of long-term investments		(15,094,693)
Proceeds from disposition of long-term investments		13,370,187
Net proceeds from disposition of short-term investments		13,995,589
Net premium amortization on investments		267,533
Net realized loss on investments		16,390
Net change in unrealized depreciation on investments		1,221,552
Decrease in interest receivable		18,641
Decrease in receivable for investments sold		430,344
Increase in prepaid expenses and other assets		(483)
Decrease in adviser and administrator fees payable		(1,292)
Decrease in shareholder services fees payable		(83)
Decrease in Trustees’ fee payable		(406)
Increase in accrued expenses	+	4,704

Net cash provided by operating activities		13,160,939

Cash Flows From Financing Activities:*
Proceeds from shares sold		2,276,179
Payment for shares redeemed		(15,382,612)
Cash dividends paid	+	(69,749)

Net cash used for financing activities	+	(13,176,182)

Net decrease in cash		(15,243)
Cash at beginning of period	+	17,708

Cash at end of period		$2,465

*	Non cash financing activities not included herein consist of reinvestment of distributions of $80,518.

See financial notes 51

Schwab California Tax-Free YieldPlus Fund™

Financial Statements

Financial Highlights

	9/1/09–	9/1/08–	9/1/07–	9/1/06–	9/1/05–
	8/31/10	8/31/09	8/31/08	8/31/07[1]	8/31/06

Per-Share Data ($)

Net asset value at beginning of period	8.70	8.77	9.87	9.98	9.95

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.17	0.33	0.32	0.27
Net realized and unrealized gains (losses)	0.03	(0.07)	(1.10)	(0.11)	0.03

Total from investment operations	0.07	0.10	(0.77)	0.21	0.30
Less distributions:
Distributions from net investment income	(0.04)	(0.17)	(0.33)	(0.32)	(0.27)

Net asset value at end of period	8.73	8.70	8.77	9.87	9.98

Total return (%)	0.83	1.14	(7.92)	2.16	3.06

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	0.49	0.49	0.45	0.45	0.46
Gross operating expenses	0.69	0.56	0.46	0.45	0.46
Net investment income (loss)	0.49	2.02	3.59	3.26	2.74
Portfolio turnover rate	73	41	17	38	70
Net assets, end of period ($ x 1,000,000)	60	94	157	1,053	768

1 Effective on August 6, 2007, all outstanding Investor Shares were converted into Select Shares. The figures in the Financial Highlights reflect only the remaining share class.

52 See financial notes

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings as of August 31, 2010

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

For fixed rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). The effective maturity date is the date of a put or demand feature, if the security has one. The final maturity date is the final legal maturity of the security. For variable-rate obligations, the rate shown is the rate as of the report date, and the effective maturity date shown is the next interest rate change date and the final maturity date is the final legal maturity of the security.

		Cost	Value
Holdings by Category		($)	($)

48.6%	Fixed-Rate Obligations	28,818,085	29,008,724
50.5%	Variable-Rate Obligations	30,190,000	30,190,000

99.1%	Total Investments	59,008,085	59,198,724
0.9%	Other Assets and Liabilities, Net		544,019

100.0%	Net Assets		59,742,743

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)

Fixed-Rate Obligations 48.6% of net assets

CALIFORNIA 46.0%
California
Economic Recovery Bonds Series 2008A	5.00%		01/01/11		1,500,000	1,522,215
GO Bonds Series 2000	5.38%	10/01/10	10/01/25	(a)	165,000	165,667
California Dept of Water Resources
Power Supply RB Series 2002A	5.25%	05/01/12	05/01/20	(a)	500,000	546,130
Power Supply RB Series 2002A	5.38%	05/01/12	05/01/22	(a)	250,000	273,582
Power Supply RB Series 2010L	2.00%		05/01/12		445,000	455,951
California Health Facilities Financing Auth
RB (Paradise Valley Estates) Series 2005	4.05%		12/01/11	(a)	100,000	102,542
RB (Sutter Health) Series 2008A	5.00%		08/15/12		1,325,000	1,424,150
California Infrastructure & Economic Development Bank
Refunding RB (J. Paul Getty Trust) Series 2007A4	1.65%	04/01/11	10/01/47		1,500,000	1,508,895
California Municipal Finance Auth
Solid Waste Disposal RB (Waste Management) Series 2008A	1.00%	09/01/11	02/01/19		750,000	750,000
California Statewide Communities Development Auth
RB (Daughters of Charity Health System) Series 2005G	5.25%		07/01/11		725,000	742,168
Carmichael
Water District COP Refunding RB	3.00%		11/01/10		300,000	301,230
Contra Costa Transportation Auth
Sales Tax Revenue Notes (Limited Tax) Series 2009	2.50%		10/01/10		2,000,000	2,003,440
Contra Costa Water District
Water RB Series A	2.00%		10/01/11		1,000,000	1,017,620
East Bay Regional Park District
GO Bonds Series 2006E	4.25%		09/01/10		260,000	260,000
GO Refunding Bonds Series 2008	4.50%		09/01/10		115,000	115,000
Folsom Public Financing Auth
Special Tax RB Series 2010A	2.00%		09/01/10		250,000	250,000
Glendale Community College District
GO Refunding Bonds Series 2005A	3.50%		10/01/10	(a)	500,000	501,205
Golden State Tobacco Securitization Corp
Tobacco Settlement Asset-Backed Bonds Series 2003B	5.63%	06/01/13	06/01/38	(a)	75,000	85,243
Huntington Beach Public Finance Auth
Lease Refunding RB Series 2010A	2.00%		09/01/10		300,000	300,000
Long Beach
TRAN 2009-2010	2.50%		09/30/10		2,000,000	2,003,300
Los Angeles
Airport Sr RB Series 2009A	3.00%		05/15/11		100,000	101,511
GO Bonds Series 2001A	4.00%		09/01/10		300,000	300,000
GO Bonds Series 2003A	4.00%		09/01/10		300,000	300,000

See financial notes 53

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Wastewater System Refunding RB Series 2005A	5.00%		06/01/12		430,000	463,407
Los Angeles Cnty
TRAN 2010-2011 Series A	2.00%		06/30/11		1,000,000	1,011,640
Los Angeles USD
TRAN 2010-2011 Series A	2.00%		06/30/11		1,000,000	1,011,390
Newport Beach
RB (Hoag Memorial Hospital Presbyterian) Series 2009C	4.00%	02/08/11	12/01/38		1,000,000	1,012,500
Orange Cnty Public Financing Auth
Lease Refunding RB Series 2005	5.00%		07/01/11		560,000	580,166
Orange Cove Irrigation District
Water Refunding RB Series 2009	3.50%		02/01/11		80,000	80,464
Riverside Cnty
Teeter Obligation Notes Series 2009C	2.00%		10/15/10		1,500,000	1,502,385
San Francisco Bay Area Rapid Transit District
Sales Tax Refunding RB Series 1990	6.75%		07/01/11		2,000,000	2,107,760
San Joaquin Cnty Transportation Auth
Sr Sales Tax Revenue Notes Series 2008	4.00%		04/01/11		4,000,000	4,080,440
San Mateo Cnty Jt Powers Financing Auth
Lease Refunding RB (Youth Services Campus) Series 2008A	4.00%		07/15/11		450,000	462,172
Santa Clara Cnty Financing Auth
Lease Refunding RB (Multiple Facilities) Series 2008L	3.00%		05/15/11		100,000	101,886

						27,444,059

PUERTO RICO 2.6%
Puerto Rico Sales Tax Financing Corp
Sales Tax RB First Sub Series 2009A	5.00%	08/01/11	08/01/39	(a)	1,500,000	1,564,665

Total Fixed-Rate Obligations
(Cost $28,818,085)						29,008,724

Variable-Rate Obligations 50.5% of net assets

CALIFORNIA 50.5%
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB Series 2008E1	0.18%	09/02/10	04/01/45	(b)	1,900,000	1,900,000
California
Economic Recovery Bonds Series 2004C2	0.24%	09/01/10	07/01/23	(a)	500,000	500,000
Economic Recovery Bonds Series 2004C3	0.24%	09/01/10	07/01/23	(a)	1,000,000	1,000,000
California Economic Development Financing Auth
Refunding RB (KQED) Series 1996	0.50%	09/01/10	04/01/20	(a)	925,000	925,000
California Educational Facilities Auth
RB (Chapman Univ) Series 2000	0.24%	09/01/10	12/01/30	(a)	300,000	300,000
California Infrastructure & Economic Development Bank
RB (Orange Cnty Performing Arts Center) Series 2008A	0.25%	09/01/10	07/01/34	(a)	2,040,000	2,040,000
Refunding RB (PG&E) Series 2009C	0.21%	09/01/10	12/01/16	(a)	1,600,000	1,600,000
California Pollution Control Financing Auth
Pollution Control Refunding RB (Exxon) Series 1989	0.17%	09/01/10	12/01/12		1,600,000	1,600,000
Refunding RB (BP West Coast Products) Series 2008	0.77%	09/01/10	01/01/43		800,000	800,000
California Statewide Communities Development Auth
Refunding RB (Univ Retirement Community at Davis) Series 2003	0.26%	09/01/10	11/15/30	(a)	1,000,000	1,000,000
Coast Community College District
GO Bonds Series 2006C	0.30%	09/02/10	08/01/32	(b)(c)	100,000	100,000
Elsinore Valley Municipal Water District
Refunding COP Series 2008A	2.90%	09/02/10	07/01/35	(a)	1,000,000	1,000,000
Hayward Housing Auth
M/F Mortgage Refunding RB (Huntwood Terrace Apts) Series 1993A	0.30%	09/01/10	03/01/27	(a)	800,000	800,000
Irvine Assessment District
Limited Obligation Improvement Bonds (Assessment District No. 93-14) Series 2000	0.24%	09/01/10	09/02/25	(a)	1,500,000	1,500,000
Limited Obligation Improvement Bonds (Reassessment District No. 85-7) Series A	0.22%	09/01/10	09/02/32	(a)(b)	1,000,000	1,000,000
Irvine Ranch Water District
Consolidated Refunding Bonds Series 2008A	0.30%	09/01/10	07/01/35		2,000,000	2,000,000

54 See financial notes

 Schwab California Tax-Free YieldPlus Fund

Portfolio Holdings continued

Issuer		Effective	Final		Face Amount	Value
Type of Security, Series	Rate	Maturity*	Maturity *		($)	($)
Los Angeles USD
GO Bonds Series 2009D & 2009I	0.30%	09/02/10	01/01/29	(b)(c)	1,700,000	1,700,000
M-S-R Public Power Agency
Sub Lien RB Series 2008M	0.29%	09/01/10	07/01/22	(a)	500,000	500,000
Northern California Power Agency
Refunding RB (Hydroeletric Project No. 1) Series 2008A	0.29%	09/01/10	07/01/32	(a)	2,000,000	2,000,000
Northern California Transmission Agency
Transmission Project Refunding RB Series 2002A	0.32%	09/02/10	05/01/24	(a)(b)	1,245,000	1,245,000
Orange Cnty Sanitation District
COP Series 2003	0.31%	09/02/10	08/01/11	(b)(c)	3,000,000	3,000,000
Riverside
Water RB Series 2008A	0.30%	09/02/10	10/01/35	(b)	255,000	255,000
San Pablo Redevelopment Agency
Sub Tax Allocation Bonds (Tenth Township Redevelopment) Series 2006	0.24%	09/01/10	12/01/32	(a)	425,000	425,000
Sweetwater UHSD
GO Bonds (Election of 2006) Series 2008A	0.30%	09/02/10	10/01/16	(a)(b)(c)	1,000,000	1,000,000
Univ of California
Medical Center Pooled RB Series 2007B2	0.24%	09/01/10	05/15/32	(b)	2,000,000	2,000,000

Total Variable-Rate Obligations
(Cost $30,190,000)						30,190,000

End of Investments.

At 08/31/10, the tax basis cost of the fund’s investments was $59,008,089 and the unrealized appreciation and depreciation were $190,701 and ($66), respectively, with a net unrealized appreciation of $190,635.

*	The effective maturity is the put or demand feature of a security or for variable-rate obligations it is the next interest rate change date. The final maturity date is the final legal maturity of a security. See Glossary for definition of maturity.
(a)	Credit-enhanced security.
(b)	Liquidity-enhanced security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $5,800,000 or 9.7% of net assets.

COP —	Certificate of participation
GO —	General obligation
M/F —	Multi-family
RB —	Revenue bond
TRAN —	Tax and revenue anticipation note
UHSD —	Union high school district
USD —	Unified school district

See financial notes 55

 Schwab California Tax-Free YieldPlus Fund

Statement of
Assets and Liabilities
As of August 31, 2010.

Assets

Investments, at value (cost $59,008,085)		$59,198,724
Cash		291,362
Receivables:
Interest		318,855
Prepaid expenses	+	1,737

Total assets		59,810,678

Liabilities

Payables:
Investment adviser and administrator fees		246
Shareholder services fees		1,464
Fund shares redeemed		29,123
Distributions to shareholders		5,452
Trustees’ fees		1,361
Accrued expenses	+	30,289

Total liabilities		67,935

Net Assets

Total assets		59,810,678
Total liabilities	−	67,935

Net assets		$59,742,743

Net Assets by Source
Capital received from investors		144,534,769
Net realized capital losses		(84,982,665)
Net unrealized capital gains		190,639

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$59,742,743		6,845,403		$8.73

56 See financial notes

 Schwab California Tax-Free YieldPlus Fund

Statement of
Operations
For September 1, 2009 through August 31, 2010.

Investment Income

Interest		$783,055

Expenses

Investment adviser and administrator fees		238,654
Shareholder service fees		197,361
Portfolio accounting fees		42,689
Professional fees		33,048
Transfer agent fees		9,987
Trustees’ fees		7,234
Registration fees		4,577
Custodian fees		3,686
Shareholder reports		2,428
Interest expense		298
Other expenses	+	5,005

Total expenses		544,967
Expense reduction by adviser and Schwab	−	153,680
Custody credits	−	153

Net expenses	−	391,134

Net investment income		391,921

Realized and Unrealized Gains (Losses)

Net realized losses on investments		(82,668)
Net realized gains on futures contracts	+	51,948

Net realized losses		(30,720)
Net unrealized gains on investments	+	361,404

Net realized and unrealized gains		330,684

Increase in net assets resulting from operations		$722,605

See financial notes 57

 Schwab California Tax-Free YieldPlus Fund

Statement of
Changes in Net Assets
For the current and prior report periods.

Operations

9/1/09-8/31/10			9/1/08-8/31/09
Net investment income		$391,921	$2,313,628
Net realized losses		(30,720)	(741,532)
Net unrealized gains (losses)	+	361,404	(453,830)

Increase in net assets from operations		722,605	1,118,266

Distributions to shareholders

Distributions from net investment income		$391,921	$2,313,633

Transactions in Fund Shares

		9/1/09-8/31/10		9/1/08-8/31/09
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,491,402	$13,007,290	572,795	$5,005,761
Shares reinvested		28,375	247,589	178,958	1,560,368
Shares redeemed	+	(5,454,682)	(47,592,983)	(7,836,890)	(68,297,801)

Net transactions in fund shares		(3,934,905)	($34,338,104)	(7,085,137)	($61,731,672)

Shares Outstanding and Net Assets

		9/1/09-8/31/10		9/1/08-8/31/09
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		10,780,308	$93,750,163	17,865,445	$156,677,202
Total decrease	+	(3,934,905)	(34,007,420)	(7,085,137)	(62,927,039)

End of period		6,845,403	$59,742,743	10,780,308	$93,750,163

58 See financial notes

 Schwab Tax-Free Bond Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds discussed in this report is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the funds discussed in this report, which are highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund
Schwab Tax-Free YieldPlus Fund
Schwab California Tax-Free YieldPlus Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Premier Income Fund Schwab Total Bond Market Fund Schwab GNMA Fund Schwab Inflation Protected Fund Schwab 1000 Index Fund Schwab Global Real Estate Fund

Each fund in this report offers one share class. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities laws.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with the accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Bonds and notes: valued at halfway between the most recent bid and asked quotes or, if such quotes are unavailable, at prices for securities of comparable maturity, credit quality and type. Valuations for bonds and notes are provided by an independent bond-pricing service.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

•	Futures contracts: valued at their settlement prices as of the close of their exchanges.

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The funds do not adjust the quoted price for such investments, even in situations where the funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.

•	Level 3 — significant unobservable inputs (including the funds’ own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the funds’ investments as of August 31, 2010:

Schwab Tax-Free Bond Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Fixed-Rate Obligations(a)	$—	$415,821,569	$—	$415,821,569
Variable-Rate Obligations(a)	—	24,784,830	—	24,784,830

Total	$—	$440,606,399	$—	$440,606,399

*	The fund had no Other Financial Investments.
(a)	As categorized in Portfolio Holdings.

Schwab California Tax-Free Bond Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Fixed-Rate Obligations(a)	$—	$423,786,813	$—	$423,786,813
Variable-Rate Obligations(a)	—	22,237,019	1,470,562	23,707,581

Total	$—	$446,023,832	$1,470,562	$447,494,394

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance			Change in				Balance
	as of	Accrued	Realized	Unrealized	Net	Gross	Gross	as of
	August 31,	Discounts	Gain	Gain	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2009	(Premiums)	(Loss)	(Loss)	(Sales)	in	out	2010

Variable-Rate Obligations	$1,440,000	$—	$—	$80,562	($50,000)	$—	$—	$1,470,562

Total	$1,440,000	$—	$—	$80,562	($50,000)	$—	$—	$1,470,562

Schwab Tax-Free YieldPlus Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Fixed-Rate Obligations(a)	$—	$12,607,553	$—	$12,607,553
Variable-Rate Obligations(a)	—	9,725,000	—	9,725,000
Arizona	—	—	2,161,600	2,161,600
Massachusetts	—	—	2,890,000	2,890,000
Oklahoma	—	—	2,560,000	2,560,000

Total	$—	$22,332,553	$7,611,600	$29,944,153

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance			Change in				Balance
	as of	Accrued	Realized	Unrealized	Net	Gross	Gross	as of
	August 31,	Discounts	Gain	Gain	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2009	(Premiums)	(Loss)	(Loss)	(Sales)	in	out	2010

Variable-Rate Obligations	$9,997,000	$—	($58,937)	($1,235,400)	($1,091,063)	$—	$—	$7,611,600

Total	$9,997,000	$—	($58,937)	($1,235,400)	($1,091,063)	$—	$—	$7,611,600

Schwab California Tax-Free YieldPlus Fund

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Fixed-Rate Obligations(a)	$—	$29,008,724	$—	$29,008,724
Variable-Rate Obligations(a)	—	30,190,000	—	30,190,000

Total	$—	$59,198,724	$—	$59,198,724

*	The fund had no Other Financial Investments.
(a)	As categorized in Portfolio Holdings.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance			Change in				Balance
	as of	Accrued	Realized	Unrealized	Net	Gross	Gross	as of
	August 31,	Discounts	Gain	Gain	Purchases	Transfers	Transfers	August 31,
Investments in Securities	2009	(Premiums)	(Loss)	(Loss)	(Sales)	in	out	2010

Variable-Rate Obligations	$5,695,000	$—	($183,187)	$355,000	($5,866,813)	$—	$—	$—

Total	$5,695,000	$—	($183,187)	$355,000	($5,866,813)			$—

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

All net realized and change in unrealized gains (losses) in the tables above are reflected on the accompanying statements of operations. Changes in net unrealized gains (losses) for Level 3 investments held by the funds at August 31, 2010 are as follows:

Schwab California Tax-Free Bond Fund	$80,562
Schwab Tax-Free YieldPlus Fund	(1,350,400)

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The funds have adopted the new guidance for the current period ended August 31, 2010. There were no significant transfers between Level 1 and Level 2 for the period ended August 31, 2010. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the funds’ financial statements.

The funds entered into U.S. Treasury futures contracts (“futures”) from September 1, 2009 through August 31, 2010. The funds invested in futures contracts to help manage the effects of interest rate changes. The fair value and variation margin for any futures contracts held at August 31, 2010 and the realized/unrealized gains (losses) on futures contracts held during the period ended August 31, 2010 are presented on the face of the Portfolio Holdings, Statement of Assets and Liabilities and Statement of Operations, respectively. Refer to Financial Note 2(b) for the funds’ accounting policies with respect to futures contracts and Financial Note 3 for disclosures concerning the risks of investing in futures contracts. During the period, the monthly average market values of futures contracts held by the funds and the monthly average number of futures contracts were as follows:

		Number
	Market Values	of Contracts

Schwab Tax-Free Bond Fund	$962,109	8
Schwab California Tax-Free Bond Fund	1,443,164	13
Schwab Tax-Free YieldPlus Fund	360,443	2
Schwab California Tax-Free YieldPlus Fund	720,885	3

(b) Portfolio Investments:

Derivatives: The funds may invest in futures contracts to reduce the effects of uninvested cash on performance or for other reasons. Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date.

Because futures contracts carry inherent risks, a fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount. Subsequent payments (“variation margin”) are made or received by a fund depending on daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses until the

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

contract is closed, at which time the gains and losses are realized. Futures are traded publicly on exchanges, and their market value changes daily.

Delayed-delivery: The funds may buy securities on a delayed-delivery basis. In these transactions, the funds agree to buy a security for a stated price, with settlement generally occurring within two weeks. If the security’s value falls before settlement occurs, a fund could end up paying more for the security than its market value at the time of settlement. The funds have set aside sufficient securities as collateral for those securities bought on a delayed-delivery basis.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(d) Investment Income:

Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes the discount or premium from the current date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. If the security is callable (meaning that the issuer has the option to pay it off before its maturity date), then the fund amortizes the premium to the security’s call date and price, rather than the maturity date and price.

(e) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to the funds’ net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.

(g) Custody Credit:

Certain funds have an arrangement with their custodian bank, State Street Bank and Trust Company, under which the funds receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.

(h) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(i) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(j) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss to the fund to be remote.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

3. Risk Factors:

The funds invest primarily in investment-grade municipal bond securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:

Market risk. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of a shareholder’s investment in the fund will fluctuate, which means that the shareholder could lose money.

Investment style risk. The funds are not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, a fund may offer lower long-term performance than stock investments or certain other types of bond investments. The funds’ emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the funds’ investments may have greater risks than securities in taxable bond funds.

Interest rate risk. Interest rates will rise and fall over time. During periods when interest rates are low, a fund’s yield and total return also may be low. The longer the fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause a fund to lose money or underperform. A fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.

Liquidity risk. A particular investment may be difficult to purchase or sell. The funds may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and extension risk. The funds investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price.

Derivatives risk. The funds use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the funds.

Securities lending risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to each fund, CSIM is entitled to receive an annual fee payable monthly based on each fund’s average daily net assets described as follows:

	Schwab	Schwab	Schwab	Schwab
	Tax-Free	California Tax-Free	Tax-Free	California Tax-Free
Average Daily Net Assets	Bond Fund	Bond Fund	YieldPlus Fund	YieldPlus Fund

First $500 million	0.30%	0.30%	0.30%	0.30%
Over $500 million	0.22%	0.22%	0.22%	0.22%

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by service providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholder of the funds. Schwab serves as the funds’ paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the funds to Schwab in its capacity as the funds’ paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the funds), and the funds will pay no more 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab or the service provider.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the funds to limit (“expense limitation”) the total annual fund operating expenses to 0.49%, excluding interest, taxes, and certain non-routine expenses for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the funds’ Board of Trustees.

The funds may engage in certain transactions involving related parties, including a related party owning shares of the funds. As of August 31, 2010, the Charles Schwab Corp. owned 900,590 shares of Schwab Tax-Free YieldPlus Fund, in the amount of $6,908,457 or 23.0% of the fund’s total value.

The funds may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the period ended August 31, 2010, each fund’s total aggregate security transactions with other Schwab Funds were as follows:

Schwab Tax-Free Bond Fund	$64,612,000
Schwab California Tax-Free Bond Fund	83,187,000
Schwab Tax-Free YieldPlus Fund	16,500,000
Schwab California Tax-Free YieldPlus Fund	39,900,000

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Charles Schwab & Co., Inc. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations.

6. Borrowing from Banks:

The funds may borrow money from banks and custodians. The funds covered in this report have custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street Bank and Trust Company for the committed line of credit.

There was no borrowing from the lines of credit for the funds during the period. However, the funds utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended August 31, 2010, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Tax-Free Bond Fund	$580,170,062	$404,424,249
Schwab California Tax-Free Bond Fund	438,826,996	341,813,463
Schwab Tax-Free YieldPlus Fund	15,094,693	13,359,920
Schwab California Tax-Free YieldPlus Fund	26,615,141	41,363,892

8. Federal Income Taxes:

As of August 31, 2010, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab	Schwab
	Tax-Free	California Tax-Free	Tax-Free	California Tax-Free
	Bond Fund	Bond Fund	YieldPlus Fund	YieldPlus Fund

Undistributed tax-exempt income	$388,295	$412,316	$12,280	$5,453
Undistributed ordinary income	3,262,951	1,144,493	—	—
Undistributed long-term capital gains	1,066,374	1,923,430	—	—
Unrealized appreciation	21,798,516	22,024,527	52,397	190,701
Unrealized depreciation	(3,561)	(150,054)	(10,543,548)	(66)
Net unrealized appreciation/ (depreciation)	21,794,955	21,874,473	(10,491,151)	190,635

Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2010, the following funds had capital loss carry forwards available to offset future net capital gains before the expiration date:

	Schwab	Schwab	Schwab	Schwab
	Tax-Free	California Tax-Free	Tax-Free	California Tax-Free
Expiration Dates	Bond Fund	Bond Fund	YieldPlus Fund	YieldPlus Fund

August 31, 2014	$—	$—	$159,334	$476,230
August 31, 2015	—	—	668,448	1,629,669
August 31, 2016	—	—	601,183	1,698,428
August 31, 2017	—	—	33,578,285	80,476,132
August 31, 2018	—	—	7,500,804	702,202

Total	$—	$—	$42,508,054	$84,982,661

For tax purposes, net realized capital losses occurring after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2010, capital losses deferred for each fund were as follows:

	Schwab	Schwab	Schwab	Schwab
	Tax-Free	California Tax-Free	Tax-Free	California Tax-Free
	Bond Fund	Bond Fund	YieldPlus Fund	YieldPlus Fund

Capital losses utilized	$—	$3,125,805	$—	$—
Deferred capital losses	—	—	—	—

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

The tax-basis components of distributions paid during the current and prior fiscal years were:

	Schwab	Schwab	Schwab	Schwab
	Tax-Free	California Tax-Free	Tax-Free	California Tax-Free
	Bond Fund	Bond Fund	YieldPlus Fund	YieldPlus Fund

Current Period Distributions
Tax-exempt income	$9,258,344	$12,159,745	$144,826	$391,921
Ordinary income	3,175,796	—	—	—
Long-term capital gains	—	—	—	—

Prior Period Distributions
Tax-exempt income	$5,379,546	$11,959,481	$2,387,305	$2,313,633
Ordinary income	10,732	—	—	—
Long-term capital gains	—	—	—	—

The permanent book and tax basis differences, which are mainly due to differing treatments of bond discounts and premiums, may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2010, the funds made the following reclassifications:

	Schwab	Schwab	Schwab	Schwab
	Tax-Free	California Tax-Free	Tax-Free	California Tax-Free
	Bond Fund	Bond Fund	YieldPlus Fund	YieldPlus Fund

Capital shares	$—	$—	$—	$—
Undistributed net investment income	28,180	(2,272)	—	—
Net realized capital gains and losses	(28,180)	2,272	—	—

As of August 31, 2010, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2010, the funds did not incur any interest or penalties. The funds are not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for the tax years before 2005.

9. Auction Rate Securities

As of August 31, 2010, the Schwab Tax-Free YieldPlus Fund owned three Auction Rate Securities (“ARS”) with par values totaling $18,155,000 which were fair valued at a total of $7,611,600 representing 25.3% of the net assets of the fund. As of the same date, the California Tax-Free Bond Fund owned one ARS with a par value of $1,550,000 which was fair valued at $1,470,562 representing 0.3% of the net assets of the fund.

During February 2008, most auctions for ARS began to fail and for the first time in over 20 years of recurring auctions, ARS investors were not able to sell their securities back to the re-marketing agents. This led security holders to establish the value of the securities independently of the auction. Currently, all ARS held by the Schwab Bond Funds are being fair valued by management in accordance with procedures approved by the funds’ Board of Trustees.

On April 1, 2009, two ARS held by the Schwab Tax-Free YieldPlus Fund (Maricopa County Industrial Development Authority and Tulsa County Industrial Authority) experienced an event of default. Management engaged an independent third party evaluator to assist in the determination of the fair value of these two securities in accordance with procedures approved by the funds’ Board of Trustees in good faith. These securities are structured investments for which commercial real estate properties serve as the underlying collateral for the securities. The valuations of these securities take into account the following inputs, several of which may be unobservable, in determining the fair value of the securities: the value and cash flows of the underlying collateral, net operating income of the properties, contractual payment rates, capitalization rates, expenses, inflation rates and reserve requirements.

 Schwab Tax-Free Bond Funds

Financial Notes (continued)

9. Auction Rate Securities (continued)

The fair value of these securities are also highly sensitive to events affecting the commercial real estate debt (“CRED”) market, decisions by other holders of the issuer, as well as investors’ expectations around a CRED market recovery and the holding period of the security and its collateral. Several of these unobservable inputs and assumptions are based on estimates and actual results may turn out to be different from these estimates, and these differences may be material.

10. Subsequent Events

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Tax-Free Bond Fund
Schwab California Tax-Free Bond Fund
Schwab Tax-Free YieldPlus Fund
Schwab California Tax-Free YieldPlus Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of Schwab Tax-Free Bond Fund, Schwab California Tax-Free Bond Fund, Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund (four of the portfolios constituting Schwab Investments, hereafter referred to as the “Funds”) at August 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, the cash flows of the Schwab Tax-Free YieldPlus Fund for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
October 19, 2010

Other Federal Tax Information: (unaudited)

The funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2010.

	Percentage

Schwab Tax-Free Bond Fund	99.6%	*
Schwab California Tax-Free Bond Fund	100%
Schwab Tax-Free YieldPlus Fund	100%
Schwab California Tax-Free YieldPlus Fund	100%

Under Section 871(k)(2)(C) of the Code, the Schwab Tax-Free Bond Fund hereby designates $3,135,378 as short-term capital gain dividends for the fiscal year ended August 31, 2010.

*	Distributions paid from net investment income as exempt-interest dividends are less than 100% as a result of the Fund realizing gains from market discount bonds, which are treated for tax purposes as ordinary income.

Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the “1940 Act”) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.

The Board of Trustees (the “Board” or the “Trustees”, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement between Schwab Investments (the “Trust”) and Charles Schwab Investment Management, Inc. (“CSIM”) (the “Agreement”) with respect to existing funds in the Trust, including Schwab Tax-Free YieldPlus Fund, Schwab Tax-Free Bond Fund, Schwab California Tax-Free YieldPlus Fund and Schwab California Tax-Free Bond Fund (the “Funds”), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.

The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 28, 2010, and June 3, 2010, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 3, 2010. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:

1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;

2.	each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;

4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (“Schwab”), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s personnel, experience, track record and compliance program. The Trustees also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services, and channel alternatives such as free advice, investment and research tools, Internet access, and an array of account features that benefit the Funds and their shareholders. The Trustees also considered Schwab’s excellent reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees considered that the vast majority of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.

Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, if applicable, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered both risk and shareholder risk expectations for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.

Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Trustees considered the effects of CSIM’s and Schwab’s historical practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as wrap accounts and offshore funds, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly. In this connection, the Trustees reviewed management’s profitability analyses, together with certain commentary thereon from an independent accounting firm. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability with respect to the Funds under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.

Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all-important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 84 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1990.)	Managing Partner, D.R. Stephens & Company (investments) (1973 – present).	73	None

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1990.)	Chairman and Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	73	None

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1990.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	84	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2004.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc. (August 2004 – present); Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); Director, President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (August 2007 – present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds PLC (Sept. 2002 – present); President and Chief Executive Officer, Schwab Strategic Trust (Oct. 2009 – present); Trustee (June 2006 – Dec. 2009), President and Chief Executive Officer (July 2007 – March 2008, July 2010 – present), Laudus Trust and Laudus Institutional Trust; President and Chief Executive Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (June 2006 – June 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc. (November 2004 – present); Treasurer and Chief Financial Officer, Laudus Trust and Laudus Institutional Trust (2006 – present); Treasurer and Principal Financial Officer, Schwab Strategic Trust (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Koji E. Felton 1961 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc. (July 2000 – present); Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. (June 1998 – present); Vice President and Assistant Clerk, Laudus Trust and Laudus Institutional Trust (Jan. 2010 – present); Chief Legal Officer and Secretary, Schwab Strategic Trust (Oct. 2009 – present); Chief Legal Officer and Secretary, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present) of Laudus Trust and Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc. (2004 – present); Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Trust, Laudus Institutional Trust; Vice President, Schwab Strategic Trust (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first, provided that any trustee who serves on both Schwab Funds and Laudus Funds retires from both boards when first required to retire by either board. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

agency discount notes Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.

Alternative Minimum Tax (AMT) A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset-backed securities Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

average rate The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

call An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.

call protection A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

certificate of participation A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.

coupon, coupon rate The annual rate of interest paid until maturity by the issuer of a debt security.

credit-enhanced securities Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.

credit quality The capacity of an issuer to make its interest and principal payments. See chart below.

credit risk The risk that a bond issuer may be unable to pay interest or principal to its bondholders.

discount rate The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.

dividend Money from earnings that is distributed to shareholders as a given amount per share.

duration A measure of a bond’s sensitivity to interest rates. Calculations of duration generally take into account the investment’s yield, interest payments, maturity date and call features. Like maturity, duration is expressed in years, but is more accurate than maturity in determining the effect of interest rate movements on a bond investment’s price. The duration of a portfolio equals the market value weighted average of the duration of the bonds held in the portfolio.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

Credit Ratings

Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

effective maturity Takes into account maturity shortening features, such as the interest rate reset date or demand features, instead of the final maturity date.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

final maturity The date on which the principal amount must be paid.

general obligation bonds Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.

interest Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.

interest rate risk The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.

liquidity-enhanced security A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.

market risk Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”’

maturity (see also “effective maturity” and “final maturity”) The date a bond is scheduled to be “retired” and its principal amount returned to the bond holders. Maturity of Investments will generally be determined using portfolio securities’ final maturity dates. However, for certain securities, maturity will be determined using securities’ effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable-rate or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities (as used in determining Weighted Average Maturity) are determined on an “expected life” basis by the investment adviser. Additional information relating to maturity is contained in the Schwab Bond Funds’ Statement of additional information.

mortgage-backed securities Bond or other debt securities that represent ownership in a pool of mortgage loans.

muni, municipal bonds, municipal securities Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

prepayment risk The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.

restricted securities Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.

revenue bonds Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.

section 4(2)/144A securities Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.

taxable-equivalent yield The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable-equivalent yield for you of 6.0% (4.5% ÷ [1 − 0.25%] = 6.0%).

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

weighted average credit quality The asset-weighted overall credit quality for a bond portfolio. Charles Schwab Investment Management, Inc. (CSIM) calculates this characteristic. The fund itself has not been rated by an independent credit rating agency. The calculation excludes unrated securities, derivatives and short-term securities. Weighted average credit quality is subject to change over time.

weighted average duration Expresses the measureable change in the value of a security in response to a change in interest rates. The formula calculates the effect that a 1% change in interest rates will have on the price of a bond.

weighted average maturity For mutual funds, the maturity of all the debt securities in its portfolio, calculated as a weighted average. As a rule, the longer a fund’s weighted average maturity, the greater its interest rate risk. Money funds are required to maintain a weighted average maturity of no more than 90 days.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

yield to maturity The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

At The Charles Schwab Corporation and its affiliates and subsidiaries (“Schwab,” “us,” or “we”), we’re committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect, how we use and share that information, and your ability to limit certain information sharing. This Privacy Notice applies to customers; retirement, other employee benefit, or stock option plan participants (“participants” includes beneficiaries under the plan and certain other employees); and other consumers with whom we have a relationship, as well as to former customers and participants. Throughout this Privacy Notice (for the purposes of this Privacy Notice only), “customers” includes retirement plan participants and other consumers with whom we have a relationship, unless specifically noted otherwise. The information we collect and how we may use it may vary depending upon the product, service, or Schwab affiliate involved. For example, Schwab may have an agreement or policy with investment advisors, employers, or plan sponsors that further limits the sharing of your personal information.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account, enroll in one of our services, or participate in a Schwab promotion. We may also receive personal information from your employer or retirement or other employee benefit plan sponsor where Schwab has been hired to provide services to your company’s benefit, stock option, or similar plan. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity, employment, or creditworthiness, or to better understand your financial needs. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments, and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions, and history. This information allows us to administer your account and provide the services you or your employer or plan sponsor have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on the Schwab website(s) you use.

How We Share and Use Your Information

We may share your information with outside companies and other third parties in certain circumstances, including:

•	To help us process transactions for your account;

•	When we use other companies to provide services for us, such as printing and mailing your account statements;

•	When we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

Certain Schwab affiliates and subsidiaries may also enter into a joint-marketing agreement with another financial institution in order to provide you with a Schwab-branded financial product or service.

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected, and is accessed only by authorized individuals who are trained regarding Schwab’s privacy and information safeguarding practices. Schwab maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. To learn more about our security measures and the measures you need to take, please click the Privacy link on the Schwab website(s) you use.

Contact Us

To change your privacy preferences, provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

Notes

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2010 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR13656-13

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler and Mariann Byerwalter, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Hasler and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of twelve series. Ten series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31 and one series has a fiscal year-end of February 29. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2008 and 2007 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

     Audit Fees
     2010: $376,618           2009: $396,411
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees
     For services rendered to Registrant:
     2010: $27,705           2009: $29,163
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:
     2010: $29,344      2009: $30,888
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

     2010: $4,545           2009: $1,119
Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
     2010: $61,594           2009: $61,170
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Investments Schwab Bond Funds
By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer

Date: October 15, 2010

Schwab YieldPlus Funds
By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer

Date: October 19, 2010

Schwab Tax-Free Bond Funds
By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer

Date: October 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Schwab Bond Funds
By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer

Date: October 15, 2010

Schwab YieldPlus Funds
By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer

Date: October 19, 2010

Schwab Tax-Free Bond Funds
By:	/s/ Randall W. Merk
Randall W. Merk
Chief Executive Officer

Date: October 19, 2010

Schwab Bond Funds
By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: October 15, 2010

Schwab YieldPlus Funds
By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: October 19, 2010

Schwab Tax-Free Bond Funds
By:	/s/ George Pereira
George Pereira
Principal Financial Officer

Date: October 19, 2010